UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Soliciting Material Pursuant to §240.14a-12

NCR CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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March 15, 2019

NCR Stockholders,

Thank you for your support and for welcoming me as I assumed the role of NCR’s President and Chief Executive Officer in April 2018.

Upon joining NCR, one of my first priorities was to meet with many of our employees and customers.  During my travels, I was consistently struck by the power of the NCR brand.  Everywhere we went, the NCR brand preceded us.  NCR has a brand that lets us walk into any bank, any retailer and any restaurant in the world.  I also saw the passion and enthusiasm of our 34,000 employees worldwide and the strength and differentiation of our global sales, service and distribution network.

However, I also found many opportunities for needed improvement, including elevating our focus on the customer, simplifying and streamlining NCR and getting high quality products to market in a timely fashion.  So, we spent a substantial portion of 2018 getting back to the basics to better align NCR for growth.

We focused on taking care of our customers, improving execution around new product introductions and breaking down organizational silos through our Accelerated Customer Activation Teams (ACATs).  ACATs are co-located, cross-functional teams with a single goal – deliver products that are customer referenceable.  We also significantly evolved the composition of the NCR Executive Leadership Team.  Additionally, we entered 2019 organized for success, focus and accountability by forming new Business Units dedicated to Banking, Retail and Hospitality. These initiatives established the foundation to build a stronger, more efficient NCR and elevated the deep connections that we have with our customers.

Our team also focused on our long-term growth strategy, which we unveiled at the New York Stock Exchange in November 2018.  There, we highlighted our plan for creating stockholder value.  This plan is driven by three components.  First, invest in top-line revenue growth.  Second, shift our business mix to recurring revenue streams and software and services-led offerings.  Third, optimize NCR’s spend to improve operating margins.

We will seek to drive top-line revenue growth by investing in six strategic growth platforms.  These platforms are product areas where we believe we have differentiators that we can leverage to achieve our growth objectives.  In addition to these growth areas, we will continue to make acquisitions that expand our product offerings, add value to existing products or give us closer connections to our customers through new sales and services channels.  For example, our acquisition of JetPay gives us an end-to-end payments platform and unlocks incremental recurring revenue streams.

Our priority for 2019 is clear: return to profitable growth.  NCR enters 2019 with improving execution and a very simple goal – keep our customers happy and satisfied so that they come back and buy more.

We have made tremendous progress.  I am proud of our team and their commitment to our customers, as well as the energy and excitement they have shown in support of reshaping the future of NCR.

While there is more work left to be done, I believe we are on the right path to returning NCR to growth and elevating the value we offer to our global customers.  We are well-positioned to help retailers, banks and restaurants compete in an evolving landscape of physical and digital consumers.

Thank you for your confidence in NCR, as well as your continued feedback and for sharing our vision of NCR’s future.

Sincerely,

Michael D. Hayford

President and Chief Executive Officer

NOTICE OF 2019 ANNUAL MEETING

AND PROXY STATEMENT

March 15, 2019

Dear Fellow NCR Stockholder:

I am pleased to invite you to attend the 2019 Annual Meeting of Stockholders (the “Annual Meeting”) for NCR Corporation, a Maryland corporation (“NCR” or the “Company”), that will be held on April 24, 2019, at 9:00 a.m. Eastern Time.  This year’s Annual Meeting will again be a virtual meeting of stockholders.  You will be able to attend the Annual Meeting and vote and submit questions during the Annual Meeting via a live webcast by visiting www.virtualshareholdermeeting.com/NCR2019.  As in the past, prior to the Annual Meeting you will be able to authorize a proxy to vote your shares at www.proxyvote.com on the matters submitted for stockholder approval at the Annual Meeting, and we encourage you to do so.

The accompanying notice of the Annual Meeting and proxy statement tell you more about the agenda and procedures for the Annual Meeting.  The proxy statement also describes how the Board of Directors of the Company operates and provides information about our director candidates, director and executive officer compensation and certain corporate governance matters.  I look forward to sharing more information with you about NCR at the Annual Meeting.

As in prior years, we are offering our stockholders the option to receive NCR’s proxy materials via the Internet.  We believe this option allows us to provide our stockholders with the information they need in an environmentally conscious form and at a reduced cost.

Your vote is important.  Whether or not you plan to virtually attend the Annual Meeting, I urge you to authorize a proxy to vote your shares as soon as possible.  You may authorize a proxy to vote your shares on the Internet or by telephone, or, if you received the proxy materials by mail, you may also authorize a proxy to vote your shares by mail.  Your vote will ensure your representation at the Annual Meeting regardless of whether you attend via webcast on April 24, 2019.

Sincerely,

Frank M. Martire

Executive Chairman

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS OF NCR CORPORATION

Time:

9:00 a.m. Eastern Time

Date:

Wednesday, April 24, 2019

Place:

Virtual Meeting via webcast at www.virtualshareholdermeeting.com/NCR2019

Purpose:

The holders of shares of common stock, par value $0.01 per share (the “common stock”), and shares of Series A Convertible Preferred Stock, liquidation preference $1,000 per share (the “Series A Convertible Preferred Stock”), of NCR Corporation, a Maryland corporation (“NCR” or the “Company”) will, voting together as a single class, be asked to:

•

Consider and vote upon the election of eight directors identified in this proxy statement to serve until the next annual meeting of stockholders following their election and until their respective successors are duly elected and qualify;

•	Consider and vote to approve, on an advisory basis, the compensation of the named executive officers (Say On Pay), as described in these proxy materials;

•	Consider and vote upon the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019;

•

Consider and vote upon a directors’ proposal to amend and restate the charter of the Company to eliminate the supermajority provisions contemplated by the Maryland General Corporation Law and the Company’s charter and make certain conforming changes to the charter; and

•	Transact such other business as may properly come before the Annual Meeting and any postponement or adjournment of the Annual Meeting.

The holders of the Series A Convertible Preferred Stock will, voting as a separate class, be asked to:

•

Consider and vote upon the election of two directors identified in this proxy statement to serve until the next annual meeting of stockholders following their election and until their respective successors are duly elected and qualify.

Other Important Information:

•	Record holders of NCR’s common stock and Series A Convertible Preferred Stock at the close of business on February 22, 2019 may vote at the meeting.

•

Your shares cannot be voted unless they are represented by proxy or in person by the record holder attending the meeting via webcast.  Even if you plan to attend the meeting via webcast, please authorize a proxy to vote your shares.

•

If you wish to attend the webcast at a location provided by the Company, the Company’s Maryland counsel, Venable LLP, will air the webcast at its offices located at 750 E. Pratt Street, Suite 900, Baltimore, MD 21202.  Please note that no members of management or the Board of Directors will be in attendance at this location.  If you wish to attend the meeting webcast at Venable LLP’s office, please follow the directions for doing so set forth on the “2019 Annual Meeting of Stockholders Reservation Request Form” found at the end of this proxy statement.

By order of the Board of Directors,

James M. Bedore

Executive Vice President, General Counsel and Secretary

March 15, 2019

Important Notice Regarding the Availability of Proxy Materials for the

Stockholder Meeting to Be Held on April 24, 2019

This proxy statement and NCR’s 2018 Annual Report on Form 10-K are available at www.proxyvote.com.

NCR Corporation

864 Spring Street NW

Atlanta, Georgia 30308-1007

NCR CORPORATION

2019 ANNUAL MEETING PROXY STATEMENT

CEO Pay Ratio Disclosure	76

Related Person Transactions	77

Fees Paid to Independent Registered Public Accounting Firm	80

Board Audit Committee Report	82

Proposal 3 – Ratify the Appointment of Independent Registered Public Accounting Firm for 2019	84
Proposal Details	84
How Does the Board Recommend that I Vote on this Proposal?	84
Proposal 4 – Directors’ proposal to amend and restate the charter of the Company to eliminate the supermajority provisions contemplated by the Maryland General Corporation Law and the Company’s charter and make certain conforming changes to the charter	86
Proposal Details	86
How Does the Board Recommend that I Vote on this Proposal?	87
Other Matters	89

Additional Information	89

Proxy Statement – General Information

What is the purpose of these proxy materials?

We are making this proxy statement, notice of annual meeting and our 2018 annual report available to stockholders beginning on or about March 15, 2019 in connection with the solicitation by the Board of Directors (the “Board”) of NCR Corporation, a Maryland corporation (“NCR,” the “Company,” “we” or “us”), of proxies for the 2019 Annual Meeting of Stockholders, and any postponements or adjournments thereof (the “Annual Meeting”), to be held via a live webcast at 9:00 a.m. Eastern Time, on April 24, 2019, for the purposes set forth in these proxy materials.

How do I attend the Annual Meeting?

The Annual Meeting will be a virtual meeting of stockholders, which allows stockholders the ability to more easily attend the Annual Meeting without incurring travel costs or other inconveniences.  If you are a record stockholder, a proxy for a record stockholder or a beneficial owner of either (i) NCR’s common stock, par value $0.01 per share (the “common stock”), or (ii) NCR’s Series A Convertible Preferred Stock, liquidation preference $1,000 per share (the “Series A Convertible Preferred Stock”), in either case with evidence of ownership, you will be able to attend the Annual Meeting and vote and submit questions during the Annual Meeting via a live webcast by visiting www.virtualshareholdermeeting.com/NCR2019, which provides our stockholders rights and opportunities to vote and ask questions equivalent to in-person meetings of stockholders.  The Annual Meeting will convene at 9:00 a.m. Eastern Time, on April 24, 2019.

If you wish to attend the webcast at a location provided by the Company, our Maryland counsel, Venable LLP, will air the webcast at its offices located at 750 E. Pratt Street, Suite 900, Baltimore,

MD 21202.  Please note that no members of management or the Board will be in attendance at this location.  If you wish to attend the Annual Meeting via webcast at Venable LLP’s office, please complete and return the 2019 Annual Meeting of Stockholders Reservation Request Form found at the end of this proxy statement.

How do I access the proxy materials?

We are providing access to our proxy materials (including this proxy statement, notice of annual meeting and our 2018 annual report) over the Internet pursuant to rules adopted by the Securities and Exchange Commission (“SEC”).  Beginning on or about March 15, 2019, we will send Notices of Internet Availability of Proxy Materials (each, a “Notice”) by mail to stockholders entitled to notice of or vote at the Annual Meeting.  The Notice includes instructions on how to view the electronic proxy materials on the Internet, which will be available to all stockholders beginning on or about March 15, 2019.  The Notice also includes instructions on how to elect to receive future proxy materials by email.  If you choose to receive future proxy materials by email, next year you will receive an email with a link to the proxy materials and proxy voting site, and will continue to receive proxy materials in this manner until you terminate your election.  We encourage you to take advantage of the availability of our proxy materials on the Internet.

Will I receive a printed copy of the proxy materials?

You will not receive a printed copy of the proxy materials unless you specifically request one.  Each Notice includes instructions on how to request a printed copy of the proxy materials, including the applicable proxy card, or cards, for the Annual Meeting if you are a record holder, or the applicable voting instruction form, or forms, if you are a beneficial owner, at no cost to you.  In addition, by following the instructions on the Notice, you can elect to receive future proxy materials in printed form by mail.  If you choose to receive future proxy materials in printed form by mail, we will continue to send you printed materials pursuant to that election until you notify us otherwise.

What does it mean if I receive more than one Notice?

We are taking advantage of the householding rules adopted by the SEC that permit us to deliver only one Notice to stockholders who share an address, unless otherwise requested.  This allows us to reduce the expense of delivering duplicate Notices to our stockholders who may have more than one stock account or who share an address with another NCR stockholder.

If you have multiple common stock record accounts or multiple Series A Convertible Preferred Stock record accounts and you have received only one Notice with respect to your common stock or Series A Convertible Preferred Stock, and/or if you share an address with a family member who is an NCR stockholder and you have received only one Notice:

•	you may write us at 864 Spring Street NW, Atlanta, Georgia 30308-1007, Attn: Investor Relations, or call us at 1-800-225-5627, to request separate copies of the proxy materials at no cost to you; and

•	if you no longer wish to participate in the householding program, please call 1-866-540-7095 to “opt-out” or revoke your consent.

If you have multiple NCR common stock record accounts or multiple Series A Convertible Preferred Stock record accounts and you have received multiple copies of the Notice with respect to either your common stock or Series A Convertible Preferred Stock, and/or if you share an address with a family member who is an NCR stockholder and you have received multiple copies of the Notice, and you wish to participate in the householding program, please call 1-866-540-7095 to “opt-in.”

Please note that if you hold both common stock and Series A Convertible Preferred Stock, you can expect to receive a separate Notice for each class of stock.  These notices are separate, and will not be combined even if you have opted in or consented to householding.  See “What if I hold both common stock and Series A Convertible Preferred Stock” below.

What am I being asked to vote on?

The holders of shares of common stock and shares of Series A Convertible Preferred Stock, voting together as a single class, are being asked to consider and vote on the following items:

•	Election of eight directors to serve until the next annual meeting of stockholders following their election and until their respective successors are duly elected and qualify;

•	An advisory vote to approve the compensation of the named executive officers (Say on Pay), as described in these proxy materials;

•	Ratification of the appointment of PricewaterhouseCoopers LLP (“PricewaterhouseCoopers”) as our independent registered public accounting firm for the fiscal year ending December 31, 2019; and

•

A directors’ proposal to amend and restate the charter of the Company to eliminate the supermajority provisions contemplated by the Maryland General Corporation Law and the Company’s charter and make certain conforming changes to the charter.

The holders of the Series A Convertible Preferred Stock, voting as a separate class, also will consider and vote on the election of two directors to serve until the next annual meeting of stockholders following his election and until his successor is duly elected and qualifies.

Why are the common stockholders being asked to vote on the election of only eight Directors?

A total of ten director nominees will be voted upon at the Annual Meeting.  The holders of shares of common stock and shares of Series A Convertible Preferred Stock, voting together as a single class, are being asked to vote on eight of the ten director nominees to serve until the next annual meeting of stockholders following their election and until their respective successors are duly elected and qualify:  Richard L. Clemmer, Robert P. DeRodes, Deborah A. Farrington, Michael D. Hayford, Kurt P. Kuehn, Linda Fayne Levinson, Frank R. Martire and Matthew A. Thompson.

The holders of Series A Convertible Preferred Stock, voting separately, as a class, are entitled to elect two of the ten director nominees.  Our outstanding shares of Series A Convertible Preferred Stock were originally issued to certain entities affiliated with The Blackstone Group L.P. (“Blackstone”) under an Investment Agreement dated November 11, 2015, and amended as of March 13, 2017 (the “Investment Agreement”).  The Investment Agreement and the terms of the Series A Convertible Preferred Stock provide that Blackstone is entitled, as long as it beneficially owns at least 50% of the common stock that it beneficially owned, on an as-converted basis, at the time of its initial investment, to separately designate two nominees for election as a director, whom the Board shall include in its nominees for election, and that only holders of the Series A Convertible Preferred Stock have the right to vote for these nominees.  The term of each of those nominees, Gregory R. Blank and Chinh E. Chu, expires at the Annual Meeting, and Blackstone has designated Mr. Blank and Mr. Chu as its “Purchaser Designees” (as such term is defined in our charter) to be nominated by the Board as directors to serve until the next annual meeting of stockholders following their election and until their successors are duly elected and qualify.  The holders of Series A Convertible Preferred Stock will vote separately, as a class, on the election of Messrs. Blank and Chu at the Annual Meeting.

How does the Board recommend that I vote my shares?

The Board recommends a vote:

•	FOR the election of each of the eight director nominees to be elected by holders of shares of common stock and shares of Series A Convertible Preferred Stock, voting together as a single class;

•	FOR the election of the director nominees to be elected exclusively by the holders of Series A Convertible Preferred Stock voting separately as a class;

•	FOR the advisory vote to approve the compensation of the named executive officers (Say On Pay), as described in these proxy materials;

•	FOR ratification of the appointment of PricewaterhouseCoopers as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019; and

•

FOR the directors’ proposal to amend and restate the charter of the Company to eliminate the supermajority provisions contemplated by the Maryland General Corporation Law and the Company’s charter and make certain conforming changes to the charter.

Who is entitled to vote at the Annual Meeting?

Record holders of our common stock and/or Series A Convertible Preferred Stock at the close of business on the record date for the Annual Meeting, February 22, 2019 (the “Record Date”), are entitled to notice of and to vote at the Annual Meeting.

How many votes do I have?

Each record holder of common stock will have one vote for each share of common stock held on the Record Date on each matter that is properly brought before the Annual Meeting and on which holders of common stock are entitled to vote.  There were 118,942,554 shares of common stock outstanding on the Record Date.

Each record holder of Series A Convertible Preferred Stock will have a number of votes equal to the largest number of whole shares of common stock into which such shares are convertible on the Record Date on each matter that is properly brought before the Annual Meeting and on which holders of Series A Convertible Preferred Stock are entitled to vote together with common stock as a single class.  In addition, each record holder of Series A Convertible Preferred Stock will have one vote for each share of Series A Convertible Preferred Stock on each matter that is properly brought before the Annual Meeting and on which holders of Series A Convertible Preferred Stock are entitled to vote separately, as a class.  As of the Record Date, there were 867,869 shares of Series A Convertible Preferred Stock outstanding, which as of such date were convertible into 28,928,677 shares of common stock.

Are there any requirements on how the holders of Series A Convertible Preferred Stock must vote?

Under the Investment Agreement, at the Annual Meeting Blackstone is required to vote its shares of Series A Convertible Preferred Stock in favor of each of the director nominees who are also being voted on by holders of common stock, in favor of the Say On Pay proposal, and for ratification of the appointment of PricewaterhouseCoopers as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019, as described in these proxy materials.  Blackstone is entitled to vote in its discretion on the other proposals described in this proxy statement, and the other holders of the Series A Convertible Preferred Stock are entitled to vote in their discretion on all matters described in this proxy statement.

How do I vote my shares?

Your vote is important.  Your shares can be voted at the Annual Meeting only if you are present (via attendance at the Annual Meeting by webcast) or if your shares are represented by proxy.  Even if you plan to attend the Annual Meeting webcast, we urge you to authorize a proxy to vote your shares in advance.

If you hold both common stock and Series A Convertible Preferred Stock, you will need to vote, or authorize a proxy to vote, each class of stock separately.  Please be sure to vote or authorize a proxy to vote for each class of stock separately so that all of your votes can be counted. For more information, see “What if I hold both common stock and Series A Convertible Preferred Stock” below.

You can authorize a proxy to vote your shares of common stock or Series A Convertible Preferred Stock electronically by going to www.proxyvote.com, or by calling the toll-free number (for residents of the United States and Canada) listed on the applicable proxy card.  Please have your proxy card (or cards) in hand when going online or calling.  If you authorize a proxy to vote your shares electronically, you do not need to return the applicable proxy card.  If you received proxy materials by mail and want to authorize your proxy by mail, simply mark the applicable proxy card, and then date, sign and return it in the applicable postage-paid envelope provided so it is received no later than April 23, 2019.

Your shares of common stock or Series A Convertible Preferred Stock will be voted at the Annual Meeting as directed by your electronic proxy, the instructions on your proxy card or voting instructions if (i) you are entitled to vote those shares; (ii) your proxy for those shares was properly executed or properly authorized electronically; (iii) we received your proxy for those shares prior to the Annual Meeting; and (iv) you did not revoke your proxy for those shares prior to or at the Annual Meeting.  The method by which you vote or authorize a proxy to vote your shares will in no way limit your right to attend and vote at the Annual Meeting webcast if you later decide to do so.

Please note that if you hold any of your shares through a bank, broker or other nominee (i.e., in street name), you may be able to authorize your proxy for those shares by telephone or the Internet as well as by mail.  You should follow the instructions you receive from your bank, broker or other nominee to vote these shares.  Also, if you hold any of your shares in street name, you must obtain a legal proxy executed in your favor from your bank, broker or nominee to be able to vote those shares in person at the Annual Meeting.  Obtaining a legal proxy may take several days.

What if I hold both common stock and Series A Convertible Preferred Stock?

Some of our stockholders may hold both common stock and Series A Convertible Preferred Stock.  If you are a holder of both common stock and Series A Convertible Preferred Stock, you can expect to receive a separate Notice for each class of stock (or a separate set of printed proxy materials if you previously elected to receive proxy materials in printed form).

You will need to vote, or authorize a proxy to vote, each class of stock separately in accordance with the instructions set forth herein and on the applicable proxy cards or voting instruction forms.  Voting, or authorizing a proxy to vote, only your common stock will not also cause your shares of Series A Convertible Preferred Stock to be voted, and vice versa.

If you hold both common stock and Series A Convertible Preferred Stock, please be sure to vote or authorize a proxy to vote for each class of stock separately so that all of your votes can be counted.

How do I vote shares held under the NCR Direct Stock Purchase and Sale Plan?

If you are a participant in the Direct Stock Purchase and Sale Plan (the “DSPP”) administered by our transfer agent, Equiniti Trust Company, for NCR, any proxy you authorize will also have the authority to vote the shares of NCR common stock held in your DSPP account.  Equiniti Trust Company, as the DSPP administrator, is the stockholder of record of that plan and will not vote those shares unless you provide it with instructions, which you may do by telephone, the Internet or mail.

If I authorized a proxy, can I revoke it and change my vote?

Yes, you may revoke a proxy at any time before it is exercised at the Annual Meeting by:

•	authorizing a new proxy on the Internet or by telephone;

•	properly executing and delivering a later-dated (i.e., subsequent to the date of the original proxy) proxy card so that it is received no later than April 23, 2019;

•	voting by ballot at the Annual Meeting; or

•

sending a written notice of revocation to the inspector of election in care of the Corporate Secretary of the Company at 864 Spring Street NW, Atlanta, Georgia 30308-1007 so that it is received no later than April 23, 2019.

Only the most recent proxy will be exercised and all others will be disregarded regardless of the method by which the proxies were authorized.

If shares of NCR’s voting securities are held on your behalf by a broker, bank or other nominee, you must contact it to receive instructions as to how you may revoke your proxy instructions for those shares.

What constitutes a quorum at the Annual Meeting?

The presence at the Annual Meeting (in person via attendance at the virtual Annual Meeting or by proxy) of stockholders entitled to cast a majority of all the votes entitled to be cast at the Annual Meeting constitutes a quorum.

What vote is required to approve each proposal?

A majority of all the votes cast by holders of our common stock and Series A Convertible Preferred Stock voting together as a single class (in person via attendance at the virtual Annual Meeting or by proxy), with the holders of Series A Convertible Preferred Stock voting on an as-converted basis, is required to elect Richard L. Clemmer, Robert P. DeRodes, Deborah A. Farrington, Michael D. Hayford, Kurt P. Kuehn, Linda Fayne Levinson, Frank R. Martire, and Matthew A. Thompson (eight of the ten director nominees), to approve the Say on Pay proposal, and to ratify the appointment of our independent registered public accounting firm.  Under Maryland law, abstentions and broker “non-votes” will not be counted as votes cast and will have no effect on the votes for any of the above proposals.

With respect to the directors’ proposal to amend and restate the Company’s charter to eliminate the supermajority provisions contemplated by the Maryland General Corporation Law and the Company’s charter and make certain conforming changes thereto, the amendments to the Company’s charter (other than the amendment to Section 6.2) must be approved by the affirmative vote of holders entitled to cast not less than eighty percent of the voting power of all shares of outstanding stock of

NCR entitled to vote generally in the election of directors (currently, the common stock and the Series A Convertible Preferred Stock voting on an as-converted basis, together as a single class), and the amendment to Section 6.2 requires the affirmative vote of a majority of the voting power of shares of outstanding stock of NCR entitled to vote thereon.  Abstentions and broker non-votes will have the effect of votes against this proposal.  If this proposal is approved by the affirmative vote of holders representing eighty percent or more of the voting power of all shares of outstanding stock of NCR entitled to vote generally in the election of directors, the Company will cause to be filed with the State Department of Assessments and Taxation of Maryland the Articles of Amendment and Restatement attached as Exhibit A to this proxy statement.  If this proposal is approved by the affirmative vote of a majority of the voting power of shares of outstanding stock of NCR and entitled to vote thereon, but less than the affirmative vote of holders entitled to cast eighty percent of the voting power of all shares of outstanding stock of NCR entitled to vote generally in the election of directors, the Company will cause to be filed with the State Department of Assessments and Taxation of Maryland Articles of Amendment and Restatement including the amendment to Section 6.2 of the Charter included in the Articles of Amendment and Restatement attached as Exhibit A to this proxy statement, but such filed Articles of Amendment and Restatement will not include the amendments relating to the elimination of the supermajority voting provisions in this proposal or the changes to the Charter to conform the language more closely to the MGCL.

The affirmative vote of the holders of a majority of the outstanding shares of our Series A Convertible Preferred Stock, voting separately as a class, is required to elect Messrs. Gregory R. Blank and Chinh E. Chu.  Only the holders of the Series A Convertible Preferred Stock have the right to vote on the election of Messrs. Blank and Chu.  Under Maryland law, abstentions and broker non-votes, if any, by holders of Series A Convertible Preferred

Stock will have the effect of a vote against these nominees.

A broker “non-vote” occurs when a broker returns a properly executed proxy but does not vote on a particular proposal because the broker does not have the discretionary authority to vote on the proposal and has not received voting instructions from the beneficial owner regarding the proposal.  Under the rules of the New York Stock Exchange, brokers have the discretionary authority to vote on the ratification of our independent registered public accounting firm, but not for the election of our directors, the Say on Pay proposal or the directors’ proposal regarding amendments to our charter.

When will you publish the results of the Annual Meeting?

We will include the results of the votes taken at the Annual Meeting in a Current Report on Form 8-K filed with the SEC within four business days following the Annual Meeting.

NCR Stock Ownership

Officers and Directors

The following table reflects the NCR common stock beneficially owned, as determined under applicable SEC rules, as of the close of business on February 15, 2019 (the “Table Date”) by:  (i) each individual named in our Summary Compensation Table (the “named executives”), (ii) each non-employee director and nominee, and (iii) all current directors and executive officers as a group.  Except to the extent indicated in the footnotes below, to NCR’s knowledge each person named in the table below has sole voting and investment power over the shares reported.  As of the Table Date, 118,941,326 shares of the Company’s common stock were issued and outstanding, and none of the persons named in the table below owned, beneficially or of record, any shares of NCR’s Series A Convertible Preferred Stock.  Unless otherwise noted below, the address of each beneficial owner listed in the table is: c/o NCR Corporation, 864 Spring Street NW, Atlanta, Georgia, 30308.

NCR Stock Ownership By Officers and Directors
Beneficial Owners	Total Shares Beneficially Owned(1)(2)	Percent	Number of Shares Subject to Options Exercisable Within 60 Days of February 15, 2019	Number of RSUs That Vest Within 60 Days of February 15, 2019(3)
Non-Employee Directors
Gregory R. Blank, Director(4)	—	*	—	—
Chinh E. Chu, independent Lead Director	25,168	*	—	—
Richard L. Clemmer, Director	163,548	*	54,015	—
Robert P. DeRodes, Director	144,748	*	54,015	—
Deborah A. Farrington, Director	8,326	*	—	—
Kurt P. Kuehn, Director	53,270	*	10,039	—
Linda Fayne Levinson, Director	203,529	*	54,015	—
Matthew A. Thompson, Director	8,962	*	—	—

Named Executive Officers
Michael D. Hayford, Director and Officer	18,331	*	—	—
Frank R. Martire, Director and Officer	18,331	*	—	—
Owen J. Sullivan, Officer	—	*	—	—
Andre J. Fernandez, Officer	—	*	—	—
Daniel W. Campbell, Officer	48,202	*	12,755	35,447
William R. Nuti, former Director and Officer(5)	—	*	—	—
Robert P. Fishman, former Officer(5)	209,247	*	17,006	115,182
Current Directors and Executive Officers as a Group (18 persons)	1,146,721	1.0%	267,745	304,622

* Less than 1%.

(1) Includes shares that each person had the right to acquire on or within 60 days after the Table Date, including, but not limited to, upon the exercise of options and vesting and payment of restricted stock units.  Excludes these restricted stock units granted as of the Table Date that vest more than 60 days after the Table Date:  Mr. Hayford 160,514; Mr. Martire 74,676; Mr. Sullivan 82,751; Mr. Fernandez 105,597; Mr. Campbell 118,351; and Mr. Fishman 208,439.

(2) All fractional shares have been rounded to the nearest whole number.  The total includes these shares deferred under our Director Compensation Program:  104,533 shares granted to Mr. Clemmer; 41,217 shares granted to Mr. DeRodes; 41,351 shares granted to Mr. Kuehn; and 8,077 shares granted to Ms. Levinson.

(3) Reflects shares that the officers and directors have the right to acquire through vesting of restricted stock units within 60 days after the Table Date (without taking into account share withholding to cover taxes).  These shares are also included in the Total Shares Beneficially Owned column.

(4) Mr. Blank disclaimed all interest in NCR director compensation payable in 2016 and future years.  Accordingly, he received no restricted stock units or shares in 2018, and will not receive any units or shares in 2019 under the NCR Director Compensation Program.  While Mr. Blank is an officer of an affiliate of Blackstone, he disclaims beneficial ownership of, and the shares reported in the Table exclude, NCR securities beneficially owned by Blackstone.

(5) Mr. Nuti, formerly Chairman of the Board of Directors and Chief Executive Officer, ceased serving in these positions in connection with his retirement effective April 30, 2018, and currently serves as our Chairman Emeritus of the Board and as a consultant. On July 24, 2018, Mr. Fishman, formerly Executive Vice President, Chief Financial Officer and Chief Accounting Officer, announced his decision to retire from NCR.  He ceased serving in these positions as of August 29, 2018, and served as our Senior Advisor until his retirement pursuant to a retirement agreement with the Company effective March 12, 2019.

Other Beneficial Owners

To the Company’s knowledge, and as reported as of the close of business on February 15, 2019 (except as otherwise specified), the following stockholders beneficially own more than 5% of the Company’s outstanding stock.

Other Beneficial Owners of NCR Stock
	Common Stock		Series A Convertible Preferred Stock
Name and Address of Beneficial Owner	Total Number of Shares	Percent of Class	Total Number of Shares	Percent of Class
Entities affiliated with The Blackstone Group(1)	—	—	498,425	56.65%
345 Park Avenue
New York, NY 10154

The Vanguard Group(2)	11,125,546	9.41%	—	—
100 Vanguard Boulevard
Malvern, PA 19355

BlackRock, Inc.(3)	10,318,901	8.7%	—	—
55 East 52nd Street
New York, NY 10055

Wells Fargo & Company(4)	8,234,886	6.97%	—	—
420 Montgomery Street
San Francisco, CA 94163

AllianceBernstein L.P.(5)	6,785,038	5.7%	—	—
1345 Avenue of the Americas
New York, NY 10105

Janus Henderson Group plc(6)	5,927,836	5.0%	—	—
201 Bishopsgate EC2M 3AE
United Kingdom

(1) Information is based in part on a Schedule 13D/A filed with the SEC on March 17, 2017 by The Blackstone Group L.P. (the “Blackstone Group”) and certain parties affiliated with the Blackstone Group, and on information provided by the Company’s transfer agent, Equiniti Trust Company.  Based on this information, as of February 15, 2019, partnerships affiliated with the Blackstone Group beneficially owned 498,425 shares of Series A Convertible Preferred Stock as follows:  734 shares directly held by Blackstone BCP VI SBS ESC Holdco L.P. (“BCP VI”), 371,315 shares directly held by Blackstone NCR Holdco L.P. (“NCR Holdco”), 435 shares directly held by BTO NCR Holdings – ESC L.P. (“BTO ESC”), and 125,941 shares directly held by BTO NCR Holdings L.P. (“BTO NCR” and, together with BCP VI, NCR Holdco and BTO ESC, the “Partnerships”), which includes dividends-in-kind payable within 60 days after February 15, 2019.

The general partner of NCR Holdco is Blackstone NCR Holdco GP L.L.C.  The managing member of Blackstone NCR Holdco GP L.L.C. is Blackstone Management Associates VI L.L.C.  The sole member of Blackstone Management Associates VI L.L.C. is BMA VI L.L.C.  The general partner of BCP VI is BCP VI Side-by-Side GP L.L.C.  The general partner of each of BTO NCR and BTO ESC is BTO Holdings Manager L.L.C.  The managing member of BTO Holdings Manager L.L.C. is Blackstone Tactical Opportunities Associates L.L.C.  The sole member of Blackstone Tactical Opportunities Associates L.L.C. is BTOA L.L.C.  The sole member of BCP VI Side-by-Side GP L.L.C., and the managing member of BTOA L.L.C. and BMA VI L.L.C., is Blackstone Holdings III L.P.  The general partner of Blackstone Holdings III L.P. is Blackstone Holdings III GP L.P.  The general partner of Blackstone Holdings III GP L.P. is Blackstone Holdings III GP Management L.L.C.  The sole member of Blackstone Holdings III GP Management L.L.C. is The Blackstone Group L.P.  The general partner of The Blackstone Group L.P. is Blackstone Group Management L.L.C.  Blackstone Group Management L.L.C.  is wholly owned by Blackstone’s senior managing directors and controlled by its founder, Stephen A. Schwarzman.  Each of such Blackstone entities (other than each of the Partnerships to the extent of their direct holdings) and Mr. Schwarzman may be deemed to beneficially own the shares beneficially owned by the Partnerships directly or indirectly controlled by it or him, but each disclaims beneficial ownership of such shares.

As of the Record Date, the Partnerships held of record 491,666 shares of Series A Convertible Preferred Stock, which were convertible into 16,388,702 shares of common stock.

(2) Information, including ownership percentage, is based on a Schedule 13G/A filed with the SEC on February 11, 2019 by The Vanguard Group (“Vanguard”), reporting beneficial ownership of 11,125,546 shares of the Company’s stock as of December 31, 2018.  In this filing, Vanguard reported sole dispositive power with respect to 11,056,266 of such shares, sole voting power with respect to 63,895 of such shares, shared dispositive power with respect to 69,280 of such shares and shared voting power with respect to 17,508 of such shares.  Vanguard also reported that Vanguard Fiduciary Trust Company, a wholly-owned subsidiary of The Vanguard Group, Inc., is the beneficial owner of 51,772 of such shares as investment manager of collective trust accounts, and that Vanguard Investments Australia, Ltd., a wholly-owned subsidiary of The Vanguard Group, Inc., is the beneficial owner of 29,631 of such shares as a result of serving as investment manager of certain Australian investment offerings.

(3) Information, including ownership percentage, is based on a Schedule 13G/A filed with the SEC on February 6, 2019 by BlackRock, Inc. (“BlackRock”), reporting beneficial ownership of 10,318,901 shares of the Company’s stock as of December 31, 2018, as a parent holding company or control person for its subsidiaries, BlackRock Life Limited, BlackRock Advisors, LLC, BlackRock (Netherlands) B.V., BlackRock Institutional Trust Company, National Association, BlackRock Asset Management Ireland, Limited, BlackRock Financial Management, Inc., BlackRock Asset Management Schweiz AG, BlackRock Investment Management, LLC, FutureAdvisor, Inc., BlackRock Investment Management (UK) Limited, BlackRock Asset Management Canada Limited, BlackRock Investment Management (Australia) Limited, BlackRock Advisors (UK) Limited, and BlackRock Fund Advisors.  In this filing, BlackRock reported sole voting power with respect to 9,843,457 of such shares, and sole dispositive power with respect to all 10,318,901 of such shares.

(4) Information, including ownership percentage, is based on a Schedule 13G/A filed with the SEC on January 22, 2019 by Wells Fargo & Company (“Wells Fargo”), reporting beneficial ownership of 8,234,886 shares of the Company’s stock as of December 31, 2018, on behalf of itself and its subsidiaries, Wells Capital Management Incorporated, Wells Fargo Clearing Services, LLC, Wells Fargo Bank, National Association, Wells Fargo Funds Management, LLC, and Wells Fargo Advisors Financial Network, LLC.  In this filing, Wells Fargo reported sole dispositive power with respect to 48,768 of such shares, sole voting power with respect to 48,768 of such shares, shared dispositive power with respect to 8,186,118 of such shares and shared voting power with respect to 6,585,198 of such shares; Wells Capital Management Incorporated reported shared dispositive power with respect to 8,038,467 of such shares, and shared voting power with respect to none of such shares; and Wells Fargo Funds Management, LLC reported shared dispositive power with respect to 6,432,285 of such shares, and shared voting power with respect to 6,429,738 of such shares.

(5) Information, including ownership percentage, is based on a Schedule 13G filed with the SEC on February 13, 2019 by AllianceBernstein L.P. (“AllianceBernstein”), reporting beneficial ownership of 6,785,038 shares of the Company’s stock as of December 31, 2018.  In this filing, AllianceBernstein reported sole dispositive power with respect to 6,643,868 of such shares, sole voting power with respect to 5,573,312 of such shares and shared dispositive power with respect to 141,170 of such shares.  AllianceBernstein also reported that AllianceBernstein is a majority owned subsidiary of AXA Equitable Holdings, Inc. and an indirect majority owned subsidiary of AXA SA.  AllianceBernstein operates under independent management and makes independent decisions from AXA and AXA Equitable Holdings and their respective subsidiaries and AXA and AXA Equitable Holdings calculate and report beneficial ownership separately from AllianceBernstein pursuant to guidance provided by the Securities and Exchange Commission in Release Number 34-39538 (January 12, 1998).  AllianceBernstein may be deemed to share beneficial ownership with AXA reporting persons by virtue of 141,170 shares of common stock acquired on behalf of the general and special accounts of the affiliated entities for which AllianceBernstein serves as a subadvisor.  Each of AllianceBernstein and the AXA entities reporting herein acquired their shares of common stock for investment purposes in the ordinary course of their investment management and insurance businesses.

(6) Information, including ownership percentage, is based on a Schedule 13G filed with the SEC on February 12, 2019 by Janus Henderson Group plc (“Janus Henderson”), reporting beneficial ownership of 5,927,836 shares of the Company’s stock as of December 31, 2018.  In this filing, Janus Henderson reported shared dispositive power with respect to 5,927,836 of such shares and shared voting power with respect to 5,927,836 of such shares.  Janus Henderson also reported that Janus Henderson has an indirect 97.11% ownership stake in Intech Investment Management LLC (“Intech”) and a 100% ownership stake in Janus Capital Management LLC (“Janus Capital”), Janus Capital International Limited (“JCIL”), Perkins Investment Management LLC (“Perkins”), Geneva Capital Management LLC, Henderson Global Investors Limited and Janus Henderson Global Investors Australia Institutional Funds Management Limited (each an “Asset Manager” and collectively as the “Asset Managers”).  Due to the above ownership structure, holdings for the Asset Managers are aggregated for purposes of this filing.  Each Asset Manager is an investment adviser registered or authorized in its relevant jurisdiction and each furnishing investment advice to various fund, individual and/or institutional clients (collectively referred to herein as “Managed Portfolios”).  As a result of its role as investment adviser or sub-adviser to the Managed Portfolios, Janus Capital may be deemed to be the beneficial owner of 5,911,302 shares or 5.0% of the shares outstanding of NCR Common Stock held by such

Managed Portfolios.  However, Janus Capital does not have the right to receive any dividends from, or the proceeds from the sale of, the securities held in the Managed Portfolios and disclaims any ownership associated with such rights.  As a result of its role as investment adviser or sub-adviser to the Managed Portfolios, JCIL may be deemed to be the beneficial owner of 16,534 shares or 0.0% of the shares outstanding of NCR Common Stock held by such Managed Portfolios.  However, JCIL does not have the right to receive any dividends from, or the proceeds from the sale of, the securities held in the Managed Portfolios and disclaims any ownership associated with such rights.

Proposal 1 – Election of Directors

FOR

The Board of Directors recommends that you vote FOR Gregory R. Blank, Chinh E. Chu, Richard L. Clemmer, Robert P. DeRodes, Deborah A. Farrington, Michael D. Hayford, Kurt P. Kuehn, Linda Fayne Levinson, Frank R. Martire and Matthew A. Thompson

Proposal Details

The holders of shares of common stock and Series A Convertible Preferred Stock, voting together as a single class, are being asked to vote on eight of the ten director nominees up for election, to each serve until the 2020 Annual Meeting and until their successors are duly elected and qualify.  Proxies solicited by the Board and properly authorized will be exercised for the election of each of the eight nominees:  Richard L. Clemmer, Robert P. DeRodes, Deborah A. Farrington, Michael D. Hayford, Kurt P. Kuehn, Linda Fayne Levinson, Frank R. Martire and Matthew A. Thompson, unless you elect to withhold your vote on your proxy.  The Board has no reason to believe that any of these nominees will be unable to serve.  However, if one of them should become unavailable to serve prior to the Annual Meeting, the Board may reduce the size of the Board or designate a substitute nominee.  If the Board designates a substitute nominee, shares represented by proxies will be voted FOR the substitute nominee.

The holders of Series A Convertible Preferred Stock will vote on two additional director nominees to succeed the other director nominees up for election, to serve until the 2020 Annual Meeting and until their successors are duly elected and qualify.  The nominees, Gregory R. Blank and Chinh E. Chu, are current directors who were designated by Blackstone under the terms of the Investment Agreement.  The holders of Series A Convertible Preferred Stock will vote separately, as a class, on the election of Messrs. Blank and Chu.  Only the holders of Series A Convertible Preferred Stock have the right to vote on the election of Messrs.  Blank and Chu.

The name, age, principal occupation, other business affiliations and certain other information regarding each nominee for election as a director are set forth below, along with a description of the qualifications that led the Committee on Directors and Governance to conclude that he or she meets the needs of the Board and supports the advancement of the Company’s long-term strategy.  The age reported for each director is as of the filing date of this proxy statement.

Directors to Be Elected by Holders of Common Stock and Series A Convertible Preferred Stock, Voting Together as a Single Class

Richard L. Clemmer, 67, is Chief Executive Officer of NXP Semiconductors N.V., a semiconductor company, a position he has held since January 1, 2009.  Prior to that, he was a senior advisor to Kohlberg Kravis Roberts & Co., a private equity firm, a position he held from May 2007 to December 2008.  He previously served as President and Chief Executive Officer of Agere Systems Inc., an integrated circuits components company that was acquired in 2007 by LSI Logic Corporation, from October 2005 to April 2007.  Mr. Clemmer is a member of the board of directors and Chairman of RMG Technologies, Inc., a networking software company.   Mr. Clemmer became a director of NCR on April 23, 2008.

Qualifications.  Mr. Clemmer’s qualifications include, among other things, his significant leadership and management experience in his position at NXP and his former positions with Kohlberg Kravis Roberts & Co. and Agere Systems Inc.; his technology industry experience with NXP and Agere; his knowledge of international operations; his financial literacy and expertise; his mergers and acquisitions experience with NXP and Agere; and his independence.

Robert P. DeRodes, 68, leads DeRodes Enterprises, LLC, an information technology, business operations and management advisory firm.  Most recently, Mr. DeRodes served from April 2014 to April 2015 as the Executive Vice President and Chief Information Officer for Target, Inc., a general merchandising retailer, leading its post-breach information security efforts and developing a long-term technology transformation roadmap.  Previously, Mr. DeRodes served as Executive Vice President, Global Operations & Technology, of First Data Corporation, an electronic commerce and payments company, from October 2008 to July 2010.  Prior to First Data Corporation, Mr. DeRodes served as Executive Vice President and Chief Information Officer of The Home Depot, Inc., a home improvement retailer, from February 2002 to October 2008 and as President and Chief Executive Officer of Delta Technology, Inc. and Chief Information Officer of Delta Air Lines, Inc., from September 1999 until February 2002.  Prior to working at Delta, Mr. DeRodes held various executive positions in the financial services industry with Citibank (1995-99) and with USAA (1983-93).  During the 10 years prior to 1983, Mr. DeRodes held technology positions working for regional Midwestern banks.  Mr. DeRodes became a director of NCR on April 23, 2008.

Qualifications.  Mr. DeRodes’ qualifications include, among other things, his extensive career and experience in the information technology industry, including with Target, First Data and The Home Depot; his expertise on cybersecurity and information security matters; his experience in and understanding of the financial services, retail and transportation industries; his management and leadership experience, particularly in the information technology field; and his independence and financial literacy.

Deborah A. Farrington, 68, is a founder and President of StarVest Management, Inc. and is, and since 1999 has been, a general partner of StarVest Partners, L.P., a venture capital fund that invests primarily in emerging software and business services companies.  From 1993 to 1997, Ms. Farrington was President and Chief Executive Officer of Victory Ventures, LLC, a New York-based private equity investment firm.  Also during that period, she was a founding investor and Chairman of the Board of Staffing Resources, Inc., a diversified staffing company.  Prior to 1993, Ms. Farrington held management positions with Asian Oceanic Group in Hong Kong and New York, Merrill Lynch & Co. Inc. and the Chase Manhattan Bank.  Ms. Farrington was Lead Director and Chairman of the Compensation Committee of NetSuite, Inc., a New York Stock Exchange-listed company, until its sale to Oracle Corporation in November 2016 for $9.4 billion.  Ms. Farrington is a member of the board of directors of Collectors Universe, Inc., where she is Chairperson of the Compensation Committee and a member of the Audit Committee.  Ms. Farrington is also a member of the boards of directors of ConveyIQ, Crowd Twist, Inc., Snag, Inc., and Xignite, Inc., all of which are private companies.  Ms. Farrington holds an Executive Masters Professional Director Certification from the American College of Corporate Directors, a director education and credentialing organization.  She is a graduate of Smith College and earned an MBA from the Harvard Business School.  Ms. Farrington became a director of NCR on November 27, 2017.

Qualifications.  Ms. Farrington’s qualifications include, among other things, her significant software industry and entrepreneurial experience as a long-time investor in emerging software and business services companies as a founder and general partner of StarVest Partners; her management experience as President of StarVest Management, as President and Chief Executive Officer of Victory Ventures, and her prior management roles; her leadership experience, including as Lead Director of NetSuite; her current and prior public company board and board committee experience; her financial literacy and expertise; and her independence.

Michael D. Hayford, 59, is President and Chief Executive Officer of NCR, a position he has held since April 2018.  Mr. Hayford was most recently Founding Partner of Motive Partners, an investment firm focused on technology-enabled companies that power the financial services industry.  From 2009 until his retirement in 2013, Mr. Hayford served as the Executive Vice President and Chief Financial Officer at Fidelity National Information Services Inc. (FIS), a financial services technology company.  Prior to joining FIS, Mr. Hayford was with Metavante Technologies, Inc. (Metavante), a bank technology processing company, from 1992 to 2009.  He served as the Chief Operating Officer at Metavante from 2006 to 2009 and as the President from 2008 to 2009.  From 2007 to 2009, Mr. Hayford also served on the Board of Directors of Metavante.  Mr. Hayford is a member of the Board of Directors and the Audit Committee of Endurance International Group Holdings, Inc. and was a member of the Board of Directors and Chairman of the Audit Committee of West Bend Mutual Insurance Company from 2007 to 2018.  Mr. Hayford became a director of NCR on April 30, 2018.

Qualifications.  Mr. Hayford’s qualifications include, among other things, his significant leadership and management experience in his previous roles at FIS and Metavante, as well as his current role at NCR; his industry expertise including in the financial services industry and bank technology processing; and his current and prior experience as a director and committee member of other public companies.

Kurt P. Kuehn, 64, is a member of the Board of Directors of Henry Schein, Inc., and was Chief Financial Officer at United Parcel Service, Inc. (UPS), a global leader in logistics, from 2008 until July 2015.  Prior to his appointment as CFO at UPS, Mr. Kuehn was Senior Vice President, Worldwide Sales and Marketing, leading the transformation of the sales organization to improve the global customer experience.  Mr. Kuehn was UPS’s first Vice President of Investor Relations, taking the company public in 1999 in one of the largest IPOs in U.S. history.  Since he joined UPS as a driver in 1977, Mr. Kuehn’s UPS career has included leadership roles in sales and marketing, engineering, operations and strategic cost planning.  Mr. Kuehn became a director of NCR on May 23, 2012.

Qualifications.  Mr. Kuehn’s qualifications include, among other things, his tenure as CFO at UPS, his previous experience at UPS as Senior Vice President, Worldwide Sales and Marketing, and Vice President of Investor Relations, and the management and leadership responsibilities associated with these positions; his international operating experience with UPS; his significant financial literacy, knowledge and expertise; his current public company board experience; and his independence.

Linda Fayne Levinson, 77 is a director of Jacobs Engineering Group where she serves as that company’s Independent Lead Director, and was Chair of the Board of Hertz Global Holdings, Inc. until January 2, 2017, when she resigned.  Ms. Levinson was also a director of IngramMicro Inc. until December 2016 when it was acquired by HNA Group, and a director of The Western Union Company until May 2016 when she retired from that board.  Ms. Levinson became a director of NCR on January 1, 1997 and was appointed the independent Lead Director of the Board on October 1, 2007 and continued to serve in that role through July 24, 2013.  Ms. Levinson is also on the U.S. advisory board of CVC Capital Partners, and a senior advisor to RRE Ventures, a venture capital firm committed to helping founders build category-defining companies.  Ms. Levinson was also a member of The McKinsey New Ventures Advisory Council until it dissolved in 2018.  Ms. Levinson was a Partner at GRP Partners, a private equity investment fund investing in start-up and early-stage retail, technology and e-commerce companies, from 1997 to December 2004.  Prior to that, she was a Partner in Wings Partners, a private equity firm, an executive at American Express running its leisure travel and tour business, and a Partner at McKinsey & Company.  Ms. Levinson was a director of DemandTec, Inc. from June 2005 until February 2012 when it was acquired by International Business Machines Corporation.

Qualifications.  Ms. Levinson’s qualifications include, among other things, her long experience as a public company director and a committee chair, starting in 1991, as well as her general management experience at American Express; her strategic experience at McKinsey & Company and her investment experience at GRP Partners and Wings Partners; her leadership experience, including as a lead independent director and board chair; her broad industry knowledge; her independence; and her in-depth knowledge of corporate governance issues.

Frank R. Martire, 71, is Executive Chairman of NCR.  Mr. Martire most recently served as Non-Executive Chairman of Fidelity National Information Services Inc. (FIS).  From 2015 to 2017, he served as Executive Chairman of FIS, and from 2009 to 2015 was President and Chief Executive Officer of FIS after its acquisition of Metavante Technologies, Inc. (Metavante).  Mr. Martire previously served as Chief Executive Officer of Metavante from 2003 to 2009 and President from 2003 to 2008.  Prior to that, he was President and Chief Operating Officer of Call Solutions Inc. from 2001 to 2003, and President and Chief Operating Officer, Financial Institution Systems and Services Group, of Fiserv, Inc. (Fiserv), from 1991 to 2001.  Mr. Martire serves as Chairman of the Board of Directors of J. Alexander’s Holdings, Inc. He is also Chairman of the Board of Sacred Heart University, a Board member of the Baptist Health System, Inc., Jacksonville University and Cannae, and a member of the Leadership Foundation of the Mayo Clinic.  Mr. Martire holds a Master’s degree in Finance from the University of New Haven, Connecticut, and a Bachelor of Science degree in Economics from Sacred Heart University.  Mr. Martire became a director of NCR on May 31, 2018.

Qualifications.  Mr. Martire’s qualifications include, among other things, his current and prior experience as a director, including Executive Chairman and Non-Executive Chairman roles, of other public companies; his significant leadership and management experience in his previous roles at FIS, Metavante and Fiserv; and his broad industry expertise including in the financial services industry and bank technology processing.

Matthew A. Thompson, 60, currently serves as Executive Vice President, Worldwide Field Operations, for Adobe Systems Incorporated.  Mr. Thompson joined Adobe in January 2007 as Senior Vice President, Worldwide Field Operations.  In January 2013, he was promoted to Executive Vice President, Worldwide Field Operations.  Prior to joining Adobe, Mr. Thompson served as Senior Vice President of Worldwide Sales at Borland Software Corporation, a software delivery optimization solutions provider, from October 2003 to December 2006.  Prior to joining Borland, Mr. Thompson was Vice President of Worldwide Sales and Field Operations for Marimba, Inc., a provider of products and services for software change and configuration management, from February 2001 to January 2003.  From July 2000 to January 2001, Mr. Thompson was Vice President of Worldwide Sales for Calico Commerce, Inc., a provider of eBusiness applications.  Prior to joining Calico, Mr. Thompson spent six years at Cadence Design Systems, Inc., a provider of electronic design technologies.  While at Cadence, from January 1998 to June 2000, Mr. Thompson served as Senior Vice President, Worldwide Sales and Field Operations and from April 1994 to January 1998 as Vice President, Worldwide Professional Services.  Mr. Thompson became a director of NCR on October 24, 2017.

Qualifications.  Mr. Thompson’s qualifications include, among other things, his experience in and knowledge of the software industry, particularly with respect to SaaS-based software solutions and digital transformation; his skills and experience in domestic and international software sales and sales strategy, including leading Adobe’s global sales organization; his experience with software customers and customer-facing roles; his leadership experience; and his independence.

Directors to Be Elected Separately by Holders of Series A Convertible Preferred Stock

Gregory R. Blank, 38, is a Senior Managing Director of Blackstone based in New York where he focuses on investments in the technology, media and telecommunications sectors.  Since joining Blackstone in 2009, Mr. Blank has been involved in the execution of many of Blackstone’s investments, including most recently in Kronos, JDA, Paysafe, Ipreo and Optiv.  Prior to joining Blackstone, Mr. Blank was an associate at Texas Pacific Group (TPG) in San Francisco where he was involved in the evaluation and execution of private equity transactions.  Before joining TPG, Mr. Blank worked in investment banking at Goldman, Sachs & Co. focused on technology, media and telecommunications clients.  Mr. Blank graduated with a bachelor’s degree in economics from Harvard College and received an MBA from the Harvard Business School.  He currently serves as a director of Kronos, and previously served as a director of Travelport Worldwide Limited, Ipreo, Optiv and The Weather Company.  Mr. Blank became a director of NCR on December 4, 2015.

Mr. Blank is one of the Board Members who was designated by Blackstone under the terms of the Investment Agreement.  Only the holders of the Series A Convertible Preferred Stock may vote on the election of Mr. Blank as a director at the Annual Meeting.

Qualifications.  Mr. Blank’s qualifications include, among other things, his significant private equity and mergers and acquisitions experience with Blackstone and Goldman Sachs; his experience evaluating and managing acquisitions and investments in the technology and telecommunications industries; his experience as a director of other public and private companies; his financial expertise and literacy; his prior service on Travelport’s Audit Committee; and his independence.

Chinh E. Chu, 52, is the Founder and Managing Partner of CC Capital Partners, LLC, a private investment firm.  Mr. Chu is the co-founder of two special purpose acquisition companies, CF Corp. that was acquired by Fidelity & Guaranty Life, a life insurance company where Mr. Chu currently serves as Co-Executive Chairman, and Collier Creek Holdings.  Before forming CC Capital, Mr. Chu was a Senior Managing Director of The Blackstone Group, where he worked from 1990 to 2015 and served as Co-Chair of Blackstone’s Private Equity Executive Committee, as a member of the Investment Committee and on the firm’s Executive Committee.  Before joining Blackstone in 1990, Mr. Chu worked at Salomon Brothers in the Mergers & Acquisitions Department.  Mr. Chu led Blackstone’s investments in AlliedBarton, Celanese, Graham Packaging, Interstate Hotels, Kronos, LIFFE, Nalco, Nycomed, and Stiefel Laboratories.  He also currently serves as a director of Stearns Mortgage.  Mr. Chu previously served as a director of Catalent, Inc., Kronos Incorporated, SunGard Data Systems, Inc., Freescale Semiconductor, Ltd., Biomet, Inc., Alliant, Celanese Corporation, Nalco Company, Nycomed, Alliant Insurance Services, Inc., the London International Financial Futures and Options Exchange, or LIFFE, Graham Packaging, and AlliedBarton Security Services.  Mr. Chu graduated with a bachelor’s degree in finance from the University of Buffalo.  Mr. Chu became a director of NCR on December 4, 2015 and was appointed independent Lead Director effective February 22, 2016.

Mr. Chu is one of the Board Members who was designated by Blackstone under the terms of the Investment Agreement.  Only the holders of the Series A Convertible Preferred Stock may vote on the election of Mr. Chu as a director at the Annual Meeting.

Qualifications.  Mr. Chu’s qualifications include, among other things, his experience as a director of other public and private companies; his private equity experience; his extensive experience evaluating and managing acquisitions and investments in multiple industries with Blackstone and Salomon Brothers; and his independence.

How Does the Board Recommend that I Vote on this Proposal?

Board Recommendation

The Board of Directors recommends that you vote FOR Richard L. Clemmer, Robert P. DeRodes, Deborah A. Farrington, Michael D. Hayford, Kurt P. Kuehn, Linda Fayne Levinson, Frank R. Martire, Matthew A. Thompson and, solely with respect to the holders of Series A Convertible Preferred Stock, Gregory R. Blank and Chinh E. Chu, as directors to serve until the next annual meeting of stockholders following their election and until their respective successors are duly elected and qualify.  Proxies received by the Board will be voted FOR all nominees for which the stockholder may vote unless they specify otherwise.

Vote Required for Approval

A majority of all the votes cast by holders of our common stock and Series A Convertible Preferred Stock, voting together as a single class (in person via attendance at the virtual Annual Meeting or by proxy), with the holders of Series A Convertible Preferred Stock voting on an as-converted basis, is required to elect Richard L. Clemmer, Robert P. DeRodes, Deborah A. Farrington, Michael D. Hayford, Kurt P. Kuehn, Linda Fayne Levinson, Frank R. Martire and Matthew A. Thompson (eight of the ten director nominees).  Abstentions and broker “non-votes” will not be counted as votes cast and will have no effect on the vote required to elect Messrs. Clemmer, DeRodes, Hayford, Kuehn, Martire, Thompson or Mses. Farrington and Levinson.

The vote of the holders of a majority of the outstanding shares of our Series A Convertible Preferred Stock, voting separately as a class, is required to elect Messrs. Gregory R. Blank and Chinh E. Chu (the other director nominees).  Only the holders of Series A Convertible Preferred Stock have the right to vote on the election of Messrs. Blank and Chu.  Under Maryland law, abstentions and broker non-votes, if any, by holders of Series A Convertible Preferred Stock will have the effect of votes against Messrs. Blank and Chu.

More Information About Our Board of Directors

The Board oversees the overall performance of the Company on behalf of the stockholders of the Company.  Members of the Board stay informed of the Company’s business by participating in Board and committee meetings (including regular executive sessions of the Board), by reviewing materials provided to them prior to meetings and otherwise, and through discussions with the Chief Executive Officer and other members of management and staff.

Corporate Governance

General

The Board is elected by the stockholders of the Company (with certain members of the Board being elected solely by the holders of Series A Convertible Preferred Stock) to oversee and direct the management of the Company.  The Board selects the senior management team, which is charged with managing the Company’s business and affairs.  Having selected the senior management team, the Board acts as an advisor to senior management and monitors its performance.  The Board reviews the Company’s strategies, financial objectives and operating plans.  It also plans for management succession of the Chief Executive Officer, as well as other senior management positions, and oversees the Company’s compliance efforts.

To help discharge its responsibilities, the Board has adopted Corporate Governance Guidelines on significant corporate governance issues, including, among other things:  the size and composition of the Board; director independence; Board leadership; roles and responsibilities of the Board; risk oversight; director compensation and stock ownership; committee membership and structure, meetings and executive sessions; and director selection, training and retirement.  The Corporate Governance Guidelines, as well as the Board’s committee charters, are found under “Corporate Governance” on the “Company” page of NCR’s website at http://www.ncr.com/company/corporate-governance.  You also may obtain a written copy of the Corporate Governance Guidelines, or any of the Board’s committee charters, by writing to NCR’s Corporate Secretary at the address listed on page 27 of this proxy statement.

Independence

In keeping with the policy contemplated in our Corporate Governance Guidelines, a substantial majority of our Board is independent, which exceeds the NYSE listing standards.  Under the standards of independence set forth in Exhibit B to the Corporate Governance Guidelines, which reflect the independence standards provided in the NYSE listing standards, a Board member may not be independent unless the Board affirmatively determines that the Board member has no material relationship with the Company (whether directly or indirectly), taking into account, in addition to those other factors it may deem relevant, whether the director:

•	has not been an employee of the Company or any of its affiliates, or otherwise affiliated with the Company or any of its affiliates, within the past five years;

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has not been affiliated with or an employee of the Company’s present or former independent auditors or its affiliates for at least five years after the end of such affiliation or auditing relationship;

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has not for the past five years been a paid advisor, service provider or consultant to the Company or any of its affiliates or to an executive officer of the Company, or an employee or owner of a firm that is such a paid advisor, service provider or consultant;

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does not, directly or indirectly, have a material relationship (such as being an executive officer, director, partner, employee or significant stockholder) with a company that has made payments to or received payments from the Company that exceed, in any of the previous three fiscal years, the greater of $1 million or 2% of the other company’s consolidated gross revenues;

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is not an executive officer or director of a foundation, university or other non-profit entity receiving significant contributions from the Company, including contributions in the previous three years that, in any single fiscal year, exceeded the greater of $1 million or 2% of such charitable organization’s consolidated gross revenues;

•	has not been employed by another corporation that has (or had) an executive officer of the Company on its board of directors during the past five years;

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has not received compensation, consulting, advisory or other fees from the Company, other than director compensation and expense reimbursement or compensation for prior service that is not contingent on continued service for the past five years; and

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is not and has not been for the past five years a member of the immediate family of: (i) an officer of the Company; (ii) an individual who receives or has received during any twelve-month period more than $120,000 per year in direct compensation from the Company, other than director and committee fees and pension or other forms of deferred compensation for prior service that is not contingent on continued service; (iii) an individual who, with respect to the Company’s independent auditors or their affiliates, is a current partner or a current employee personally working on the Company’s audit or was a partner or employee and personally worked on the Company’s audit; (iv) an individual who is an executive officer of another corporation that has (or had) an executive officer of the Company on its board of directors; (v) an executive officer of a company that has made payments to, or received payments from, the Company in a fiscal year that exceeded the greater of $1 million or 2% of the other company’s consolidated gross revenues; or (vi) any director who is not considered an independent director.

Consistent with the Corporate Governance Guidelines and the NYSE listing standards, on an annual basis the Board, with input from the Committee on Directors and Governance, determines whether each non-employee Board member is considered independent.  In doing so, the Board takes into account the factors listed above and such other factors as it may deem relevant.

The Board has determined that all of the Company’s non-employee directors and nominees, namely Gregory R. Blank, Chinh E. Chu, Richard L. Clemmer, Robert P. DeRodes, Deborah A. Farrington, Kurt P. Kuehn, Linda Fayne Levinson and Matthew A. Thompson, are independent in accordance with the NYSE listing standards and the Company’s Corporate Governance Guidelines.

Recent Governance Developments

NCR continues to demonstrate a strong commitment to corporate governance practices and policies that reinforce the Board’s alignment with, and accountability to, our stockholders.  In 2016 we eliminated classification of the Board, twice adjourning our annual meeting of stockholders to solicit votes to obtain the requisite stockholder approval.  Also in 2016, the Board adopted and implemented a comprehensive, robust and fair proxy access bylaw.  We continue to actively engage with our stockholders on a regular basis, our stockholders have the ability to directly nominate director candidates, and we have established processes and procedures for stockholders to communicate with the Board, the independent Lead Director, the Chairman of the Board, any other individual director, or NCR’s independent directors as a group.

We have also reduced the ownership threshold necessary for stockholders to directly call a special meeting, and in furtherance of our continuing commitment to strong corporate governance policies, on February 20, 2018, the Board authorized and approved amendments to the Company’s bylaws to reduce the percent ownership requirement necessary to allow stockholders to call a special meeting of stockholders from a majority of the votes entitled to be cast at the meeting to 25% of the votes entitled to be cast at the meeting; provided, that unless requested by the stockholders entitled to cast a majority of all the votes entitled to be cast at the meeting, a special meeting need not be called to consider any matter that is substantially the same as a matter voted on at any special meeting of stockholders held in the preceding twelve months.

Since being spun off by AT&T Corp. in 1996, NCR’s stockholders have had the right to call a special meeting.   This stands in contrast to the many public companies that continue to afford their stockholders no such rights.  And reducing the ownership threshold for calling a special meeting from a majority of the votes entitled to be cast at the meeting to 25% puts the terms of this stockholder right well within market practice for those companies that permit stockholders to call a special meeting.  We believe that our revised special meeting right strikes a reasonable and appropriate balance – meaningfully enhancing the right of stockholders to call a special meeting, on the one hand, while on the other hand safeguarding against the risk that substantial administrative and financial burdens could be imposed on our Company, contrary to the interests of our Board and stockholders, by a special meeting being called that does not have meaningful stockholder interest behind it.

In addition, the Board has included in this proxy statement a proposal to amend and restate the Company charter to eliminate the supermajority voting provisions contemplated thereby and require the affirmative vote of a majority of all the votes entitled to be cast to approve each such matter.  While a supermajority vote requirement protects against amendments to key provisions of a charter or bylaws, the removal and subsequent replacement of a director, or the entering into of extraordinary transactions without broad stockholder support, the Board has determined, following its deliberation and consideration regarding the rationale for such provisions in light of current corporate governance standards and practices and as permitted by Maryland law, that requiring only a majority of all the votes entitled to be cast on the matter to amend all provisions of the Company’s charter and to approve the extraordinary transactions described in more detail in the applicable proposal in this proxy statement is advisable and in the best interests of NCR.  Similarly, after deliberation and consideration, the Board has determined, also as permitted by Maryland law, that requiring only a majority of all the votes entitled to be cast on the matter to amend all provisions of the Bylaws, to remove a director, and to replace a director after removal, is advisable and in the best interests of NCR, and has included such amendment in the applicable proposal in this proxy statement.  The Board also determined it advisable, and included in the applicable proposal in this proxy statement, to amend Section 6.2 of the Company charter to provide that, notwithstanding any provision of law requiring any action to be taken or approved by the affirmative vote of stockholders entitled to cast a greater number of votes, and except as may otherwise be specifically provided, any such action shall be effective and valid if declared advisable by the Board and taken or approved by the affirmative vote of stockholders entitled to cast a majority of all the votes entitled to be cast on the matter.  The Board believes the proposal including the amendments to the Company charter described in this paragraph strike the proper balance of protecting against the actions of a few large stockholders while recognizing that broad supermajority provisions are no longer viewed by many parties as consistent with current best practices for corporate governance at U.S. public companies.

Board Leadership Structure and Risk Oversight

Leadership Structure

As set out in the Corporate Governance Guidelines, the Board does not have a guideline on whether the role of Chairman should be held by a non-employee director.  Instead, our Board has the flexibility to select a Chairman as it deems best for the Company from time to time.  Under the Corporate Governance Guidelines the independent directors of the Board will select a Lead Director from the independent directors.  Additionally, if the positions of Chairman of the Board and Chief Executive Officer are held by the same person or if the Chairman is a management employee, the Board has set out the roles of both Chairman and the independent Lead Director in Exhibit C to the Corporate Governance Guidelines.

Currently the Board has an integrated leadership structure in which Frank R. Martire serves as Executive Chairman, Michael D. Hayford services as Chief Executive Officer and Chinh E. Chu serves as the Board’s independent Lead Director.  The Board believes that this structure promotes greater efficiency through more direct communication of critical information between the Company and the Board.  In addition, the Executive Chairman’s extensive knowledge of the Company uniquely qualifies him, in close consultation with the independent Lead Director, to lead the Board in discussing strategic matters and assessing risks, and focuses the Board on the issues that are most material to the Company.

Consistent with the Corporate Governance Guidelines, the independent Lead Director has broad authority, as follows.  The independent Lead Director, among other things:  presides at all Board meetings at which the Chairman is not present, including executive sessions of the independent directors; serves as liaison between the Chairman and the independent directors; frequently communicates with the Chairman and Chief Executive Officer; is authorized to call meetings of the independent directors; obtains Board member and management input and, with the Chief Executive Officer, sets the agenda for the Board; approves meeting schedules to assure that there is sufficient time for discussion of all agenda items; works with the Chief Executive Officer to ensure that Board members receive the right information on a timely basis; stays current on major risks and focuses the Board members on such risks; molds a cohesive Board to support the success of the Chief Executive Officer; works closely with the Committee on Directors and Governance to evaluate Board and committee performance; facilitates communications among directors; assists in the recruiting and retention of new Board members (with the Committee on Directors and Governance, the Chairman and the Chief Executive Officer); in conjunction with the Chairman, the Chief Executive Officer and the Committee on Directors and Governance, ensures that committee structure and committee assignments are appropriate and effective; works with the Committee on Directors and Governance to ensure outstanding governance processes; leads discussions, along with the chair of the Compensation and Human Resource Committee, regarding Chief Executive Officer performance, personal development and compensation; and, if requested by major stockholders of the Company, is available for consultation and direct communication with such stockholders.  Additionally, the leadership and oversight of the Board’s other independent directors continues to be strong, and further structural balance is provided by the Company’s well-established corporate governance policies and practices, including its Corporate Governance Guidelines.  Independent directors currently account for eight out of ten of the Board’s members, and make up all of the members of the Board’s Compensation and Human Resource Committee (the “CHRC”), Audit Committee and Committee on Directors and Governance.  Additionally, among other things, the Board’s non-management directors meet regularly in executive session with only the non-management directors present.

The Board has had over ten years of successful experience with a leadership structure – in which the roles of Chairman and Chief Executive Officer are held by management employees and an independent Lead Director is selected – and, taking these factors into account, has determined that this leadership structure is the most appropriate and effective for the Company at this time.

Risk Oversight

As a part of its oversight responsibilities, the Board regularly monitors management’s processes for identifying and addressing areas of material risk to the Company, including operational, financial, cybersecurity, legal, regulatory, strategic and reputational risks.  In doing so, the Board receives regular assistance and input from its committees, as well as regular reports from members of senior management.  While the Board and its committees provide oversight, management is responsible for implementing risk management programs, supervising day-to-day risk management and reporting to the Board and its committees on these matters.

The Audit Committee of the Board has been designated with primary responsibility for overseeing the assessment of financial, strategic, cybersecurity and other risks and the Company’s general risk management programs.  In carrying out this responsibility, the Audit Committee regularly evaluates the Company’s risk identification, risk management and risk mitigation strategies and practices.

The Company has established an Enterprise Risk Management team that includes representation from the Company’s various infrastructure functions.  The Audit Committee and the full Board receive and review periodic reports prepared by this team.  In general, the reports identify, analyze, prioritize and provide the status of major risks to the Company.  The Audit Committee also receives periodic updates from members of the Enterprise Risk Management team as warranted.  In addition, the Audit Committee regularly receives management reports on information security and the enhancements of the cybersecurity protections, including benchmarking assessments, which it then shares with the Board.  The full Board receives at least annual reports on this topic directly from management.  Included among the members of both the Board and the Audit Committee are directors with substantial expertise in cybersecurity matters, and Board members actively engage in dialogue on the Company’s information security plans, and in discussions of improvements to the Company’s cybersecurity defenses.  When, in management’s judgment, a threatened cybersecurity incident has the potential for material impacts, the Audit Committee is advised and management makes regular reports to the committee.

The CHRC regularly considers potential risks related to the Company’s compensation programs, as discussed below, and the Committee on Directors and Governance also considers risks within the context of its responsibilities (as such responsibilities are defined in the committee charter), including legal and regulatory compliance risks.  The Committee on Directors and Governance also receives periodic updates on compliance and regulatory risk items from the Company’s Chief Compliance Officer.

After each committee meeting, the Audit Committee, CHRC and Committee on Directors and Governance each reports at the next meeting of the Board all significant items discussed at each committee meeting, which includes a discussion of items relating to risk oversight where applicable.

We believe the leadership structure of the Board also contributes to the effective facilitation of risk oversight as a result of:  (i) the role of the Board committees in risk identification and mitigation; (ii) the direct link between management and the Board achieved by having our two management directors serve as Executive Chairman and Chief Executive Officer; and (iii) the role of our active independent Lead Director whose duties include ensuring the Board reviews and evaluates major risks to the Company, as well as measures proposed by management to mitigate such risks.

All of the above elements work together to ensure an appropriate focus on risk oversight.

Compensation Risk Assessment

The Company takes a prudent and appropriately risk-balanced approach to its incentive compensation programs to ensure that these programs promote the long-term interests of our stockholders and do not contribute to unnecessary risk-taking.  The CHRC regularly evaluates the Company’s executive and broad-based compensation programs, including the mix of cash and equity, balance of short-term and longer-term performance focus, balance of revenue and profit-based measures, stock ownership guidelines, clawback policies and other risk mitigators.  The CHRC directly engages its independent compensation consultant, Frederic W. Cook & Co., Inc. (“FWC”), to assist in this process. Based on this evaluation, the CHRC concluded that none of the Company’s compensation policies and plans are reasonably likely to have a material adverse effect on the Company.

Committees of the Board

The Board has three standing committees:  the Audit Committee, the Compensation and Human Resource Committee and the Committee on Directors and Governance.

The Board has adopted a written charter for each such committee that sets forth the committee’s mission, composition and responsibilities.  Each charter can be found under “Corporate Governance” on the “Company” page of NCR’s website at http://www.ncr.com/company/corporate-governance.

The Board met nine times in 2018 and each incumbent member of the Board attended 75% or more of the aggregate of:  (i) the total number of meetings of the Board (held during the period for which such person was a director), and (ii) the total number of meetings held by all committees of the Board on which such person served (during the periods that such person served).  The Company has no formal policy regarding director attendance at its annual meeting of stockholders.  All of the Company’s directors then in office were in attendance at the Company’s 2018 Annual Meeting of Stockholders, which was a virtual, and not an in-person, meeting.

The members of each committee as of the end of fiscal 2018 and the number of meetings held in fiscal 2018 are shown below:

Name	Audit Committee	Compensation and Human Resource Committee	Committee on Directors and Governance
Gregory R. Blank	X
Chinh E. Chu		X	X
Richard L. Clemmer(1)		X	Chair
Robert P. DeRodes	X
Deborah A. Farrington	X
Kurt P. Kuehn	Chair
Linda Fayne Levinson		Chair	X
Matthew A. Thompson(2)	X
Number of meetings in 2018	10	6	4

(1) Effective April 25, 2018, Mr. Clemmer was elected to serve on the Compensation and Human Resource Committee and the Committee on Directors and Governance as Chair, and ceased to serve on the Audit Committee.

(2) Effective April 25, 2018, Mr. Thompson was elected to serve on the Audit Committee.

Audit Committee

The Audit Committee is the principal agent of the Board in overseeing: (i) the quality and integrity of the Company’s financial statements; (ii) the assessment of financial, strategic, cybersecurity and other risk and risk management programs; (iii) the independence, qualifications, engagement and performance of the Company’s independent registered public accounting firm; (iv) the performance of the Company’s internal auditors; (v) the integrity and adequacy of internal controls; and (vi) the quality and adequacy of disclosures to stockholders.  Among other things, the Audit Committee also:

•	selects, evaluates, sets compensation for and, where appropriate, replaces the Company’s independent registered public accounting firm;

•	pre-approves all audit and non-audit services to be performed by the Company’s independent registered public accounting firm;

•	reviews and discusses with the Company’s independent registered public accounting firm its services and quality control procedures and the Company’s critical accounting policies and practices;

•	regularly reviews the scope and results of audits performed by the Company’s independent registered public accounting firm and internal auditors;

•	prepares the report required by the SEC to be included in the Company’s annual proxy statement;

•	meets with management to review the adequacy of the Company’s internal control framework and its financial, accounting, reporting and disclosure control processes;

•	reviews the Company’s periodic SEC filings and quarterly earnings releases;

•	discusses with the Company’s Chief Executive Officer and Chief Financial Officer the procedures they follow to complete their certifications in connection with NCR’s periodic filings with the SEC;

•	discusses management’s plans with respect to the Company’s major financial, strategic, cybersecurity and other risk exposures and the steps management has taken to monitor and control such exposures;

•	reviews the Company’s compliance with legal and regulatory requirements; and

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reviews the effectiveness of the Internal Audit function, including compliance with the Institute of Internal Auditors’ International Professional Practices Framework for Internal Auditing consisting of the Definition of Internal Auditing, Code of Ethics and the Standards.

Each member of the Audit Committee is independent and financially literate as determined by the Board under applicable SEC rules and NYSE listing standards.  In addition, the Board has determined that Messrs. Blank, Kuehn, and Thompson and Ms. Farrington, are each an “audit committee financial expert,” as defined under SEC regulations.  The Board has also determined that each member of the Audit Committee is independent based on independence standards set forth in the Board’s Corporate Governance Guidelines, which reflect the listing standards of the NYSE and the applicable rules of the SEC.  No member of the Audit Committee may receive any compensation, consulting, advisory or other fees from the Company, other than the Board compensation described below under the section Director Compensation, starting on page 29 as determined in accordance with applicable SEC rules and NYSE listing standards.  Members serving on the Audit Committee are limited to serving on no more than two other audit committees of public company boards of directors, unless the Board evaluates and determines that these other commitments would not impair the member’s effective service to the Company.

Compensation and Human Resource Committee

The CHRC provides general oversight of the Company’s management compensation philosophy and practices, benefit programs and strategic workforce initiatives, and leadership development plans.  In doing so, the CHRC reviews and approves executive officer total compensation objectives and programs, and the competitiveness of total compensation practices.  Among other things, the CHRC also:

•	evaluates executive officer performance levels and determines their base salaries, incentive awards and other compensation;

•	discusses its evaluation and compensation determinations for the Chief Executive Officer at Board executive sessions;

•	reviews executive compensation plans and recommends them for Board approval;

•	oversees our compliance with SEC and NYSE compensation-related rules;

•	reviews and approves executive officer employment, severance, change in control and similar agreements/plans;

•	reviews management proposals for significant organizational changes;

•	annually assesses compensation program risks; and

•	oversees management succession and development.

The CHRC may delegate its authority to the Company’s Chief Executive Officer and/or other appropriate delegates to make equity awards to individuals (other than executive officers) in limited instances.

The CHRC retains and is advised by an independent compensation consultant, Frederic W. Cook & Co., Inc.  The CHRC has directly engaged FWC to review the Company’s long-term incentive program, Stock Incentive Plan (the “Stock Plan”), Annual Incentive Plan (which includes the Management Incentive Plan and the Customer Success Bonus), and other key programs related to the compensation of executive officers.  As directed by the CHRC, FWC provides a competitive assessment of our executive compensation programs relative to our compensation philosophy; reviews our compensation peer group companies; provides expert advice and competitive market rate information relating to executive officer compensation; assists in designing variable incentive, perquisite and other compensation programs, including advice regarding performance goals; assists with compliance with applicable tax laws, disclosure matters and other technical matters; conducts an annual risk assessment of our compensation programs; and regularly consults with the CHRC regarding such matters.  FWC did not perform any additional work for the Company or its management in 2018.  The CHRC retained FWC after reviewing all factors relevant to its independence from management under applicable SEC rules and NYSE listing standards, and concluding that FWC was independent and its work for the CHRC did not raise any conflict of interest.

The Board has determined that each member of the CHRC is independent based on independence standards set forth in the Board’s Corporate Governance Guidelines which reflect NYSE listing standards and satisfy the additional provisions specific to compensation committee membership set forth in the NYSE listing standards.

Committee on Directors and Governance

The Committee on Directors and Governance (the “CODG”) is responsible for reviewing the Board’s corporate governance practices and procedures, including the review and approval of each related party transaction under the Company’s Related Person Transaction Policy (unless the CODG determines that the approval or ratification of such transaction should be considered by all of the disinterested members of the Board), and the Company’s ethics and compliance program.  Among other things, the CODG also:

•	recommends to the Board the principles of director compensation, including compensation to be paid to directors, and reviews and makes recommendations to the Board concerning director compensation;

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reviews the composition of the Board and the qualifications of persons identified as prospective directors, recommends the candidates to be nominated for election as directors, and, in the event of a vacancy on the Board, recommends any successors;

•	recommends to the Board the assignment of directors to various committees;

•	establishes procedures for evaluating the performance of the Board and oversees such evaluation;

•	reviews the Company’s charter, bylaws and Corporate Governance Guidelines and makes any recommendations for changes, as appropriate; and

•	monitors compliance with independence standards established by the Board.

The CODG is authorized to engage consultants to review the Company’s director compensation program.

The Board has determined that each member of the CODG is independent based on independence standards set forth in the Board’s Corporate Governance Guidelines, which reflect the listing standards of the NYSE.

Selection of Nominees for Directors

The CODG and our other directors are responsible for recommending nominees for membership to the Board.  The director selection process is described in detail in the Board’s Corporate Governance Guidelines.  In determining candidates for nomination, the CODG will seek the input of the Chairman of the Board and the Chief Executive Officer, and, in the event the positions of Chairman of the Board and Chief Executive Officer are held by the same person, the independent Lead Director, and will consider individuals recommended for Board membership by the Company’s stockholders in accordance with the Company’s bylaws and applicable law.  With respect to the directors to be elected by the holders of shares of Series A Convertible Preferred Stock, such nominees are required to have been designated by Blackstone pursuant to the Investment Agreement.

Exhibit A to the Board’s Corporate Governance Guidelines include qualification guidelines for directors standing for re-election and new candidates for membership on the Board.  All candidates are evaluated by the

CODG using these qualification guidelines.  In accordance with the guidelines, as part of the selection process, in addition to such other factors as it may deem relevant, the CODG will consider a candidate’s:

•	management experience (including with major public companies with multinational operations);

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other areas of expertise or experience that are desirable given the Company’s business and the current make-up of the Board (such as expertise or experience in information technology businesses, manufacturing, international, financial or investment banking or scientific research and development);

•	desirability of range in age to allow staggered replacement of directors of desired skills and experience to permit appropriate Board continuity;

•	independence, as defined by the Board;

•	diversity of thought and perspectives, such as on the basis of age, race, gender, and ethnicity, or on the basis of geographic knowledge, industry experience, board tenure, or culture;

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knowledge and skills in accounting and finance, business judgment, general management practices, crisis response and management, industry knowledge, international markets, leadership, and strategic planning;

•	personal characteristics such as integrity, accountability, financial literacy and high performance standards;

•	willingness to devote the appropriate amount of time and energy to serving the best interests of the Company; and

•	commitments to other entities, including the number of other public-company boards on which the candidate serves.

The Board and the CODG are committed to finding proven leaders who are qualified to serve as NCR directors and may from time to time engage outside search firms to assist in identifying and contacting qualified candidates.

The directors nominated by the Board for election at the Annual Meeting were recommended by CODG.  All of the candidates for election are currently serving as directors of the Company and, other than Frank R. Martire, NCR’s Executive Chairman and Michael D. Hayford, NCR’s Chief Executive Officer, have been determined by the Board to be independent.

Stockholders wishing to recommend individuals for consideration as directors should contact the CODG by writing to the Company’s Corporate Secretary at NCR Corporation 864 Spring Street NW, Atlanta, Georgia 30308-1007.  Recommendations by stockholders that are made in this manner will be evaluated in the same manner as other candidates.

Stockholders who wish to nominate directors for inclusion in NCR’s proxy statement pursuant to the proxy access provisions in the Company’s bylaws, or to otherwise nominate directors for election at NCR’s next annual meeting of stockholders, must follow the procedures described in the Company’s bylaws, the current form of which is available under “Corporate Governance” on the “Company” page of NCR’s website at http://www.ncr.com/company/corporate-governance.  See Procedures for Nominations Using Proxy Access, Procedures for Stockholder Proposals and Nominations for 2020 Annual Meeting Outside of

SEC Rule 14a-8 and Procedures for Stockholder Proposals and Nominations for 2020 Annual Meeting Pursuant to SEC Rule 14a-8 beginning on page 89 of this proxy statement for further details regarding how to nominate directors.

Communications with Directors

Stockholders or interested parties wishing to communicate directly with the Board, the independent Lead Director or any other individual director, the Chairman of the Board, or NCR’s independent directors as a group are welcome to do so by writing to the Company’s Corporate Secretary at NCR Corporation, 864 Spring Street NW, Atlanta, Georgia 30308-1007.  The Corporate Secretary will forward appropriate communications.  Any matters reported by stockholders relating to NCR’s accounting, internal accounting controls or auditing matters will be referred to members of the Audit Committee as appropriate.  Anonymous and/or confidential communications with the Board may also be made by writing to this address.  For more information on how to contact the Board, please see the Company’s Corporate Governance website at http://www.ncr.com/company/corporate-governance.

Code of Conduct

The Company has a Code of Conduct that sets the standard for ethics and compliance for all of its directors and employees.  The Code of Conduct is available on the Company’s Corporate Governance website at http://www.ncr.com/company/corporate-governance/code-of-conduct.  To receive a copy of the Code of Conduct, please send a written request to the Corporate Secretary at the address provided above.

Section 16(a) Beneficial Ownership Reporting Compliance

Pursuant to Section 16(a) of the Securities Exchange Act of 1934, as amended, the Company is required to report in this proxy statement any failure to file or late filing occurring during the fiscal year ended December 31, 2018.  Based solely on a review of filings furnished to the Company from reporting persons, the Company believes that all of these filing requirements were satisfied by its directors, officers and 10% beneficial owners.

Director Compensation

Director Compensation Program

The Committee on Directors and Governance adopted the 2017 NCR Director Compensation Program (the “Program”) pursuant to authority granted by our Board.  In adopting the Program, the Committee considered peer group director pay practices and other relevant data and considerations, including material provided by Frederic W. Cook & Co., Inc. the independent compensation consultant for the CHRC.  The Program provides for the payment of annual retainers and annual equity grants to non-employee Board members in accordance with our Stock Plan.  Our Stock Plan generally caps non-employee director pay at $1 million per calendar year (including cash and grant date fair value of equity).

Because he has disclaimed all interest in NCR director compensation payable under the Program or otherwise, Mr. Blank received no NCR director compensation in 2018.  Mr. Martire does not receive compensation under the Program for his service as Executive Chairman of the Board. Mr. Nuti did not receive compensation under the Program for his service as Chairman of the Board, and he does not receive compensation under the Program for his service as Chairman Emeritus.  On April 25, 2018, Gary J. Daichendt retired from Board service, and so became ineligible for further compensation as of that date.

Annual Retainer

In 2018, the Committee on Directors and Governance and the Board determined that the value of the annual retainer for each non-employee director would remain unchanged at $80,000, and the additional annual retainer for independent Lead Director service would remain unchanged at $40,000.  Also remaining unchanged in 2018 were the additional annual retainers under the Program for Committee Chair and Committee member services:

Additional Annual Retainers for Board Committee Service ($)
Committee	Committee Chair	Committee Members
Audit	34,000	15,000
Compensation and Human Resource Committee	27,000	11,000
Committee on Directors and Governance	18,000	8,000

The Committee and the Board determined that the foregoing amounts continued to be appropriate based on, among other things, a desire to retain and attract highly qualified and experienced directors, and the findings of its review of competitive board pay practices.

Annual retainers are paid in four equal installments on June 30, September 30, December 31 and March 31.  They may be received at the director’s election in:  (i) cash, (ii) NCR common shares, (iii) one-half cash and one-half NCR common shares, or (iv) deferred NCR common shares distributable after director service ends.  For 2018, Mr. DeRodes, Ms. Farrington, Mr. Kuehn and Mr. Thompson elected to receive cash retainers; Mr. Chu, Mr. Daichendt and Ms. Levinson elected to receive one-half of their retainers in cash and one-half in NCR common shares; and Mr. Clemmer elected to receive his retainer in deferred NCR common shares.

Annual Equity Grant

Under the Program, the Committee on Directors and Governance and the Board determine the value of the annual equity grant made to continuing non-employee directors at the annual meeting of NCR stockholders.  In 2018, the Committee recommended, and the Board agreed, that the annual equity grant value should remain unchanged at $225,000 for the same reasons noted above for continuing the annual retainers unchanged. Accordingly, on the April 25, 2018 Annual Meeting date, each eligible director received an annual equity grant of restricted stock units (RSUs) valued at $225,000 (except for Mr. Blank due to his disclaimer noted above).  Ms. Levinson’s additional RSU grant in connection with her service as a member of the Board of Directors of our subsidiary, NCR Brasil – Indústria de Equipamentos Para Automação S.A., also remained unchanged at a value of $40,000.

These annual equity grants vest in four equal quarterly installments beginning three months after the grant date, and may be deferred at the director’s election.  In 2018 Messrs. Clemmer and Kuehn elected to defer receipt of their 2018 annual equity grant shares until director service ends.

Director Stock Ownership Guidelines

The Board’s Corporate Governance Guidelines include stock ownership guidelines promoting commonality of interest with our stockholders by encouraging non-employee directors to accumulate a substantial stake in NCR common stock.  The Board recently increased these guidelines, which now encourage non-management directors to accumulate NCR stock ownership equal to five times (up from four times) the annual retainer amount.  The increased guidelines give newly elected directors five years to attain this ownership level.  Ownership includes shares owned outright, and interests in restricted stock, RSUs or deferred shares, and excludes stock options.  As of December 31, 2018, all of our non-management directors exceeded the guidelines, except for Mr. Chu who joined our Board in 2015, Mr. Thompson and Ms. Farrington who joined our Board in 2017, and Mr. Blank due to his compensation disclaimer noted above.

Director Compensation Tables

Director Compensation for 2018 ($)
Director Name	Fees (Annual Retainers) Earned in Cash	Stock Awards(1)	Total
Gregory R. Blank	—	—	—
Chinh E. Chu	69,500	294,578	364,078
Richard L. Clemmer	—	330,573	330,573
Gary J. Daichendt(2)	13,625	13,648	27,273
Robert P. DeRodes	95,000	225,024	320,024
Deborah A. Farrington	95,000	225,024	320,024
Kurt P. Kuehn	114,000	225,024	339,024
Linda Fayne Levinson	57,500	322,553	380,053
Matthew A. Thompson	91,250	225,024	316,274

(1) Aggregate grant date fair value, as determined in accordance with FASB ASC Topic 718, of annual equity grants (including deferred grants), and annual cash retainers received as current or deferred shares (also referred to as “phantom stock units”).   See Note 7 of the Notes to Consolidated Financial Statements contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018, where we explain assumptions made in valuing equity awards.

(2) Mr. Daichendt retired from NCR Board service effective April 25, 2018.

Grant Date Fair Value(1) of Director 2018 Retainer and Equity Grant Shares ($)
Director Name	Annual Equity RSU Grant	Current Stock in lieu of cash	Deferred Stock in lieu of cash
Gregory R. Blank	—	—	—
Chinh E. Chu	225,024	69,554	—
Richard L. Clemmer	225,024	—	105,549
Gary J. Daichendt(2)	—	13,648	—
Robert P. DeRodes	225,024	—	—
Deborah A. Farrington	225,024	—	—
Kurt P. Kuehn	225,024	—	—
Linda Fayne Levinson	265,004	57,549	—
Matthew A. Thompson	225,024	—	—

(1) Grant date fair value, as determined in accordance with FASB ASC Topic 718, of annual equity grants (including deferred grants), and annual cash retainers received in the form of current shares or deferred shares (also referred to as “phantom stock units”).   See Note 8 of the Notes to Consolidated Financial Statements contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018 for an explanation of the assumptions we make in the valuation of our equity awards.

(2) Mr. Daichendt retired from NCR Board service effective April 25, 2018.

Shares of NCR Common Stock Underlying Director Equity Awards – as of December 31, 2018 (#)
Director Name	Options Outstanding as of 12/31/18	RSUs Outstanding as of 12/31/18	Deferred Shares Outstanding as of 12/31/18
Gregory R. Blank	—	—	—
Chinh E. Chu	—	3,605	—
Richard L. Clemmer	54,015	—	105,155
Gary J. Daichendt(1)	—	—	—
Robert P. DeRodes	54,015	3,605	41,217
Deborah A. Farrington	—	3,605	—
Kurt P. Kuehn	10,039	—	43,154
Linda Fayne Levinson	54,015	4,246	8,077
Matthew A. Thompson	—	3,605	—

(1) Mr. Daichendt retired from NCR Board service effective April 25, 2018.

Proposal 2 – Say On Pay: Advisory Vote on the Compensation of the Named Executive Officers

FOR	The Board of Directors recommends that	✓	Robust oversight by the Compensation Committee
	you vote FOR the proposal to approve	✓	Excellent pay for performance alignment
	the compensation of the named executive officers.	✓	Strong link between management and stockholder interests

Proposal Details

We currently conduct a Say On Pay vote every year at our annual meeting of stockholders, as required by Section 14A of the Securities Exchange Act of 1934, as amended.  While this vote is non-binding, the Board and the Compensation and Human Resource Committee (the “Committee” as referenced throughout the various sections of this Proposal 2, including the Executive Compensation – Compensation Discussion & Analysis section) value the opinions of our stockholders.  The Committee will consider the outcome of the Say On Pay vote as part of its annual evaluation of our executive compensation program.

Please read the following Executive Compensation – Compensation Discussion & Analysis section and our Executive Compensation Tables for information necessary to inform your vote on this proposal.

How Does the Board Recommend that I Vote on this Proposal?

Board Recommendation

The Board of Directors recommends that you vote to approve, on a non-binding and advisory basis, the compensation of the named executive officers as disclosed in these proxy materials.  Proxies received by the Board will be voted FOR this proposal unless they specify otherwise.

Vote Required for Approval

A majority of all the votes cast by holders of our common stock and Series A Convertible Preferred Stock voting together as a single class (via attendance at the virtual meeting or by proxy) is required to approve the non-binding advisory vote on the compensation of the named executive officers.  Under Maryland law, abstentions and broker “non-votes” will not be counted as votes cast and will have no effect on the votes for this proposal.

Executive Compensation – Compensation Discussion & Analysis

Executive Summary

In 2018, NCR experienced transformative changes in its leadership structure and its management team that have helped position the Company for long-term growth and success.  Through this transitional period the Committee has continued its longstanding practice of linking the total compensation of our named executives to the strategic and financial success of the Company.  Our compensation philosophy requires that a significant portion of total compensation for our Named Executive Officers (the “named executives”) be strongly aligned with Company performance.  We accomplish this by placing a large portion of our executives’ total compensation “at risk” and by requiring our executives to stretch to meet very challenging internal financial metrics that, if achieved, translate into shared value creation with our stockholders.

Company 2018 Financial Performance

2018 Financial Highlights
✓	Our Revenue was $6.4 billion, which decreased 2% from prior year, driven by lower Hardware revenue.
✓	Our Software revenue increased 1% to $1,912 million, which was driven by Cloud revenue that grew 7% to $631 million in 2018.
✓	Services revenue increased 4% to $2,460 million due to our investment in services transformation initiatives during 2018.
✓	Our recurring revenue (e.g., Software maintenance, Cloud, and hardware maintenance revenue) increased 3% from the prior year and comprised 46% of total revenue.
✓	We completed the acquisition of JetPay Corporation to expand our offerings to include end-to-end payment processing.
✓	We returned value to stockholders by repurchasing 6.1 million shares of our common stock for $210 million during the twelve months ended December 31, 2018.
✓	While we saw growth in 2018 in Software revenue and Services revenue, we fell short of reaching our threshold performance objectives for our 2018 Long- Term Incentive Plan and Annual Incentive Plan.

Our 2018 and 2017 Performance

These charts compare our performance results for 2018 vs. 2017:

Services Revenue ($Billion)	Cloud Revenue ($Million)	Software Revenue ($Billion)

Our Named Executive Officers

Our Compensation Discussion & Analysis describes NCR’s 2018 executive compensation program for our named executives, who are listed below.  The Committee has sole authority over the program and makes all compensation decisions for our named executives.  For more about the compensation of our named executives, see the Executive Compensation Tables below.

Michael Hayford – President and Chief Executive Officer beginning April 30, 2018

Frank Martire – Executive Chairman of the Board beginning May 31, 2018

Owen Sullivan – Chief Operating Officer beginning July 23, 2018

Andre Fernandez – Executive Vice President and Chief Financial Officer beginning August 29, 2018

Daniel Campbell – Executive Vice President, NCR Global Sales beginning February 5, 2018

William Nuti – Chairman of the Board and Chief Executive Officer until April 30, 2018, currently Chairman Emeritus of the Board and Consultant

Robert Fishman – Executive Vice President, Chief Financial Officer and Chief Accounting Officer until August 29, 2018, and Senior Advisor until his retirement pursuant to a retirement agreement with the Company effective March 12, 2019.

Leadership Transformation

The year 2018 was transformative for NCR’s leadership team and organizational structure.  Each of our 2018 named executives was either newly appointed to their role or transitioned out of their role during the year.  In 2018, several one-time, new-hire and transition-related compensation decisions were made in connection with this transformation.  Accordingly, certain compensation decisions for 2018 reflected these unique circumstances rather than ordinary course.

Named Executive Appointments

Mr. Hayford’s Appointment.  On April 30, 2018, the Company announced the appointment of Mr. Hayford as President and CEO effective as of the same date and elected Mr. Hayford to the Board.  Mr. Hayford was selected by the Board for numerous reasons, including his proven leadership and deep experience across a range of transaction-driven software and technology solutions businesses.

Mr. Martire’s Appointment.  On April 30, 2018, the Board announced the appointment of Mr. Martire as Executive Chairman of the Board effective as of May 31st.  Mr. Martire has worked closely with Mr. Hayford at two prior businesses and the Board is confident in the ability of this team to drive the future growth of NCR.

Mr. Sullivan’s Appointment.  On July 26, 2018, the Company announced the appointment of Mr. Sullivan as Chief Operating Officer, effective as of July 23, 2018.

Mr. Fernandez’s Appointment.  On August 29, 2018, the Company announced the appointment of Andre Fernandez as Executive Vice President and Chief Financial Officer, effective as of the same date.

Mr. Campbell’s Appointment.  Mr. Campbell was appointed as Executive Vice President, NCR Global Sales, effective as of February 5, 2018.

The Committee approved the compensation for each newly hired executive under their negotiated employment agreements, taking into consideration competitive pay levels, pay with prior employers, internal equity and the context of the Company’s leadership transformation.  Under these agreements each of Messrs. Hayford, Martire, Sullivan and Fernandez was entitled to a 2018 annual bonus payout of no less than their target bonus, pro-rated for their period of service during 2018, and Mr. Campbell was entitled to a sign-on bonus.  These minimum bonus levels were negotiated as part of total cash since these executives had not participated in establishing either the strategy or the metrics for the 2018 bonus.  These executives do not have any minimum bonuses for 2019.

In addition, beginning with the hire of Mr. Hayford as CEO and Mr. Martire as Executive Chairman, we adjusted our equity grant approach with respect to newly hired executives in 2018 and generally provided the majority of equity grant value for these executives as stock options instead of restricted stock units with performance-based vesting conditions.  While the stock options vest with continued service, the awards will only deliver value if our share price increases.  The Committee determined that this approach appropriately balanced our pay-for-performance philosophy with the exigencies of recruiting new executives who were not employed when our 2018 business plan was approved.  In 2019, we resumed our historical practice of granting the majority of executive officer long-term incentive awards with performance-based vesting conditions.

Named Executive Transitions

Mr. Nuti’s Retirement.  On March 22, 2018, the Company announced that Mr. Nuti would be retiring due to disability from his positions as Chairman and CEO and as a member of the Board after 13 years of service to the Company.  Upon his retirement, which was effective as of April 30, 2018, Mr. Nuti was appointed to the honorary position of Chairman Emeritus of the Board, and was also retained on a part-time basis as a consultant for transition and continuing advisory services.  In connection with these changes, the Committee approved a retirement and consulting agreement for Mr. Nuti.  In determining to approve this agreement, the Committee took into consideration the circumstances of Mr. Nuti’s departure, his past strong performance as NCR’s CEO for 13 years, a report prepared by the committee’s independent compensation consultant on treatment of equity upon retirement at our peers and other public companies, NCR’s prior achievement of the applicable performance criteria pertaining to Mr. Nuti’s equity awards and Mr. Nuti’s efforts to support an effective transition in leadership for NCR’s stockholders, employees and customers.

Mr. Fishman’s Retirement.  On July 26, 2018, the Company announced the retirement of Robert Fishman.  Mr. Fishman became our Senior Advisor and ceased holding the positions of Executive Vice President, Chief Financial Officer and Chief Accounting Officer as of August 29, 2018. Mr. Fishman ceased serving as our Senior Advisor upon his retirement pursuant to a retirement agreement with the Company effective March 12, 2019.

The Board and Committee were intensely involved in each of these appointments and transitions and worked to foster a successful leadership transformation, with NCR’s vision to be the leading software and services-led enterprise provider in the financial services, retail and hospitality industries we serve.  This new leadership team is well-positioned to drive NCR’s business strategy of shifting our business mix to more software, services and recurring revenue.

For more information on the compensation and retirement arrangements that were negotiated with these named executives, see the “Agreements with Our Named Executive Officers” section below.

Our Executive Compensation Philosophy

Our executive compensation program rewards executives for achieving and exceeding the Company’s strategic business and financial goals.  We accomplish this by generally linking compensation to Company-wide metrics and operational results for areas that each member of our executive team directly controls.  The Committee regularly evaluates the elements of our program to ensure that they are consistent with both Company and stockholder short-term and long-term goals, given the dynamic nature of our business and the markets where we compete for talent.  The Committee annually approves the design of our executive compensation program, performance objectives, performance and compensation levels and final compensation for our named executives.

Summary of 2018 & 2019 Compensation Program Actions by Our Committee

The Company’s overall 2018 compensation program was consistent with its philosophy and objectives of paying for performance, aligning the interests of executives with the interests of stockholders, attracting and retaining executive talent, and adopting competitive, best-practice compensation programs that are appropriate for our Company.  Specific examples of actions taken by the Committee in 2018 and early 2019 to carry out this philosophy include:

•

2018 Annual Incentive Plan – Historic Bonus Funding Approach.  Similar to 2017, the bonus funding calculation had threshold (40%), target (100%), and maximum (200%) performance goals that had to be achieved for the executive officers to earn the corresponding bonus plan payout.  We also continued to use Non-GAAP Operating Income (NGOI), with a Free Cash Flow modifier, as our Core Financial Objectives for the plan.  This aligns our performance-based compensation strategy with the key financial metrics that our investors monitor when evaluating our Company’s ongoing performance.  This approach also continues to differentiate our Annual Incentive Plan’s financial metrics from the performance goals used in our Long-Term Incentive Program (“LTI Program”).

•

2018 LTI Program – Granted Annual LTI Awards with Performance Conditions and Introduced Stock Options.  In evaluating our 2018 LTI Program, the Committee introduced stock options as part of our annual LTI equity awards to our named executive officers.  Our 2018 annual award mix consisted of 1/3 performance-based RSUs with a three-year performance period, 1/3 performance-vesting RSUs in which no units are earned unless a 2018 performance goal is achieved, and 1/3 stock options with a seven-year term that vest 1/4 each year on the anniversary of the grant date, in each case subject to continued employment through the vesting dates.  For our performance-based RSUs, we continued to use Non-GAAP Diluted Earnings Per Share (NGDEPS) and Software-Related Margin Dollars (SRMD) as the two-performance metrics that will determine the LTI award payout.  For our performance-vesting RSUs, we used SRMD as the performance metric that must be achieved for these RSUs to be eligible to be earned, with vesting subject to continued employment.  These performance metrics and vesting conditions link the compensation earned by our named executives with our key strategic measures and continue to differentiate our LTI Program financial metrics from our Annual Incentive Plan metrics.  New hire awards in 2018 were generally split between RSUs and stock options with performance-based RSUs introduced for 2019.

•

2019 Annual Incentive Plan – Performance-Based Bonus Program.  For 2019, the Annual Incentive Plan will continue to use a traditional bonus funding approach.  The bonus funding metrics approved by the Committee are Adjusted EBITDA (80% weighting) and Customer Success — Net Promoter Score (20% weighting).  These metrics align our compensation strategy with a key financial metric used by investors to evaluate our performance, and an internal metric to align with our overall customer success survey results.  The maximum plan payout is limited to two times the target bonus.

•

2019 LTI Program – New LTI Award Mix of Performance-Based RSUs and Stock Options.  For 2019, the Committee simplified our LTI award mix for our named executive officers to consist of 65% performance-based RSUs and 35% stock options.  Our performance-based RSUs will vest based on the achievement of NCR Revenue (40% weighting) and Adjusted Operating Income (60% weighting) performance metrics.  These performance metrics will be measured over a one-year performance period and will vest 1/3 on each anniversary of the grant date subject to the recipient’s continued service through the applicable vesting dates.  Our 2019 LTI award program simplifies our design for both internal and external stakeholders and more directly links stockholder long-term interests with performance goals that reward our named executives for sustainable value creation.

Executive Compensation Program Design – Factors We Consider

When designing our executive compensation program, the Committee considers actions that:

Reward Execution of our Strategic Growth Platforms Attract, Retain, Develop & Motivate Top Talent Provide Competitive Pay & Target Incentives at risk Guiding Compensation Design Principles Reward Solution Innovation & Customer Experience Align with Stockholder Interests & Reward Value Creation Reward Achieving our Software & Cloud Growth Goals

Stockholder Outreach and Most Recent Say On Pay Vote

Consistent with our strong commitment to engagement, communication and transparency, we regularly engage with our stockholders to understand their perspectives and views on our Company, including our executive compensation program, corporate governance and other strategic initiatives and issues.  During 2018 and early 2019, we proactively reached out to investors holding a majority of our shares to discuss their thoughts and receive feedback on our compensation philosophy and programs.  Members of our management team conducted meetings with investors that responded to our outreach efforts.

During these conversations, we reviewed our overall business strategy, our strategic offerings, and our forward-looking approach to creating stockholder value.  We reviewed how we use our compensation program to further our strategy and regularly review our compensation practices to ensure that they continue to do so.

At our 2018 Annual Meeting, we were pleased with the very high level of support we received for our Say on Pay vote with 96.4% of votes cast “FOR” our executive compensation program.  These results reflect strong stockholder agreement with our compensation philosophy and pay practices.  Given the very high level of stockholder support, based on the results of the Say on Pay Vote we continued various key features of our executive compensation program rather than making specific changes to address those results.  Based on feedback from our stockholders, however, our compensation programs have evolved over the years, including for example, our selected performance metrics, equity award mix and features, and the introduction in 2018 of stock options as part of our executive LTI program.

The Committee views stockholder engagement and the feedback received as essential to developing and improving our executive compensation program as well as getting general feedback on governance and other matters.  We plan to continue our stockholder outreach annually, so we can continue to gain valuable feedback obtained during these discussions.

Independent Compensation Consultant

The Committee retains and is advised by Frederic W. Cook & Co., Inc. (“FWC”), a national executive compensation consulting firm, to assist in review and oversight of our executive compensation programs.  The Committee considers FWC’s advice and recommendations when making executive compensation decisions.  FWC is independent of the Company’s management and reports directly to the Committee.  FWC representatives attended substantially all meetings of the Committee in 2018.  Our CEO is not present during Committee and FWC discussions about CEO compensation.  Also, FWC reports on CEO compensation are not shared with our CEO.  For more about FWC’s role as advisor to the Committee, see the Compensation and Human Resource Committee section above.

Best Practices in NCR Executive Compensation

Our executive compensation program features many best practices:

	WHAT WE DO	WHAT WE DON’T DO

✓	Pay for Performance. A significant portion of our named executives’ compensation is “at risk” and delivered only if rigorous performance goals established by the Committee are achieved.	×

No Guaranteed Annual Salary Increase or Bonus.  Salary increases are based on individual performance evaluations and certain competitive considerations, while annual cash incentives are generally tied to corporate and individual performance, as well as customer satisfaction (with limited exceptions in special circumstances, such as negotiated new hire starting bonuses under employment agreements).

✓

Strong Link Between Performance Goals and Strategic Objectives.  We link performance goals for incentive pay to financial objectives and operating priorities designed to create long-term stockholder value.

		×	No Compensation Plans that Encourage Excessive Risk Taking. Based on the Committee’s annual review, none of our pay practices incentivize employees to engage in unnecessary or excessive risk-taking.

✓

Independent Compensation Consultant. The Committee retains an independent compensation consultant to evaluate and advise on our executive compensation programs and practices, as well as named executive pay mix and levels.

		×	No Hedging or Pledging of NCR Securities. Our policies prohibit hedging and pledging of the Company’s equity securities.

✓

Benchmark Peers with Similar Business Attributes and Business Complexity.  The Committee benchmarks our executive compensation program and annually reviews peer group membership with its independent compensation consultant.

		×	No Repricing Stock Options. Our Stock Plan prohibits repricing of stock options without prior stockholder approval.

✓	Strong Compensation Clawback Policy. Executive awards are subject to clawback in specified circumstances.	×	No Excessive Perquisites. We offer only limited perks to be competitive, to attract and retain highly talented executives and ensure their safety and focus on critical business activities.

✓

Robust Stock Ownership Guidelines.  We require named executives to meet our guidelines, which range from two to six times base salary, and to maintain the guideline ownership level after any transaction.

		×	No Dividends or Dividend Equivalents Paid on Unvested Equity Awards. Equity awards must vest before dividends are payable.

✓	Double Trigger Benefits in the Event of a Change in Control. Equity awards do not automatically vest in a change in control of NCR unless employment also ends in a qualifying termination.	×	No Excise Tax Gross-ups. Current named executives are not eligible for excise tax gross-ups or tax gross-ups on any perquisites other than standard relocation benefits.

✓	Reasonable Change in Control Severance. Change in control severance benefits range from two to three times target cash pay depending upon the executive’s position.	×

No Special Executive Pension Benefits. There are no special executive pension benefits for any executives, and no broad-based pension benefits except for limited and frozen pension benefits payable to Mr. Fishman.

✓

Stockholder Outreach.  We regularly engage with our stockholders to better understand and consider their views on our executive compensation programs, corporate governance practices and other strategic initiatives.

		×	Trading of NCR Stock. We require that all executive officers trade in NCR common stock only pursuant to a Rule 10b5-1 trading plan.

Key Elements of 2018 Executive Compensation

The key elements of our annual 2018 executive compensation program are shown in the chart below.  Each element of the program has a specific purpose in furthering our compensation objectives.

	Fixed		Variable
	Base Salary		Annual Incentives		Long-Term Incentives: Equity LTI Awards
Key Features	– –	Competitive fixed level of cash income Established upon hire, reviewed annually and adjusted when appropriate	–	Variable compensation payable annually in cash if performance goals are achieved	– – –

Performance-based RSUs vest 42 months after grant based on performance over a three-year period

Performance-vesting RSUs vest 1/3 on each anniversary of the grant date provided a performance condition is met

New for 2018, stock options vest 1/4 each anniversary of the grant date and only provide value to the extent that our stock price appreciates after the grant date

Why We Pay This Element	– –	Provides a base level of competitive cash pay for executive talent Promotes appropriate risk taking	– –

Motivates and rewards executives for performance on key Company-wide financial metrics and customer satisfaction

Executive-specific objectives motivate our team to achieve goals in areas they can influence

					– –	Aligns executive pay and stockholder interests and serves to retain executive talent Motivates executive performance on key long-term measures to build multi-year stockholder value
How We Determine Amount	–	Committee approves based on role, external market and internal comparable salary levels	– – –

NGOI performance threshold must be achieved for any payout

Maximum award as % of NGOI is 1.5% for CEO and 0.75% for other named executives

Award payout ranges:

- Financial Metrics:

0% – 200%

- Individual Goals:

0% – 150%

- Customer Success:

0% or 10%

– –

LTI equity grant mix:

-1/3 Performance-based RSUs (payout range 0% to 200%)

-1/3 Performance-vesting RSUs (payout range 0% or 100%),

-1/3 Options

Performance threshold of 20% Return on Capital must be achieved for any payout of performance-based RSUs

Our Process for Establishing 2018 Compensation

Our Committee has the sole authority to establish compensation levels for our named executives.  When making compensation decisions, the Committee carefully examines:

•	External Market Analysis – including reports by the Committee’s independent compensation consultant on peer group member pay data and external market surveys;

•	Internal Compensation Analysis – including management reports on comparable internal compensation levels and compensation history; and

•	Recommendations – from management concerning compensation for named executives, except the Committee does not consider recommendations from management about their own compensation, and the Committee does not consider recommendations by management other than the Executive Chairman when making decisions about CEO compensation.

External Market Analysis – Peer Group and Survey Data

We use several methods to examine the various elements of our executive compensation program to determine the competitive market and understand current compensation practices.  In general, the Committee considers the median of the peer group data described below when establishing base salary, annual incentive and long-term incentive opportunities.  The Committee retains the flexibility to make adjustments to respond to market conditions, promotions, individual performance and internal equity.  The Committee also reviews broad-based survey data prepared by its independent compensation consultant and considers key business decisions that can impact compensation.

Compensation Peer Group Selection.  The Committee reviews the Company’s compensation peer group annually with its independent compensation consultant and makes changes to the group to the extent determined appropriate based on changes in peer business attributes.  The consultant then produces for the Committee’s review an independent analysis of the cash and equity compensation for the five highest compensated executives at each company within the final peer group, and a comparison of our similarly ranked named executives to the 25th, 50th and 75th percentiles of the peer group.  The analysis also includes comprehensive modeling of long-term incentive costs and resulting levels of stockholder value transfer and dilution, which the Committee considers when developing the aggregate annual budget for equity compensation awards.

The unique combination of industries represented by our core business creates challenges in identifying comparable companies for executive compensation analysis.  We select our peer group by examining other companies in terms of industry, size and recruiting in our GICS (Global Industry Classification Standard) industry group that are in the software and services or technology hardware industries, and are of reasonably similar size based on annual revenues, market capitalization, operating income and enterprise value.  In addition, we look at variances to these metrics based on unique circumstances.  We also consider other companies outside our GICS industry group where we compete for talent.

Final 2018 Peer Group.  The Committee carefully reviewed our prior peer group, and with the advice of its independent compensation consultant made these changes to our 2017 peer group for purposes of benchmarking our 2018 executive compensation program:

(i)

ServiceNow was added as it is a cloud software company that better aligns with NCR’s business profile relative to software/services.  Xerox was also added as they are similar in size to NCR after splitting off their business processing outsourcing unit.

(ii)

Harris Corporation was removed following the sale of its technology services business.  Pitney Bowes was also removed as it has declined in size and the Committee no longer considered it an appropriate comparator.

After these changes, our final 2018 peer group consisted of the following companies:

Adobe Systems	First Data	Seagate
CA Technologies	Intuit	ServiceNow
Citrix Systems	Juniper	Symantec
Diebold Nixdorf	Keysight Technologies	VMware
Fidelity Info Services	NetApp	Western Digital
Fiserv	Salesforce	Xerox

External Market Surveys.  The Committee reviewed a comprehensive analysis and assessment prepared by its independent compensation consultant, which showed the competitive position of our named executive pay mix and levels compared to the marketplace using a combination of proxy data from our peer group, as well as general market data provided by the Company.  Market survey data includes surveys concentrated on companies in both general and high-tech industries, which encompass the Company’s competitors and non-competitors.  The broad-based surveys give the Committee access to market data for numerous companies under a consistent methodology to assist our understanding of market trends and practices.  The market surveys used were:

•

Towers Watson General Industry Executive Compensation Survey – U.S., including data on corporate-wide roles for companies with global corporate revenue of $6-10 billion, and data for other roles for companies with appropriate group/division size based on revenue.

•	Towers Watson High Tech Executive Compensation Survey – U.S., including data for companies with appropriate unit size based on revenue.

•	Radford Global Technology Survey – Global, including data for companies with appropriate group/division size based on revenue.

The Committee considers market median levels when setting compensation, but retains flexibility to set compensation above or below the median based on individual considerations.  When setting 2018 compensation levels, the Committee considered our peer group’s proxy data with a 100% weighting for Mr. Nuti and Mr. Fishman.  Mr. Hayford, Mr. Martire, Mr. Sullivan, Mr. Fernandez and Mr. Campbell were hired during 2018.  The Committee worked with our independent compensation consultant, FWC, and reviewed market median data from our peer group, and other competitive data, to determine their initial compensation levels.

Internal Compensation Analysis –Tally Sheets and Internal Equity

•

Tally Sheets.  At each regular Committee meeting considering compensation changes, the Committee reviews comprehensive internal tally sheets showing the total compensation opportunity provided to our named executives over a three-year period.  The tally sheets allow the Committee to review the degree to which historic, current and projected compensation, including unvested equity awards, support the Company’s pay-for-performance philosophy and retention objectives.  The Committee uses the data in the tally sheets to assess actual and projected compensation levels.  The tally sheets are also used to compare year-over-year compensation as part of the process of establishing competitive compensation levels for the following year.

•

Internal Equity.  The Committee also reviews internal reports on named executive base salaries and incentive plan targets compared to internal peers.  To maintain a fair balance throughout the executive level at the Company, we strive for a level of consistency in compensation.  Differences in compensation are based on degree of judgment associated with and the strategic nature of particular executive roles, as well as individual performance measured both objectively and subjectively.

Recommendations

In 2018, the Committee also considered recommendations from our CEO, Executive Chairman, COO, and CHRO when establishing compensation levels for named executives other than the CEO and the Executive Chairman.  Management does not participate in any Committee discussions about CEO and Executive Chairman compensation, except that the Executive Chairman participates in Committee discussions about CEO compensation.  No member of management provides recommendations regarding his or her own compensation.

2018 Executive Compensation Program Details

Base Salaries for 2018

We attempt to set base salaries at a level competitive with our peer group.  This helps us attract and retain top quality executive talent, while keeping our overall fixed costs at a reasonable level.

For 2018, the Committee approved these base salaries for our named executives:

Summary of 2018 Base Salary Actions
Named Executive	Effective Date of Most Recent Base Salary Action	Base Salary on December 31, 2018		Rationale for Base Salary Actions
Michael Hayford	April 30, 2018	$1,000,000		New Hire – Competitive position
Frank Martire	May 31, 2018	$750,000		New Hire – Competitive position
Owen Sullivan	July 23, 2018	$725,000		New Hire – Competitive position
Andre Fernandez	August 29, 2018	$625,000		New Hire – Competitive position
Daniel Campbell	February 5, 2018	$575,000		New Hire – Competitive position
William Nuti	August 8, 2005	$1,000,000	(1)	No Change
Robert Fishman	March 26, 2016	$625,000	(1)	No Change

(1) Annual salary in effect on date of retirement (Mr.Nuti) or position change (Mr.Fishman).

Annual Incentives for 2018

Annual Incentive Plan Opportunity for 2018

Except as noted below, the 2018 Annual Incentive Plan opportunity for our named executives was comprised of our:

Management Incentive Plan Bonus	+	Customer Success Bonus

Per the negotiated terms of each of their respective new hire employment agreements, Messrs.  Hayford, Martire, Sullivan and Fernandez each received a 2018 annual bonus payout of no less than target, pro-rated for their period of 2018 service.  Messrs. Hayford’s and Martire’s new hire employment agreements also provided that their full 2018 annual incentives were under the Management Incentive Bonus, without participation in the Customer Success Bonus.  Given the timing of their hiring in 2018, the new hire employment agreements of Messrs. Sullivan and Fernandez provided for guaranteed attainment of the Customer Success Bonus for 2018.  These bonus terms were negotiated as part of total cash since these executives had not participated in establishing either the strategy or the metrics for the 2018 bonus.  These new hire bonus commitments apply only in 2018, the first year of service for these named executives.  They do not reflect a change in our pay-for-performance philosophy with respect to our annual incentive program.  These executives do not have any minimum or guaranteed bonuses for 2019.

Setting Annual Incentive Targets

At the beginning of the performance year or upon hiring, the Committee generally establishes a total target bonus for each named executive as a percentage of base salary for purposes of both the Management Incentive Plan (“MIP”) and, where applicable, the Customer Success Bonus.  This total target bonus percentage generally has three components:

•

MIP—Core Financial Objectives Target Bonus, which is a target bonus percentage that is then multiplied by a Company-wide performance factor generated by achieving a Non-GAAP Operating Income (NGOI) financial goal with a Free Cash Flow (FCF) modifier (the “Core Financial Objectives”);

•	MIP—Individual Performance Modifier, which is a MIP percentage modifier based on each named executive’s achievement of individual performance goals (or “MBOs”); and

•	Customer Success Target Bonus, which is the target bonus (10%) linked to the Company’s overall customer success survey results.

Calculating Annual Incentive Awards

The calculation of Annual Incentive Plan awards includes our MIP and Customer Success Bonus components (as applicable), as follows:

Total Annual Incentive Plan Bonus Opportunity – 2018

		Management Incentive Plan (MIP)				Customer Success Bonus

MIP Bonus Target (%)	x	Core Financial Objectives	x	Individual Performance Modifier	+	Payout Linked to Our Customer Success Survey Results	=	Actual Bonus Payout (%)

		(Range: 0% to 200%)		(Range: 0% to 150%)		(Range: 0% or 10%)

MIP Core Financial Objectives for 2018

The Committee established the MIP Financial Objectives for 2018 based on:

Non-GAAP Operating Income (NGOI)	and	Free Cash Flow

NGOI Objective

For 2018, the Committee retained NGOI as the primary Core Financial Objective.  We use NGOI as the primary MIP bonus funding mechanism because it is:

•	one of our key business imperatives –driving profitable growth by increasing revenue and controlling operating costs;

•	balanced with driving a strong focus on asset utilization, working capital and cash flow;
•	simple to calculate and easily understood by both employees and stockholders;

•	a measure we can track throughout the year; and

•	a critical measure investors use to assess our annual performance.

Free Cash Flow Objective

The Committee retained Free Cash Flow as the other Core Financial Objective, which is used as a modifier to the MIP bonus funding mechanism once a target level of NGOI is achieved.  We use Free Cash Flow because it:

•	represents another one of our key business imperatives and critical performance measures;

•	tracks the resources available for the Company to invest in new technology and innovation that fuels future growth;

•	rewards the leadership team for maximizing our cash flow from operations; and

•	encourages management to focus on working capital.

MIP Core Financial Objectives – Definitions and Impacts

The 2018 MIP Core Financial Objectives, including the definitions and impact of each, are shown in this chart:

MIP – Core Financial Objectives for 2018
Financial Objective	Definition	Impact on Our Financials	Impact on Our Behavior

NGOI(1)

Our income (loss) from operations as reported under generally accepted accounting principles in the United States, excluding certain special items as described in our annual financial report (see reconciliation on page 103 of Form 10-K – referred to as “segment operating income”).

		Profit (Loss) on our Income Statement (non-GAAP).	Forces decision-making to produce results aligned to achieving our long-term strategic objectives. Management can be rewarded only when they drive profitable growth.

Free Cash Flow(1)

Our net cash provided by operating activities and discontinued operations, less capital expenditures for property, plant and equipment, less additions to capitalized software, discretionary pension contributions and pension settlements (see reconciliation on page 37 of Form 10-K).

		Income Statement and Statement of Cash Flows (non-GAAP).	Forces decision-making to provide available cash for investment in our existing businesses, strategic acquisitions and investments, repurchase of NCR stock, and repayment of debt obligations.

(1) NGOI and Free Cash Flow are non-GAAP measures.  Income from operations and net cash provided by operating activities, respectively, are the most directly comparable GAAP measures.

MIP Core Financial Objectives – 2018 Performance Hurdles and Payout Cap

The threshold, target, and maximum funding levels of NGOI, if achieved, would result in preliminary funding of the MIP bonus at 40%, 100%, and 200%, respectively.  Funding levels are interpolated between these points.  No MIP funding occurs if results do not exceed the NGOI threshold.  If NGOI exceeds target, accelerated funding occurs if the Free Cash Flow goal is also achieved.  However, in no event can the 2018 MIP funding exceed 200%.

On February 23, 2018, the Committee decided when establishing our 2018 MIP that performance results would be determined on a constant currency basis to eliminate the impact of foreign currency fluctuations during the performance period, based on the same foreign exchange rates used to establish the Company’s 2018 financial plan.

•

NGOI Performance Threshold:  The Committee established an NGOI Performance Threshold of $855 million for 2018 (before constant currency adjustment) before any MIP can be paid; this represents an increase over 2017 actual NGOI of $853 million.

•

Free Cash Flow Hurdle:  The Committee established a Free Cash Flow Target Performance Goal of $480 million for 2018, a 6% increase over 2017 Free Cash Flow, to be used as a modifier to the MIP bonus funding mechanism.

The Committee’s establishment of challenging MIP performance hurdles requires our named executives to achieve significant annualized NGOI and Free Cash Flow to receive a payout, other than payouts negotiated under new hire employment agreements as part of our recruitment process.

Absolute Limit on MIP Payouts and Committee Discretion.  The annual bonus otherwise payable under the MIP is also subject to an absolute limit based on the Company’s performance.  For 2018, the maximum annual bonus payout opportunity was 1.5% of NGOI for our CEO, and 0.75% of NGOI for our other named executives.  The Committee retains the discretion to decrease, but not increase, the final Annual Incentive Plan payout earned.

MIP – Management By Objectives (MBOs)

In addition to the Core Financial Objectives, we establish multiple individual objectives, called MBOs, for each of our named executives.  These individual objectives are assigned to our named executives based on their areas of influence, and on strategic initiatives that are critical for the Company’s achievement of its overall financial goals and stretch internal goals.  Based on the extent to which a named executive satisfies his or her MBOs, the Committee determines an “individual performance modifier” that increases or decreases the preliminary MIP bonus determined by the Core Financial Objectives.  The individual performance modifier can range from 0% for poor performance to 150% for exceptional performance.

The Committee established multiple MBOs for our CEO and Executive Chairman, and in conjunction with the CEO, for each other named executive.  The MBOs selected directly complement our 2018 corporate strategic goals to:

•	Continue to shift focus towards Software/Cloud solutions and services as our primary source of annual revenue and margin;

•	Deliver revenue growth, margin expansion and our software plan;

•	Introduce product and solution innovation that continues to delight our customers;
•	Build enterprise platforms that enable development of disruptive and industry-aligned omni-channel solutions and offerings for our customers;

•	Forecast accuracy and operational excellence; and

•	Drive talent, culture and employee engagement.

Customer Success Bonus for 2018

Because of the critical importance of customer retention, customer referrals and customer relationships, we continued to maintain our Customer Success Bonus as a separate component of our Annual Incentive Plan, with its own separate reward structure for each of our named executives except as noted above.  We link our Customer Success objective to a semi-annual survey of customers conducted by an independent third party.  The actual payout for this component is determined at the discretion of the Committee.

Annual Incentive Plan – Targets for 2018

For 2018, the Committee established MIP annual incentive targets for our named executives based on peer group data and positioning within the senior leadership team.  The 2018 target MIP and Customer Success annual incentive opportunities for our named executives were:

2018 Annual Incentive Plan Targets (% of Base Salary)
Named Executive	MIP Target	Customer Success Target	Total Annual Bonus Target (MIP Target + Customer Success Target)
Michael Hayford	150%	N/A	150%
Frank Martire	150%	N/A	150%
Owen Sullivan	140%	10%	150%
Andre Fernandez	115%	10%	125%
Daniel Campbell	100%	10%	110%
William Nuti(1)	140%	10%	150%
Robert Fishman	100%	10%	110%

(1) In light of his retirement during 2018, Messr. Nuti became ineligible for his 2018 annual incentive bonus opportunity.

For all named executives, the maximum potential payout is limited to two times their target annual incentive, except that Mr. Nuti, Mr. Fishman and Mr. Campbell’s maximum potential payouts under the MIP were limited to three times their target annual incentives plus a 10% customer success target opportunity. Mr. Nuti became ineligible for his 2018 annual incentive opportunity due to his 2018 retirement.

Annual Incentive Plan – Objectives, Results and Payouts for 2018

MIP Core Financial Objective and Customer Success Results

NGOI for 2018 was $688 million which did not exceed the NGOI Performance Threshold of $855 million on a constant currency basis.  Because NGOI Threshold performance was not met, the Free

Cash Flow Goal did not apply as a modifier for 2018.  These performance results against our internal annual incentive plan financial metrics resulted in an earned payout of 0% of Target.

The 2018 Annual Incentive Plan objectives, results, earned payout and funded payout are shown in this Chart:

2018 Annual Incentive Plan – Performance Objectives, Results and Funding
	MIP Performance Objectives ($M)(1)
MIP Discretionary Objectives	Threshold (40% Funded)	Target (100% Funded)	Maximum (200% Funded)	MIP Performance Results ($M)	MIP Payout Funding
Non-GAAP Operating Income	$855	$915	$995	$688	0%
Free Cash Flow(2)	—	$480	—	$223
Customer Success Objective	Payout Linked to Overall Satisfaction of Our Customers			Below Expectations

(1) The NGOI Objectives are shown on a constant currency basis as determined appropriate by the Committee.

(2) Because the NGOI Target objective was not satisfied, Free Cash Flow did not apply as a modifier.

Individual Performance Modifier Assessment

Although the named executives did achieve and exceed many of their 2018 individual objectives, collectively the Company’s financial performance did not meet expectations, and 2018 results fell short of the MIP’s threshold performance objectives.  Therefore, it was determined that, in keeping with our pay-for-performance philosophy, no MIP awards would be paid to named executives for 2018, other than 2018 annual bonus payout commitments negotiated under new hire agreements as part of our recruitment process.  While individual objectives were established for Mr. Nuti, he was not eligible to receive any 2018 MIP award because of his retirement during 2018.

Annual Incentive Plan – Final 2018 Payouts for MIP and Customer Success

The total annual bonus payments approved for each named executive for the 2018 performance year were:

Named Executive	MIP Target (1)	Funded MIP Payout (% of Target)	Individual Performance Modifier	MIP Payout (After IPM)	Customer Success Payout (10% of Target)	Total Bonus Payout
Michael Hayford	$1,010,959	100%	0%	$1,010,959	N/A	$1,010,959	(2)
Frank Martire	$662,671	100%	0%	$662,671	N/A	$662,671	(2)
Owen Sullivan	$450,493	100%	0%	$450,493	10%	$482,671	(2)
Andre Fernandez	$246,147	100%	0%	$246,147	10%	$267,551	(2)
Daniel Campbell	$575,000	0%	0%	$0	0%	$0	(3)
William Nuti	$506,155	0%	0%	$0	0%	$0
Robert Fishman	$625,000	0%	0%	$0	0%	$0

(1) Based on actual salary paid during the year.

(2) As noted above, prorated target bonus amount (based on period of 2018 service) payable pursuant to negotiated new hire employment agreement.

(3) Per his new hire employment agreement, Mr. Campbell was entitled to a $150,000 sign-on bonus during 2018.

Mr. Campbell received a discretionary bonus for 2018 that was recommended by the CEO and approved by the Committee. Mr. Campbell was awarded $350,000 for his leadership on certain company-wide strategic directives and the achievement of various individual management objectives.

2018 Long-Term Incentives

Our Long-Term Incentive Program generally aligns a significant portion of the total compensation opportunity of our named executives directly with Company performance and changes in stockholder value.  The use of equity for our LTI Program links our executives and stockholders to a common goal: sustainable stockholder value creation.

In February 2018, the Committee approved the 2018 annual equity awards under our Stock Plan in the form of our 1/3 performance-based restricted stock units, 1/3 performance-vesting restricted stock units, and new for 2018, 1/3 nonqualified stock options to further increase management alignment with stockholder long-term interests.  In addition to these annual grants to executives employed on the February 2018 award date, certain named executives hired during 2018 received ad-hoc LTI awards at the time of hire under their negotiated new hire agreements.  Generally, the majority of these new hire awards were made in the form of stock options.  As noted above, while stock options vest with continued service, the awards will only deliver value if our share price increases.  The Committee determined that this approach to new hire awards appropriately balanced our pay-for-performance philosophy with the exigencies of recruiting new executives who were not employed by the Company when our 2018 business plan was approved.  For 2019, the majority of named executive long-term incentive awards were granted with performance-based vesting conditions.

We generally use equity awards in our LTI Program to create commonality of interests with stockholders and to help attract and manage our ability to retain our key executives.  These awards also provide a good balance for our executives and protection for our stockholders, because wealth creation can be realized by an executive only upon achievement of performance goals, service-based milestones and/or long-term Company stock price performance.

2018 Annual LTI Equity Awards – Key Features

The key features of the various types of 2018 LTI equity awards are:

•

Performance-Based RSUs have a three-year performance period (2018-2020).  No units are earned unless we achieve a three-year average return on capital (ROC) performance threshold for the performance period.  Assuming that the ROC threshold is achieved, from 0% to 200% of the target units may be earned based on the Company’s achievement of annual Non-GAAP Diluted Earnings Per Share (NGDEPS) (60% weighting) and Software-Related Margin Dollars (SRMD) (40% weighting) performance metrics.  Further, if the NGDEPS and SRMD performance goals are not achieved in the first year of the performance period, then the entire award is forfeited.  Units earned from achieving these performance goals vest 42 months after the grant date (i.e., on August 23, 2021), so long as the executive continues Company service through the vesting date.  The maximum share payout is 200% of target.

•	Performance-Vesting RSUs vest 1/3 on each anniversary of the grant date, provided that NCR achieves a predetermined level of SRMD for the period of January 1, 2018 through December 31,
2018, and the executive continues Company service through the applicable vesting dates. The maximum share payout is 100% of target.

•

Stock Options are awarded as nonqualified options with an exercise price equal to the closing price of NCR’s common shares on the grant date.  They have a four-year restriction period and vest 1⁄4 on each anniversary of the grant date, so long as the executive continues Company service through the applicable vesting dates.

•	Time-Based RSUs have a three-year restriction period and vest 1/3 on each anniversary of the grant date, so long as the executive continues Company service through the applicable vesting dates.

•

Special Vesting Rules provide that early vesting can occur only if employment ends because of death, disability or other limited reasons described in the Potential Payments Upon Termination or Change in Control section below.

Under our Stock Plan, the number of RSUs for an award is determined by converting the Committee approved award value to shares based on the grant date closing price of our common stock.  The number of stock options for an award is determined using the Committee approved award value and the Black-Scholes valuation method.

2018 Performance-Based RSUs – Performance Metrics

One-third of our annual LTI equity award to named executives employed on the February award date consisted of performance-based RSUs.  The performance metrics for these awards were:

Return On Capital (ROC) – Primary Performance Metric

•

ROC Performance Threshold:  No performance-based RSUs are earned unless the Company achieves a three-year average ROC performance threshold of 20% over the 2018-2020 performance period.  At the time the awards were granted, the Committee decided that ROC performance results would be determined on a constant currency basis to eliminate the impact of foreign currency fluctuations during the performance period, based on the same foreign exchange rates used to establish the Company’s 2018 financial plan.

•	ROC Defined: We calculate ROC by dividing NGOI by Controllable Capital, which represents the working capital that our management team has deployed at any given time.

•

Why We Use ROC:  This ROC threshold is a significant hurdle that ensures restricted stock units can be earned only if the Company generates enough ROC during the performance period.  Using this ROC performance threshold protects the interests of our stockholders.

Non-GAAP Diluted EPS – Secondary Performance Metric (60% Weighting)

•

NGDEPS Performance Threshold – 60% Weighting:  If the ROC performance threshold is met, the number of shares earned depends on our NGDEPS results over each year in the three-year performance period.  The Committee established a NGDEPS performance target of $3.38 per share with a 60% weighting for 2018 awards.

•

NGDEPS Defined:  We calculate NGDEPS by excluding pension mark-to-market adjustments, pension settlements, pension curtailments and pension special termination benefits and other special items, including amortization of acquisition related intangibles, from GAAP diluted earnings per share.

•

Why We Use This Metric:  NGDEPS is a good external measure of the Company’s annual performance that investors can compare against our quarterly/annual guidance.  This is also a common financial metric that investors use to evaluate company performance against peer groups and other performance benchmarks.

Software-Related Margin Dollars – Secondary Performance Metric (40% Weighting)

•

SRMD Performance Threshold – 40% Weighting:  If the ROC performance threshold is met, the number of shares earned for each performance-based unit depends on our SRMD results over each year in the three-year performance period. The Committee established a SRMD performance target of $1,055.0 million for 2018 awards, with a 40% weighting.

•	SRMD Defined: We determine SRMD by excluding certain infrastructure costs from the gross margin of our Software segment.

•

Why We Use This Metric:  SRMD is a good internal measure of the Company’s annual performance against one of our core strategic financial goals, the growth for which is essential to achieving our strategy.

2018 Performance-Based RSU Results

•	2018 NGDEPS Achieved: $2.62 per share.

•	2018 SRMD Achieved: $960 million.

Impact of Performance Results on 2018 Performance-Based RSU Awards

The 2018 NGDEPS of $2.62 per share and the SRMD of $960 million resulted in an earned payout of 0% for 2018 with respect to both components of the performance-based RSUs granted on February 23, 2018.  As a result, these awards were forfeited, and no payout can be earned under these awards regardless of future performance.

2018 Performance-Vesting RSUs – Performance Metric

One-third of the annual 2018 LTI equity award to named executives employed on the February award date consisted of performance-vesting RSUs.  No performance-vesting RSUs are earned unless the 2018 SRMD (as defined above) is achieved.  The 2018 SRMD of $960 million exceeded the SRMD performance condition of $950 million established for the 2018 performance-vesting RSUs, and 1/3 of these awards will vest on each anniversary of the February 23, 2018 grant date, subject to the executive’s continued service with the Company through the applicable vesting dates.

2018 Total LTI Equity Award Values

This Chart shows the 2018 total LTI equity award values(1) approved by the Committee for our named executives, including annual awards to named executives employed on the February annual award date, and new hire and other ad-hoc awards (see the Agreements With Our Named Executives Section):

Named Executive	Stock Options	Performance- Based RSUs	Performance- Vesting RSUs	Time- Based RSUs	Total 2018 LTI Award Value
Michael Hayford	$7,499,881	—	—	$5,000,011	$12,499,892
Frank Martire	$3,750,354	—	—	$2,249,988	$6,000,342
Owen Sullivan	$3,749,994	—	—	$2,250,000	$5,999,994
Andre Fernandez	$999,998	—	—	$3,000,011	$4,000,009
Daniel Campbell	$499,996	$500,015	$4,499,996	—	$5,500,007
William Nuti(2)	$2,500,000	$2,500,008	$2,500,008	—	$7,500,016
Robert Fishman	$666,665	$666,675	$666,643	—	$1,999,983

(1) Represents the grant date fair value of RSUs and stock options, as shown in the Grants of Plan-Based Awards – 2018 Table.

(2) Mr. Nuti’s 2018 LTI equity award was forfeited upon his separation of service from the Company.

Update on the 2017 LTI Equity Awards

2017 LTI Awards

On February 27, 2017, the Committee granted annual LTI awards to named executives employed on that date consisting of performance-based RSUs and performance-vesting RSUs.  The 2017 performance-based RSUs had a three-year performance period that began on January 1, 2017 and ended on December 31, 2019.  In 2018, the

Committee certified that required minimum 2017 NGDEPS and SRMD performance for these awards was not achieved, and these awards were forfeited. The 2017 performance-vesting RSUs were subject to a 2017 SRMD goal.  In February 2018, the Committee certified that performance for these awards was achieved, with 1/3 of these awards vesting on each anniversary of the grant date so long as the executive continues Company service through the vesting dates.

Economic Profit Plan Awards Before 2017

On February 27, 2019, the Committee terminated the NCR Corporation Economic Profit Plan (EPP), a long-term incentive plan that allowed participants to share in a portion of the “Economic Profit” that they helped create. No new EPP awards have been granted since 2016; however, 33% of remaining previously earned EPP “Bonus Bank” balances (which held previously earned EPP awards) were subject to annual payout so long as the Company passed a cash flow test. In connection with the termination of the EPP, participants who were actively employed on the EPP elimination date, including Mr. Fishman, will receive any remaining portion of their Bonus Bank balances in a single lump sum distribution after February 28, 2020. Until the date these remaining balances are distributed, the EPP will make distributions in the normal course (for example, the regular distributions scheduled to be made in August 2019 will be paid at that time, subject to EPP terms). Mr. Nuti and Mr. Fishman are the only NEOs who participated in the EPP. Information on their Bonus Bank balances can be found in the chart below. Notwithstanding the EPP termination, Mr. Nuti’s Bonus Bank balance will be distributed in accordance with the terms of his retirement agreement as noted in the chart below.

As described below, in 2018 the Committee authorized Bonus Bank payments attributable to previously earned EPP awards for Mr. Nuti and Mr. Fishman, the only named executives with EPP Bonus Bank balances.

Cash Flow Test.  The EPP cash flow test requires that our “Cash Flow from Operations” equal or exceed 1% of total revenue.  Under the EPP, Cash Flow from Operations means net cash provided by (used in) operating activities, adjusted to exclude any extraordinary cash payments made to or under the Company’s global defined benefit pension and retirement plans in connection with the Company’s strategy to reduce pension liability or increase pension funding.  Cash Flow from Operations, as defined by the EPP, is a non-GAAP measure.  Net cash provided by operating activities is the most directly comparable GAAP measure.

Payout of Amounts Attributable to Prior Year Awards.  On February 7, 2019, prior to the EPP termination, the Committee certified that the Company passed the 2018 EPP cash flow test, because in 2018 our total revenues were $6,405 million, and our Cash Flow from Operations of $572 million exceeded 1% of such total revenues (or $64 million).  Accordingly, the Committee authorized pro rata Bonus Bank payments to be made in August 2019.  Of our named executives, only Mr. Nuti and Mr. Fishman participate in the EPP, and the table below details their EPP balances and 2018 payments.

EPP – Payout of Amounts Earned in Prior Years
Named Executive	Bank Balance Before 2018 Payments	2018 Cash Payments	Remaining Bank Balance
William Nuti(1)	$3,518,132	$2,359,583	$1,158,549
Robert Fishman(2)	$975,641	$321,962	$653,679

(1) Mr. Nuti retired as of April 30, 2018 due to disability.  In accordance with the EPP terms regarding disability, Mr. Nuti’s retirement agreement provides that he will receive his full Bank Balance under the EPP of $3,518,132, in the following installments:  11/1/2018 – $2,359,583, 4/30/2019 – $386,183, 10/30/2019 – $386,183, 4/30/2020 – $386,183

(2) Mr. Fishman served as our Senior Advisor until his retirement pursuant to a retirement agreement with the Company effective March 12, 2019. In connection with the EPP termination approved by the Committee effective February 27, 2019, Mr. Fishman will receive his full Bank Balance under the EPP of $653,679, in the following installments: 9/2/2019 – $215,714, 2/29/2020 – $437,965.

2019 LTI Program – Performance-Based RSUs and Options

For 2019, we have simplified our annual LTI program for our named executives to include a mix of 65% performance-based RSUs and 35% stock options.  These awards continue to ensure alignment with our stockholders’ long-term interests and also continue our approach requiring all annual LTI equity awards granted to our executive officers to include performance conditions for vesting, or be tied to our stock price performance to create stockholder value.  The 2019 performance-based RSUs require achievement of challenging performance metrics that consist of NCR Revenue* (40% weighting) and Adjusted Operating Income** (60% weighting).  These performance metrics will be measured over a one-year performance period, and will vest 1/3 on each anniversary of the grant date subject to the recipient’s continued service through the applicable vesting dates.  In addition, to align more closely with our peer group LTI practices, these awards have been granted with a payout threshold of 50% of target (up from 40% compared to the 2018 performance-based RSU awards). The awards remain subject to a maximum payout of 200% of target.  Stock options that vest 1/4 on each anniversary of the grant date were also awarded, and these provide value to the executives only to the extent that our share price appreciates.  These 2019 changes to our annual LTI equity award mix reflect the Committee’s decision to simplify our LTI program and more directly link earned incentives to the achievement of performance goals that reward our named executives for creating sustainable value creation in alignment with our stockholders’ long-term interests.  The decision to shift to a one-year performance period for 2019 was made in light of the Company’s current transformation, and related to this, the difficulty in setting accurate multi-year performance goals at this time.  The Committee also took into consideration the forfeiture of the 2017 and 2018 performance-based RSUs due to applicable goals not being satisfied.  As in the past, the Committee expects to review the performance period annually for future equity awards.

* Revenue metric to be adjusted to eliminate the impact of foreign currency and the impact of mergers and acquisitions.

** Adjusted Operating Income metric is our income (loss) from operations as reported under generally accepted accounting principles in the United States, excluding certain items, as well as adjusted to eliminate the impact of foreign currency and the impact of mergers and acquisitions.

This Chart below shows the 2019 total annual LTI equity award values granted to named executives other than Mr. Nuti who retired during 2018, and Mr. Fishman, who did not receive any 2019 award due to his announced retirement:

2019 Total Annual LTI Equity Award Values
Named Executives	Performance- Based RSU Award (65% of value)	Stock Option Award (35% of value)	Total Annual LTI Equity Award Value(1)
Michael Hayford	$6,500,000	$3,500,000	$10,000,000
Frank Martire	$2,925,000	$1,575,000	$4,500,000
Owen Sullivan	$3,900,000	$2,100,000	$6,000,000
Andre Fernandez	$2,600,000	$1,400,000	$4,000,000
Daniel Campbell	$1,300,000	$700,000	$2,000,000

(1) Represents the 2019 total target long-term incentive program dollar value approved by the Committee for our named executives.

Other Employee Benefits

Like our other full-time salaried U.S. employees, the named executives participate in a variety of 401(k) and health and welfare benefit programs designed to attract, retain and motivate our workforce and keep us competitive with other employers.  Our 401(k) plan encourages employees to save and prepare financially for retirement.  Health and welfare and paid time-off benefits help our workforce stay healthy, focused and productive.

Of our named executives, only Mr. Fishman had a benefit as of December 31, 2018 under our frozen, broad-based U.S. pension plans (the “U.S. Pension Plan”) that we closed over a decade ago. Mr. Fishman’s benefit is shown in and described in more detail with our Pension Benefits Table below.

The named executives are eligible for other limited benefits that the Committee considers reasonable and appropriate under our executive compensation philosophy.  These benefits, which do not represent a significant portion of our named executives’ compensation, are intended to attract and retain highly qualified talent, minimize distractions from critical Company business and ensure the safety and security of our key executives.  These benefits are shown in our Perquisites Table and reported as “All Other Compensation” in our Summary Compensation Table.  They include financial counseling, executive medical exams, relocation benefits, and with respect to Mr. Hayford, Mr. Martire, and Mr. Nuti, limited personal use of corporate aircraft.  The Committee prohibits all tax reimbursements (or tax gross-ups) with the exception of those provided in connection with relocations required by the Company, which are generally also provided to non-executive employees.

Change in Control and Post-Termination Benefits

Change in Control Severance Benefits

If the Company considers potential change in control transactions, we want to ensure that key executives are incentivized to remain with us during this process and evaluate the transactions in an objective and undistracted way in order to support stockholder value.  For these reasons, we have the Amended and Restated NCR Change in Control Severance Plan (the “Change in Control Severance Plan”) for our senior executive team.  Under this plan, we pay only “double-trigger” separation benefits, that is, benefits pay out only if both a change in control occurs and employment ends in a qualifying termination.  Our Change in

Control Severance Plan has two benefit levels that apply to our named executives.  Our current President and CEO, Executive Chairman, COO, and CFO’s cash severance benefit is 300% of base salary plus target bonus.  For other current named executives, the cash severance benefit is 200% of base salary plus target bonus.  There are no tax gross-ups under the plan for any currently employed named executives.

For more about double-trigger benefits, see the Potential Payments Upon Termination or Change in Control section below.

Severance Benefits

We provide our key executives reasonable severance benefits to ensure that we remain competitive with other employers, and to help us attract and retain top talent.  Our Executive Severance Plan provides certain severance benefits in the event employment ends in a qualifying termination not connected to a change in control.  For more about these severance benefits, see the Potential Payments Upon Termination or Change In Control section below.

Robust Stock Ownership Requirements

The Committee recognizes that executive stock ownership plays a critical role in aligning the interests of management with those of stockholders.  We also believe that our most senior executives should maintain a significant personal financial stake in NCR to promote a long-term perspective in managing our business.  For these reasons, we require that our named executives own NCR common stock worth a guideline multiple of base salary.  Shares that count toward the guideline include shares owned personally, restricted stock and RSUs, and stock acquired through our Employee Stock Purchase Plan.  Stock options do not count toward the guideline.  Newly hired or promoted executives have five years to reach their guideline.  The table below shows our current guidelines.

As of February 15, 2019, all of the Company’s currently employed named executives either met or are on track to meet the stock ownership guidelines.  Mr. Fishman, in his role as Senior Advisor, was not subject to stock ownership guidelines.

Stock Ownership Guideline as a Multiple of Base Salary
Named Executive	Guideline
Michael Hayford	6
Frank Martire	6
Owen Sullivan	5
Andre Fernandez	4
Daniel Campbell	3

Compensation Clawback Policy

We have a policy generally providing that short-term and long-term incentive awards to our executive officers are subject to clawback (forfeiture or repayment), as directed by the Committee, if:

•	the payment, grant or vesting of the award was based on achieving financial results that were the subject of a restatement of the Company’s financials within three years; and

•

the Committee determines in its sole discretion that the executive officer’s negligence, fraud or misconduct caused or contributed to the need for the restatement, and that forfeiture or repayment is in the best interests of the Company and our stockholders.

If it is determined that the above conditions are met, then to the full extent permitted by law and as directed by the Committee, the executive officer must also forfeit any outstanding equity awards and repay amounts received from time-based equity award vesting and gains from stock option exercises.

Hedging and Pledging Policy

We have a policy that prohibits our employees from trading in derivative securities related to Company stock or debt, including publicly traded options, short sales, puts, calls, strips or similar derivative securities.  This policy also generally prohibits pledging NCR securities as collateral for a loan.

Tax Considerations in Setting Compensation

Under Federal tax rules in effect for tax years beginning prior to January 1, 2018, compensation over $1 million annually for certain named executives could not be deducted unless paid under a performance-based plan satisfying applicable Code section 162(m) requirements (or otherwise meeting certain IRS requirements).  While we generally paid compensation intended to be deductible to the extent permitted by applicable tax laws, the Committee has not adopted a policy requiring all pay to be deductible, so as to preserve the ability to award non-deductible compensation if determined to be in the best interests of our stockholders.  Beginning in 2018, this performance-based compensation exception to the $1 million annual limit on deductions for covered employee compensation, including compensation payable to our named executives, has generally been eliminated (except with regard to certain grandfathered arrangements).  The Company understands that compensation payable to our named executives for 2018 and future years generally will not be fully deductible.  As has historically been the case, the Committee continues to have the ability to pay compensation to our named executives in appropriate circumstances, even if such compensation is not fully deductible.

Board and Compensation and Human Resource Committee Report on Executive Compensation

The Compensation and Human Resource Committee, comprised of independent directors, reviewed and discussed the above Compensation Discussion & Analysis with management.  Based on that review and those discussions, the Committee recommended to our Board of Directors that the Compensation Discussion & Analysis be included in these proxy materials.

The Compensation and Human Resource Committee

Linda Fayne Levinson (Chair)

Chinh E. Chu

Richard L. Clemmer

Executive Compensation Tables

Summary Compensation Table

Our Summary Compensation Table below shows the total compensation paid to or earned by each of our named executives with respect to the fiscal year ending December 31, 2018, and for those individuals who were then named executives, with respect to the fiscal years ending December 31, 2017 and 2016.

Summary Compensation Table ($)
Name and Principal Position (a)	Year (b)	Salary (c)	Bonus (d)(1)	Stock Awards (e)(2)	Option Awards (f)(3)	Non-Equity Incentive Plan Compensation (g)(4)	Change in Pension Value (h)(5)	All Other Compensation (i)(6)	Total (k)
Michael Hayford President & Chief Executive Officer
	2018	634,615	1,010,959	5,000,011	7,499,881	—	—	94,423	14,239,889

Frank Martire Executive Chairman
	2018	409,616	662,671	2,249,988	3,750,354	—	—	108,116	7,180,745

Owen Sullivan Chief Operating Officer
	2018	292,789	482,671	2,250,000	3,749,994	—	—	74,071	6,849,525

Andre Fernandez Executive Vice President & Chief Financial Officer
	2018	187,500	267,551	3,000,011	999,998	—	—	57,867	4,512,927

Daniel Campbell Executive Vice President, Global Sales
	2018	497,596	500,000	5,000,011	499,996	—	—	9,970	6,507,573

William Nuti Chairman Emeritus and Consultant; Former Chairman of the Board and Chief Executive Officer	2018	361,539	—	5,000,016	2,500,000	—	—	11,934,051	19,795,606
	2017	1,000,000	—	9,999,991	—	1,160,984	—	274,043	12,435,018
	2016	1,000,000	—	14,999,995	—	2,756,812	—	433,460	19,190,267

Robert Fishman Former Senior Advisor; Former Executive Vice President, Chief Financial Officer and Chief Accounting Officer	2018	625,000	—	1,333,318	666,665	215,714	(20,782)	26,645	2,846,560
	2017	625,000	—	1,499,998	—	321,962	41,940	26,645	2,515,545
	2016	611,539	—	4,499,995	—	928,314	21,666	26,645	6,088,159

(1) This column represents 2018 bonus commitments paid in early 2019 under negotiated new hire employment agreements, except that Mr. Campbell’s amount includes: (i) a negotiated new hire sign-on bonus of $150,000 that he must repay if he resigns during the year after his start date, and (ii) a discretionary bonus recommended by the CEO and approved by the Committee in the amount of $350,000 for his leadership on certain Company-wide strategic directives and the achievement of various individual management objectives.

(2) This column shows the aggregate grant date fair value, as determined in accordance with FASB ASC Topic 718, of stock awards granted to each named executive in the applicable year.  See Note 8 of the Notes to Consolidated Financial Statements contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018 for an explanation of the assumptions we make in the valuation of our equity awards.  Assuming achievement of the highest level of performance, the aggregate grant date fair values of the performance-based restricted stock units granted in 2018 are:  Campbell:  $5,500,024; Nuti: $7,500,024; Fishman:  $1,999,994.  Mr. Hayford, Mr. Martire, Mr. Sullivan, and Mr. Fernandez were hired in 2018, and did not receive performance-based restricted stock units.  For more about 2018 awards, see the Grants of Plan-Based Awards – 2018 Table.

(3) Represents the grant date fair value of the option awards granted in 2018.  See Note 8 of the Notes to the Consolidated Financial Statements contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018 for an explanation of the assumptions we make in valuing our option awards.

(4) Given the $0 payouts under our 2018 Annual Incentive Plan based on performance, the amounts shown for 2018 reflect only Mr. Fishman’s 2018 EPP amount payable in August 2019.  The 2018 negotiated new hire bonus commitments to Messrs.  Hayford, Martire, Sullivan, Fernandez and Campbell are shown in column (d).  The amounts reported for 2017 are comprised of amounts earned in prior years under the EPP that were paid in August 2018.  The amounts reported for 2016 are comprised of amounts earned under our 2016 Annual Incentive Plan, plus amounts for performance under the 2016 EPP that were paid in August 2017. The Committee terminated the EPP on February 27, 2019. Consequently, any remaining Bonus Bank balances of participants who were actively employed on the termination date, such as Mr. Fishman, are expected to be distributed in 2020 (following any normal course distributions due in 2019). Mr. Nuti’s EPP balances will be distributed in accordance with his retirement agreement. For more details, see the 2018 Long-Term Incentives section above.

(5) The aggregate change in actuarial values of the accumulated pension benefit under the Company’s qualified pension benefit plans only applies to Mr. Fishman.  For more about pension benefits, see the 2018 Pension Benefits Table.

(6) The amounts in this column consist of the aggregate incremental cost to the Company of the perquisites provided to the named executives, any insurance premiums paid by the Company with respect to life insurance for the benefit of the named executives, contributions made by the Company to the Savings Plan, our 401(k) plan, on behalf of the named executives and certain post-termination payments for certain former executives.  Additional details regarding these amounts are included in the All Other Compensation - 2018 Table and Perquisites - 2018 Table, both of which can be found below.  For Mr. Nuti, this column also includes: consulting payments of $100,000; and the amount of $3,518,132 due under the disability provisions of the EPP.  In addition, in connection with Mr. Nuti’s retirement agreement and in accordance with FASB ASC Topic 718, it was necessary to modify certain outstanding stock and awards held by Mr. Nuti as of his April 30, 2018 retirement date.  Thus, for Mr. Nuti, this column also includes the amount of $8,213,418 that reflects the additional incremental fair value of all outstanding stock awards and option awards modified as part of Mr. Nuti’s retirement agreement.  For more details, see the Agreements with Our Named Executives and Potential Payments Upon Termination or Change in Control sections below.

All Other Compensation Table

This Table shows the value of Company-paid perquisites and other personal benefits, insurance premiums, and Company matching contributions to the NCR Savings Plan, our 401(k) plan, on behalf of our named executives in 2018:

All Other Compensation – 2018 ($)
Named Executive	Perquisites and Other Personal Benefits(1)	Insurance Premiums(2)	Company Contributions to Retirement / 401(k) Plans(3)	Total
Michael Hayford	84,710	463	9,250	94,423
Frank Martire	98,598	268	9,250	108,116
Owen Sullivan	64,665	156	9,250	74,071
Andre Fernandez	48,505	112	9,250	57,867
Daniel Campbell	5,000	412	4,558	9,970
William Nuti	101,469	1,032	—	102,501
Robert Fishman	16,750	645	9,250	26,645

(1) This column shows the Company’s aggregate incremental cost for the perquisites and other personal benefits described in the Perquisites - 2018 Table below.

(2) This column shows the value of Company-paid premiums for life insurance for the benefit of our named executives.

(3) This column shows Company matching contributions to our 401(k) plan, which the Company also makes for our non-executive employee participants in that plan.  Because he separated from Company service before the last pay date of 2018, under the plan terms no such contributions were made for Mr. Nuti.

Perquisites Table

This Table shows the aggregate incremental cost to the Company for perquisites for our named executives in 2018.

Perquisites – 2018 ($)
Named Executive	Corporate Aircraft Usage(1)	Vehicle and Security(2)	Executive Medical Program(3)	Financial Planning Allowance(4)	Relocation(5)	Other(6)	Total
Michael Hayford	15,980	—	5,000	12,000	51,730	—	84,710
Frank Martire	34,883	—	10,000	12,000	41,715	—	98,598
Owen Sullivan	—	—	5,000	12,000	47,665	—	64,665
Andre Fernandez	—	—	5,000	6,000	37,505	—	48,505
Daniel Campbell	—	—	5,000	—	—	—	5,000
William Nuti	44,953	28,418	5,000	12,000	—	11,098	101,469
Robert Fishman	—	—	5,000	11,750	—	—	16,750

(1) This column shows the Company’s incremental cost for personal usage of the corporate aircraft.  We calculated this incremental cost by determining the variable operating cost to the Company, including items such as fuel, landing and terminal fees, crew travel expenses and operational maintenance.  Expenses determined to be less variable in nature, such as general administration, depreciation and pilot compensation, were not included in this incremental cost.  On occasion, family members and close associates traveled with or at the authorization of our CEO on corporate aircraft; the Company incurred de minimis incremental costs as a result of such travel, which costs are included in the Table.

(2) This column shows Company payments for the Company-provided car and driver that the Company required Mr. Nuti to use for security purposes.

(3) This column shows the Company-paid maximum amount available to named executives for medical diagnostic services under our Executive Medical Exam Program.  Though some executives may not use the maximum, for privacy reasons we choose to disclose the maximum benefit (rather than amount actually used).

(4) This column shows the Company-paid amounts for financial planning assistance under our Executive Financial Planning Program.

(5) This column shows relocation expenses related to our named executives.  Included in these relocation figures are the following tax gross-up amounts:  Mr. Hayford:  $23,235; Mr. Martire: $16,220; Mr. Sullivan:  $22,170; Mr. Fernandez: $15,320.

(6) This column represents expenses paid on Mr. Nuti’s behalf related to COBRA coverage from the date of his retirement as of April 30, 2018 through December 31, 2018 under the terms of his Medical Benefits Agreement with the Company.

Agreements with Our Named Executives

Our named executives have agreements with the Company that generally describe, among other things, their initial base salaries, bonus opportunities and equity awards, as well as benefit plan participation and applicable restrictive covenants.  These agreements generally are not updated to reflect later compensation changes.  Mr. Nuti has a retirement agreement as described below.

Agreement with Our President & Chief Executive Officer

Mr. Hayford:  Mr. Hayford’s April 27, 2018 employment agreement describes his initial base salary, incentive opportunities and awards, benefit plan participation and related items including noncompete and other restrictive covenants.  His 2018 new hire equity awards included options and time-based RSUs shown in the Outstanding Equity

Award at Fiscal Year-End 2018 Table below.  For 2018, NCR agreed that Mr. Hayford’s MIP payout would be at least target (prorated for 2018 service), and for each of 2019 and 2020 his annual LTI award would have an aggregate grant value of at least $10 million, with $2.5 million more in value for 2019 if our common stock were to trade at $40 per share or more for at least fifteen trading days during the period from May 1, 2018 through February 15, 2019.  The agreement also provides for

Mr. Hayford’s Executive Severance Plan participation with a separation benefit of one and one-half times (1.5x) base salary plus target bonus, and Change in Control Severance Plan participation with a Tier I separation benefit of three times (3x) base salary plus target bonus.  If his employment is terminated (other than for cause) or if he resigns for good reason, under the agreement Mr. Hayford’s unvested 2018 equity awards vest immediately, and his 2018 options remain exercisable for 1 year (or until earlier expiration).  “Cause” generally means grounds for cause under our Change in Control Severance Plan, felony conviction or material Code of Conduct violation.  “Good reason” generally means assignment of duties inconsistent with position, authority, duties or responsibilities or diminution in such items, relocation over 40 miles or material breach of employment agreement or 2018 equity agreements.

Agreement with Our Executive Chairman of the Board

Mr. Martire’s April 27, 2018 employment agreement describes his initial base salary, incentive opportunities and awards, benefit plan participation and related items including noncompete and other restrictive covenants.  His 2018 new hire equity awards included options and time-based RSUs shown in the Outstanding Equity Awards at Fiscal Year-End 2018 Table below.  For 2018, NCR agreed that Mr. Martire’s MIP payout would be at least target (prorated for 2018 service), and for each of 2019 and 2020 his annual LTI award would have an aggregate grant value of at least $4.5 million, with $1.5 million more in value for 2019 if our common stock were to trade at $40 per share or more for at least fifteen trading days during the period from May 1, 2018 through February 15, 2019.  The agreement also provides for Mr. Martire’s Executive Severance Plan participation with a separation benefit of one and one-half times (1.5x) base salary plus target bonus, and Change in Control Severance Plan participation with a Tier I separation benefit of three times (3x) base salary plus target bonus.  If his employment is terminated (other than for cause) or if he resigns for good reason, under the agreement Mr. Martire’s unvested 2018 equity awards vest immediately, and his 2018 options remain exercisable for 1 year (or until earlier expiration).  “Cause” and “good reason” generally have meanings similar to those noted for Mr. Hayford above.

Agreements with Other Current Executives

Mr. Sullivan:  Mr. Sullivan’s July 18, 2018 employment agreement describes his initial base salary as Chief Operating Officer, incentive opportunities and awards, benefit plan participation and related items including noncompete and other restrictive covenants.  His 2018 new hire equity awards included options and time-based RSUs as shown in the Outstanding Equity Awards at Fiscal Year-End 2018 Table below.  For 2018, NCR agreed that his MIP payout would be at least target (prorated for 2018 service), and for 2019 his annual LTI award would have an aggregate grant value of at least $4.5 million.  The agreement also provides for Mr. Sullivan’s Executive Severance Plan participation with a separation benefit of one and one-half times (1.5x) base salary plus target bonus, and Change in Control Severance Plan participation with a Tier I separation benefit of three times (3x) base salary plus target bonus.  If his employment is terminated (other than for cause) or if he resigns for good reason, under the Agreement Mr. Sullivan’s unvested 2018 equity awards vest immediately, and his 2018 option awards remain exercisable for 1 year (or until earlier expiration).  “Cause” and “good reason” generally have the same meanings noted for Mr. Hayford above.

Mr. Fernandez:  Mr. Fernandez’s August 27, 2018 employment agreement describes his initial base salary as EVP and Chief Financial Officer, incentive opportunities and awards, benefit plan participation and related items including noncompete and other restrictive covenants.  His 2018 new hire equity awards included options and time-based RSUs as shown in the Outstanding Equity Awards at Fiscal Year-End 2018 Table below.  For 2018, NCR agreed that his MIP payout would be at least target (prorated for 2018 service), including payment of the target Customer Success component of the MIP, and for 2019 his annual LTI award would have an aggregate grant value of at least $3 million.  The agreement also provides for Mr. Fernandez’s Executive Severance Plan participation with a separation benefit of one and one-half times (1.5x) base salary plus target bonus, and Change in Control Severance Plan participation with a Tier I separation benefit of three times (3x) base salary plus target bonus.  If Mr. Fernandez’s employment is terminated (other than for cause) or if he resigns for good reason (i) his unvested 2018 equity awards vest immediately, (ii) his 2018 options remain exercisable for 1 year (or until earlier expiration), (iii) if termination occurs during the period that begins six months after a grant or vesting date for a particular equity grant and that ends 364 days after that same grant or vesting date for a particular equity grant Mr. Fernandez will be entitled to full vesting of the equity tranche for that particular grant that would otherwise vest on the scheduled vesting date next following the date of termination, with any option tranche so vesting remaining exercisable until the earlier of the first anniversary of the employment termination or the option expiration date, (iv) if termination occurs after the end of a fiscal year, he will receive any unpaid bonus for that year based on Company performance, and (v) if termination occurs in the last half of the year, he will receive a prorated bonus for that year, based on his service and Company performance.  “Cause” and “good reason” generally have the same meanings noted for Mr. Hayford above.

Mr. Campbell:  Mr. Campbell’s employment agreement dated December 28, 2017 describes his initial base salary as EVP, NCR Global Sales, incentive opportunities and awards, benefit plan participation and related items including noncompete and other restrictive covenants.  His sign-on award was a March 1, 2018 award of Performance-Vesting RSUs shown in the Outstanding Equity Awards at Fiscal Year-End 2018 Table below. He also received a cash sign-on bonus of $150,000 (subject to repayment if he resigns during the first year employed).  For 2018, NCR agreed that his annual LTI award would have an aggregate grant value of at least $1.5 million.  The agreement also provides for Mr. Campbell’s Executive Severance Plan participation with a separation benefit of one times (1x) base salary plus target bonus, and Change in Control Severance Plan participation with a Tier II separation benefit of two times (2x) base salary plus target bonus.  If his employment is terminated (other than for cause) or if he resigns for good reason during his first two years of employment, under the agreement Mr. Campbell’s unvested 2018 new hire and 2018 annual equity awards vest immediately (with RSUs subject to performance conditions vesting at “target”).  “Cause” and “good reason” have meanings similar to those noted for Mr. Hayford above.

Agreements with Former Executives

The executives below no longer served as executive officers as of December 31, 2018.

Mr. Nuti:  Mr. Nuti’s 2005 employment agreement, as amended, described his initial base salary as our former President and Chief Executive Officer, incentive opportunities and awards, benefit plan participation and related items, including noncompete and other restrictive covenants.  The terms of the arrangement, as amended, were determined through negotiation and provided for various severance benefits if NCR terminated his employment (other than for cause) or if he resigned for good reason.  In 2015, in recognition of his leadership role in the Company’s transformation, the Committee approved a Medical Benefits Agreement for Mr. Nuti providing for continued participation in our active employee medical plan until age 65 (on the same basis as active employees), and thereafter in our post-65 retiree Medicare supplement plan providing for a fixed annual subsidy for qualified Medicare supplement or other qualified medical expenses through a retiree reimbursement account.  Mr. Nuti retired from employment and was appointed to the honorary position of Chairman Emeritus of our Board effective April 30, 2018.  He was retained on a part-time basis as a consultant for transition and continuing advisory services.  His retirement agreement including consultant terms are described under Potential Payments Upon Termination or Change in Control below.

Mr. Fishman:  Mr. Fishman’s March 17, 2010 employment agreement described his initial base salary as Senior Vice President and Chief Financial Officer, his incentive opportunities and awards, his benefit plan participation and related items, including noncompete and restrictive covenants.  The agreement also provided for Mr. Fishman’s Executive Severance Plan participation with a separation benefit of one times (1x) base salary plus target bonus, and Change in Control

Severance Plan participation with a Tier II separation benefit of two times (2x) base salary plus target bonus.  On July 24, 2018, Mr. Fishman announced his decision to retire from NCR.  As of August 29, 2018, he became our Senior Advisor, and ceased holding the positions of Executive Vice President, Chief Financial Officer and Chief Accounting Officer.  He continued to assist with transition and advisory services, until his retirement pursuant to a retirement agreement with the Company effective March 12, 2019. Mr. Fishman’s retirement agreement terms are described in the Potential Payments Upon Termination or Change in Control section below.

Grants of Plan-Based Awards Table

The Table below shows the Committee’s equity and non-equity incentive plan awards to our named executives in 2018.  Equity awards were made under our Stock Plan.  Non-equity awards were made under our Annual Incentive Plan (MIP and Customer Success Bonus, as applicable) and, for Mr. Fishman only, a payout under our EPP earned before 2018.  These plans and related awards are described in the Compensation Discussion & Analysis.

	Grants of Plan-Based Awards – 2018 ($)
			Estimated Future Payouts Under Non- Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Units	All Other Option Awards: Number of Securities Underlying Options	Exercise Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock Awards(3)
Named Executive	Award Type	Grant Date	Threshold	Target	Max	Threshold	Target	Max
Michael Hayford	Management Incentive Plan		1,010,959	1,010,959	2,021,918	—	—	—	—	—	—	—
	Stock Options	05/01/18								266,634	31.15	2,499,960
	Stock Options	05/01/18	—	—	—	—	—	—	—	533,268	31.15	4,999,921
	Time-Based RSU	05/01/18	—	—	—	—	—	—	160,514	—	—	5,000,011
Frank Martire	Management Incentive Plan		662,671	662,671	1,325,342	—	—	—	—	—	—	—
	Stock Options	06/01/18	—	—	—	—	—	—	—	165,396	30.13	1,500,141
	Stock Options	06/01/18	—	—	—	—	—	—	—	248,094	30.13	2,250,213
	Time-Based RSU	06/01/18	—	—	—	—	—	—	74,676	—	—	2,249,988
Owen Sullivan	Management Incentive Plan		450,493	450,493	900,986	—	—	—	—	—	—	—
	Customer Success		—	32,178	32,178	—	—	—	—	—	—	—
	Stock Options	08/01/18	—	—	—	—	—	—	—	178,784	27.19	1,499,997
	Stock Options	08/01/18	—	—	—	—	—	—	—	268,176	27.19	2,249,997
	Time-Based RSU	08/01/18	—	—	—	—	—	—	82,751	—	—	2,250,000
Andre Fernandez	Management Incentive Plan		246,147	246,147	492,294	—	—	—	—	—	—	—
	Customer Success		—	21,404	21,404	—	—	—	—	—	—	—
	Stock Options	09/01/18	—	—	—	—	—	—	—	114,155	28.41	999,998
	Time-Based RSU	09/01/18	—	—	—	—	—	—	105,597	—	—	3,000,011
Daniel Campbell	Management Incentive Plan		230,000	575,000	1,725,000	—	—	—	—	—	—	—
	Customer Success		—	57,500	57,500	—	—	—	—	—	—	—
	Stock Options	02/23/18	—	—	—	—	—	—	—	51,020	32.57	499,996
	Performance-Based RSU	02/23/18	—	—	—	6,141	15,352	30,704	—	—	—	500,015
	Performance-Vesting RSU	02/23/18	—	—	—	0	15,351	15,351	—	—	—	499,982
	Performance-Vesting RSU	03/01/18	—	—	—	0	90,992	90,992	—	—	—	3,000,006
	Performance-Vesting RSU(4)	05/01/18	—	—	—	0	32,103	32,103	—			1,000,008
William Nuti	Management Incentive Plan		202,462	506,154	1,518,462	—	—	—	—	—	—	—
	Customer Success		—	36,154	36,154	—	—	—	—			—
	Equity Award Modification											8,213,418
	Stock Options	02/23/18	—	—	—	—	—	—	—	255,102	32.57	2,500,000
	Performance-Based RSU	02/23/18	—	—	—	30,703	76,758	153,516	—			2,500,008
	Performance-Vesting RSU	02/23/18	—	—	—	0	76,758	76,758	—			2,500,008
Robert Fishman	Management Incentive Plan		250,000	625,000	1,875,000	—	—	—	—	—	—	—
	Customer Success		—	62,500	62,500	—	—	—	—	—	—	—
	Economic Profit Plan		—	215,714	—	—	—	—	—	—	—	—
	Stock Options	02/23/18	—	—	—	—	—	—	—	68,027	32.57	666,665
	Performance-Based RSU	02/23/18	—	—	—	8,188	20,469	40,938	—	—	—	666,675
	Performance-Vesting RSU	02/23/18	—	—	—	0	20,468	20,468	—	—	—	666,643

(1) This column shows potential award levels based on performance under our 2018 Annual Incentive Plan, which includes our MIP and Customer Success bonus (as applicable), plus previously earned amounts under our EPP for Mr. Fishman.  The Customer Success metric is “make or miss.”   No new EPP awards were made in 2018, and no additional amounts were credited to participant accounts (Bonus Banks) under the EPP in 2018.  However, a portion of EPP Bonus Banks earned and accumulated in prior years is paid out each year to the extent required by the EPP.  Because awards are determined under a formula and the Committee does not set a target amount under the EPP, in accordance with SEC guidelines the target amounts shown in the Table are the Bonus Bank amounts that are expected to be paid in 2019 for Mr. Fishman, subject to the Company’s satisfaction of the EPP Cash Flow test.  For more information about our EPP, including details relating to the Committee’s termination of the EPP on February 27, 2019 and final distribution of Bonus Bank balances, see the 2018 Long-Term Incentives section.  Mr. Nuti became ineligible to receive any bonus amount under the MIP and Customer Success component due to his retirement during 2018.

(2) This column shows the threshold, target and maximum shares that could be received for performance-based RSUs and performance-vesting RSUs awarded in 2018.

(3) This column shows the grant date fair value of equity awards, as determined in accordance with FASB ASC Topic 718.  The grant date fair values of performance-based and performance-vesting RSU awards are based on the probable outcome of applicable performance conditions as of the grant date.  The performance-based awards are subject to a three-year performance period and an additional time-based vesting condition; however, as described in the 2018 Long-Term Incentives section above, the 2018 fiscal year performance conditions for these performance-based RSUs were not satisfied, and thus 100% of such performance-based RSUs were forfeited.  The performance-vesting awards are earned only upon the achievement of a pre-determined performance condition, and once earned, vest 1/3 on each anniversary of the grant date, generally subject to the executive’s continued service with the Company through the applicable vesting dates.  For Mr. Nuti, this amount also includes the additional incremental cost under FASB ASC Topic 718 as a result of modification of his awards pursuant to the terms of his Retirement Agreement.

(4) Special recognition Ad hoc award subject to the same terms and conditions as the 2018 annual performance-vesting RSUs described above.

Outstanding Equity Awards at Fiscal Year-End 2018 Table

The following table sets forth information concerning all of the outstanding LTI awards held by each named executive as of December 31, 2018.  Mr. Nuti did not hold any LTI awards as of December 31, 2018.

Outstanding Equity Awards at Fiscal Year-End – 2018
		Option Awards			Restricted Stock Unit Awards
Named Executive	Grant Date	Number of Securities Underlying Unexercised Options Unexercisable(1) (#)	Option Exercise Price ($)	Option Expiration Date	Number of Stock Units That Have Not Vested (#)	Market Value of Stock Units That Have Not Vested ($)(2)	Equity Incentive Plan Awards: Number of Unearned Stock Units That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Stock Units That Have Not Vested ($)
Michael Hayford	05/01/2018	266,634	31.15	04/30/2025
	05/01/2018	533,268	31.15	04/30/2025
	05/01/2018(3)				160,514	3,704,663
Frank Martire	06/01/2018	165,396	30.13	05/31/2025
	06/01/2018	248,094	30.13	05/31/2025
	06/01/2018(3)				74,676	1,723,522
Owen Sullivan	08/01/2018	178,784	27.19	07/31/2025
	08/01/2018	268,176	27.19	07/31/2025
	08/01/2018(3)				82,751	1,909,893
Andre Fernandez	09/01/2018	114,155	28.41	08/31/2025
	09/01/2018(3)				105,597	2,437,179
Daniel Campbell	02/23/2018	51,020	32.57	02/22/2025
	02/23/2018(4)				0	0
	02/23/2018(5)				15,351	354,301
	03/01/2018(5)				90,992	2,100,095
	05/01/2018(5)				32,103	740,937
Robert Fishman	02/23/2018	68,027	32.57	02/22/2025
	02/23/2018(4)				0	0
	02/23/2018(5)				20,468	472,401
	02/27/2017(6)				5,088	117,431
	02/24/2016(3)				5,347	123,409
	02/24/2016(7)				71,311	1,645,858
	02/24/2016(8)				100,469	2,318,825
	02/24/2016(8)				100,469	2,318,825

(1) The unvested stock options will vest 1/4 on each anniversary of the grant date, generally subject to continued employment with the Company.

(2) The market value of outstanding restricted stock unit awards was calculated by multiplying the number of shares shown in the table by $23.08, which was the closing market price of NCR common stock on December 31, 2018, the last trading day of our fiscal year.

(3) Time-based RSU where 1/3 will vest on each anniversary of the grant date, generally subject to continued employment with the Company.

(4) Performance-based RSU award where the performance condition for fiscal year 2018 was not achieved, and 100% of the award has been forfeited.

(5) Performance-vesting RSU where the performance condition has been achieved.  The earned amount will vest pro rata, with one-third vesting on each anniversary of the grant date, generally subject to the named executive’s continued service with the Company through the applicable vesting dates.

(6) Performance-vesting RSU where the performance conditions have been satisfied. One-half will vest on each of the next two anniversaries of the grant date, generally subject to the named executive’s continued service with the Company.

(7) Performance-based RSU awards where the performance period has ended and the performance conditions have been satisfied.  The 2016 awards will vest 100% on August 24, 2019, generally subject to the named executive’s continued service with the Company through the applicable vesting dates.

(8) Price-contingent performance-based Vision 2020 Awards, where the performance period has ended and the performance conditions have been satisfied.  The performance criteria for both portions of the award have been met, and the two portions will vest in full on February 24, 2019, and February 24, 2020, respectively, generally subject to the executive’s continued employment with the Company through the applicable vesting dates.

2018 Option Exercises and Stock Vested Table

This table shows 2018 vesting of RSUs and options exercised by the named executives during 2018.  None of Messrs. Hayford, Martire, Sullivan, Fernandez or Campbell held any stock options that were exercised or RSUs that vested during 2018.

Option Exercises and Stock Vested – 2018
	Options		RSUs
Named Executive	Number of Shares Acquired on Exercise	Value Realized on Exercise(1)	Number of Shares Acquired on Vesting	Value Realized on Vesting(1)
William Nuti	63,552	$1,156,011	1,246,076	$38,453,824
Robert Fishman	—	—	42,548	$1,167,932

(1) Value realized for stock option exercises is the difference between the market price of the shares on the exercise date and the exercise price of the options and the value realized for restricted stock unit awards is the fair market value on the vesting date.

2018 Pension Benefits Table

The table below shows the present value of Mr. Fishman’s accrued benefit under the U.S. Pension Plan, as of December 31, 2018 as described below.  Because all other named executives joined the Company after the U.S. Pension Plan closed to new entrants, they are not eligible for benefits under the U.S. Pension Plan.

U.S. Pension Plan – Mr. Fishman Only

Our U.S. Pension Plan is a non-contributory, tax-qualified and broad-based pension plan that was frozen effective December 31, 2006.  When this Plan was frozen, participants retained the pension benefits they already had accrued.  However, no additional benefits were earned after the effective date of the freeze.  This plan pays a basic monthly pension benefit and a cash balance benefit.  The basic monthly benefit is a percentage of a participant’s average plan compensation, determined based on years of benefit service through December 31, 2006.  The cash balance benefit is 1.50% of pay per month through December 31, 2006.  The cash balance account is credited with interest until a participant commences payment of pension benefits.  Mr. Fishman is the only named executive who participates in this Plan.

As of December 31, 2018, Mr. Fishman was not eligible for payment of any benefits under this Plan. Payment of these benefits will commence in accordance with the plan terms in connection with Mr. Fishman’s retirement as provided under his retirement agreement with the Company effective March 12, 2019.

Pension Benefits – 2018
Named Executive	Plan Name	Number of Years Credited Service(1)	Present Value of Accumulated Benefit(2)
Robert Fishman	U.S. Pension Plan	13.6	$291,762

(1) Mr. Fishman’s credited service under the U.S. Pension Plan was frozen as of December 31, 2006.  As a result, his service thereunder is less than his 25 years of employment with the Company.

(2) For more on the assumptions used to quantify benefits under our U.S. Pension Plan, see Note 9 to the Consolidated Financial Statements in our Annual Report on Form 10-K for the year ended December 31, 2018.

Potential Payments Upon Termination or Change in Control

The compensation and benefits that would have been provided to our named executives (other than Mr. Nuti), in the event of various types of employment terminations on December 31, 2018, are described below and shown in the tables below.  The amounts payable to Mr. Nuti in connection with his separation from service are also described below.  For more on these items, see the Retirement Benefits, Change in Control Arrangements and Severance Benefits sections in our Compensation Discussion & Analysis and the Agreements with our Named Executives Section above.

Termination Connected with Change in Control

Change in Control Severance Plan

Our Amended and Restated NCR Change in Control Severance Plan (the “Change in Control Severance Plan”) provides separation benefits to our named executives only if both a Change in Control occurs and employment ends in a qualifying termination.  Amounts payable are based on executive “Tier” level, and payment is conditioned on the executive signing a restrictive covenant and release agreement with confidentiality and eighteen-month non-competition and non-solicitation provisions.  Under this plan, if the Company terminates the executive’s employment for reasons other than “cause”, death or disability, or if the executive resigns for “good reason” within two years after a Change in Control (or within six months before a Change in Control, if the executive can show that the termination occurred in connection with a Change in Control), then the Company or its successor must provide these benefits:

•

A lump sum equal to 300 percent of annual base salary and target bonus under the Annual Incentive Plan for Tier I (Mr. Hayford, Mr. Martire, Mr. Sullivan, and Mr. Fernandez), and 200 percent of annual base salary and target bonus under the Annual Incentive Plan for Tier II (Mr. Campbell);

•	A lump sum equal to a pro rata portion of the current year target bonus under the Annual Incentive Plan, based on the number of days in the year prior to the date of termination;

•

Three years of medical, dental and life insurance benefits for the executive and dependents at the level in effect at termination for Tier I (Mr. Hayford, Mr. Martire, Mr. Sullivan, and Mr. Fernandez), and two years of these benefits for Tier II (Mr. Campbell);

•	One year of outplacement assistance.

Mr. Nuti retired during 2018, and Mr. Fishman ceased serving as an executive officer during 2018. Accordingly, these named executives did not participate in the Change in Control Severance Plan as of December 31, 2018.

“Cause” generally means the willful and continued failure to perform assigned duties or the willful engaging in illegal or gross misconduct that materially injures the Company.

“Good reason” generally means: (i) reduction in duties or reporting requirements; (ii) reduction in base salary; (iii) failure to pay incentive compensation when due; (iv) reduction in target or maximum incentive opportunities; (v) failure to continue the equity award or other employee benefit programs; (vi) relocation of an executive’s office over forty miles; or (vii) successor’s failure to assume the Change in Control Severance Plan.

“Change in Control” generally means any of the following:  (i) third party acquisition of 30% or more of our stock; (ii) a change in our Board members such that the current incumbents and approved successors no longer make up a majority; (iii) a reorganization, merger, consolidation or sale or other disposition of substantially all of our assets in which any of the following is true – the stockholders of NCR immediately before the change in control do not hold at least 50% of the combined enterprise, there is a 30%-or-more stockholder of the combined enterprise (other than as a result of conversion of the stockholder’s pre-combination interest in the Company), or our Board members (immediately before the combination) do not make up a majority of the board of the combined enterprise; or (iv) stockholder approval of a complete liquidation.

Treatment of Equity

The general rules for equity treatment for outstanding awards granted through 2018 in the event of a Change in Control are described below.  Under employment agreements, certain named executives have varied terms for sign-on or other equity awards, as described in the Agreements With Our Named Executives section and our Grant of Plan-Based Awards - 2018 Table.

Stock Options and Time-Based RSUs.  Under our Stock Plan and award agreements, the timing of any accelerated vesting for unvested stock options and time-based RSUs awarded to our named executives depends upon whether the acquirer assumes the awards in the change in control.  If the acquirer does not assume the awards, they immediately vest and options become exercisable.  If the acquirer does assume the awards, they vest and become exercisable if the Company terminates the named executive’s employment within 24 months of the transaction for reasons other than cause or disability, or if the named executive is subject to our Change in Control Severance Plan or other applicable severance plan and resigns for good reason within that 24 months.  Such options generally remain exercisable until the earlier of the first anniversary of employment termination or the option expiration date.

Performance-Based RSUs.  Under our Stock Plan and award agreements, the timing for vesting of unvested performance-based RSUs depends upon whether the acquirer assumes the awards in the change in control.  If the acquirer does not assume the awards, they vest immediately, based on:

•	target performance, if less than one year of the performance period is complete; or

•	actual results, if at least one year of the performance period is complete.

If the acquirer does assume these awards, they vest at the end of the original vesting period based on:

•	target performance, if less than one year of the performance period is complete; and

•	actual results, if at least one year of the performance period is complete.

If the Company terminates the named executive’s employment within 24 months of the transaction for reasons other than cause or disability, or if the named executive is subject to our Change in Control Severance Plan or other applicable severance plan and resigns for good reason within that 24-month period, performance-based RSU awards will vest immediately based on:

•	target performance, if less than one year of the performance period is complete; or

•	actual results, if at least one year of the performance period is complete.

Performance-Vesting RSUs.  Under our Stock Plan and award agreements, the timing for vesting of unvested performance-vesting RSUs depends upon whether the acquirer assumes the awards in the change in control.  If the acquirer does not assume the awards, they vest immediately, based on target performance.  If the acquirer does assume these awards, they vest at the end of the original vesting period based on actual performance.  If the Company terminates the named executive’s employment within 24 months of the transaction for reasons other than cause or disability, or if the named executive is subject to our Change in Control Severance Plan or other applicable severance plan and resigns for good reason within that 24-month period, performance-based RSU awards will vest immediately based on target performance.

Vision 2020 LTI Awards.  As of December 31, 2018, Mr. Fishman was the only named executive who held unvested Vision 2020 awards.  Under our Stock Plan and award agreements, the timing for vesting of unvested Vision 2020 LTI Awards depends upon whether the acquirer assumes the awards in the change of control.

If the acquirer does not assume the awards, and the change in control price is less than the stock price target of the Vision 2020 LTI Awards, then the RSUs not previously vested will be forfeited.  If the change in control price is greater than or equal to the stock price target, then the RSUs not previously vested will vest immediately.

If the acquirer does assume the awards in the change in control, and the change in control price is less than the stock price target of the Vision 2020 LTI Awards, then the RSUs not previously vested will be forfeited.  If the change in control price is greater than or equal to the stock price target of the RSUs, then the RSUs not previously vested will remain eligible to continue to vest.

Treatment of Economic Profit Plan Bonus Bank

As of December 31, 2018, Mr. Nuti and Mr. Fishman were the only named executives with Bonus Bank balances under the EPP.  As of such date, upon a change in control, these named executives would have been credited with a Bonus Credit, if any, for any performance period (or portion thereof) during which they participated in the EPP, but for which a Bonus Credit has not yet been received through the date of the change in control.  These named executives generally would also have been paid, within 30 days after the change in control, a lump sum cash payment equal to their entire Bonus Banks without regard to the Cash Flow Test limitation described in the Economic Profit Plan Awards Before 2017 section above. On February 27, 2019, the Committee terminated the EPP. For details about final EPP Bonus Bank distributions following such termination, see the 2018 Long-Term Incentives section above.

Termination Not Connected With Change in Control

Severance Plan

Our named executives are eligible for our Executive Severance Plan.  Under this plan, if a named executive’s employment is terminated by the Company without cause (other than death or disability as defined in the plan), we provide the executive a lump sum equal to one and a half times (1.5x) base salary plus target bonus (as defined in the plan) for Mr. Hayford, Mr. Martire, Mr. Sullivan, and Mr. Fernandez, or one times (1x) base salary plus target bonus for Mr. Campbell and Mr. Fishman. Also, the named executives will receive up to eighteen months of “COBRA” medical, dental and vision coverage, and outplacement services under the Company’s outplacement program in effect on the termination date.  Under their employment agreements, in the event of a qualifying termination certain named executives receive additional payments or benefits described in the Agreements With Our Named Executives section.

Treatment of Equity

Under our Stock Plan, the treatment of outstanding equity awards granted through 2018 when employment ends differs based on the form of equity award, the grant agreement in use at a given time, and the reason for the termination, as summarized below.  Under employment agreements, certain named executives have varied terms for sign-on or other specific equity awards, as described in the Agreements With Our Named Executives section and our Grant of Plan-Based Awards - 2018 Table.

•

Performance-Based RSUs and Performance-Vesting RSUs.  Unless determined otherwise by the Committee, unvested performance-based RSUs and, unvested performance-vesting RSUs, vest pro rata at a specified date (depending upon year of grant) if employment ends because of death, disability, retirement or Company termination without cause.  The pro rata portion is determined based on the length of service during the applicable vesting period and in certain cases on our achievement of performance objectives.  All unvested performance-based RSUs and performance-vesting RSUs are forfeited if a named executive resigns or is terminated for cause.

•

Vision 2020 LTI Awards.  As of December 31, 2018, Mr. Fishman was the only named executive who held unvested Vision 2020 LTI awards.  In general, unvested Vision 2020 LTI Awards will vest pro rata if employment ends because of death, disability or company termination without cause, based upon the length of service during the applicable vesting period.  Any portion of the unvested RSUs that does not vest will be forfeited.  All unvested Vision 2020 LTI Awards are forfeited if a named executive resigns or is terminated for cause.

•

Time-Based Restricted Stock Units.  Unvested time-based RSUs held by our named executives generally vest pro rata if employment ends because of death, disability, retirement or Company termination without cause.  The pro rata portion is determined based on the length of service during the applicable vesting period.  All unvested time-based RSUs are immediately forfeited if a named executive resigns or is terminated for cause.

•

Stock Options. Unvested options generally vest pro rata and become exercisable if employment ends because of death, disability, retirement or Company termination without cause.  The pro rata portion is determined based on the length of service during the applicable vesting period.  Vested options may be exercised until the earlier of the first anniversary of the termination event, or the expiration date.  All unvested options are forfeited if a named executive resigns or is terminated for cause.

In addition, all unvested equity awards are forfeited and deemed canceled, and the fair market value of previously vested awards is subject to a repayment obligation, if during employment or the year after employment a named executive competes with the Company, induces or attempts to induce any of our employees to resign or solicits business from customers all as set forth more specifically in applicable equity award agreements.  Equity awards are also forfeited if a named executive fails to keep the terms of the award agreement confidential, or engages, as determined by the Committee, in misconduct in connection with employment.

Treatment of Economic Profit Plan Bonus Bank (Mr. Nuti and Mr. Fishman only)

Pursuant to the EPP terms in effect on December 31, 2018:

•	Resignation or Termination for Cause. A named executive’s resignation or termination for cause results in immediate forfeiture of the entire Bonus Bank.

•

Termination Without Cause, Resignation for Good Reason or Retirement.  In the event of a qualifying termination of employment without “cause” or for “good reason” or retirement, the named executive will be paid an amount equal to 67% of his or her grandfathered Bonus Bank balance accrued as of December 31, 2014, in four equal installments at six-month intervals after employment ends.

However, if the relevant Cash Flow Test is not met for the year immediately preceding the year in which any such termination occurs, the first installment payment will be delayed and will continue to be held in the named executive’s Bonus Bank, without interest, until the second installment payment is due, at which time the first and second installment payments will be paid.  In addition:  (i) if employment termination occurs before August 1 of a particular year, the amount otherwise payable on August 1 of the termination year is payable (but such payment will offset the grandfathered Bonus Bank dollar-for-dollar), and (ii) if it exceeds the amount payable from the grandfathered Bonus Bank (as offset), the executive will receive a prorated payment of the remaining Bonus Bank (based on days employed during the year), multiplied by 33%, payable on August 1 of the year following the termination year (subject to the Cash Flow Test described above).

•

Termination Due to Death or Disability.  Upon a termination by reason of death or disability, the named executive will be paid any grandfathered Bonus Bank Balance in four equal installments at six-month intervals after employment ends, and the remaining Bonus Bank Balance in a lump sum as soon as reasonably practicable following the end of the calendar quarter in which the named executive’s death or disability occurs, without regard to the Cash Flow Test limitation.

On February 27, 2019, the Committee terminated the EPP. For details about final EPP Bonus Bank distributions following such termination, see the 2018 Long-Term Incentives section above.

Former Executive Retirement Agreements

Mr. Nuti:  Mr. Nuti retired from employment and was appointed to the honorary position of Chairman Emeritus of our Board and began consultant services effective April 30, 2018.  His retirement agreement referenced his departure due to disability, confirmed application of restrictive covenants and included a general release.  In determining to approve Mr. Nuti’s retirement agreement, the Committee took into consideration the circumstances of Mr. Nuti’s departure, his past strong performance as NCR’s CEO for 13 years, a report prepared by the Committee’s independent compensation consultant on treatment of equity upon retirement at our peers and other public companies, NCR’s prior achievement of the applicable performance criteria pertaining to Mr. Nuti’s equity awards, and his efforts to support an effective transition in leadership for NCR’s stockholders, employees, and customers.  Under the retirement agreement, Mr. Nuti’s 2018 equity awards were forfeited upon his retirement and he received no additional severance.  Mr. Nuti’s retirement agreement also includes terms reflecting a Committee approved modification to his pre-2018 outstanding equity awards to provide for full continued vesting beyond the pro-rata disability vesting contemplated by the award agreements.  All applicable performance goals pertaining to each amended award had already been achieved as of December 31, 2017.  This modification resulted in a non-cash accounting charge of $8.2 million, pertaining to awards that were previously disclosed in the Summary Compensation Table in prior proxy statements (i.e., not new awards nor severance).  All other outstanding and/or unpaid amounts were settled upon termination in accordance with the prior award agreements and applicable benefit plan terms, including payout of his EPP Bonus Bank balance ($3,518,132) in installments over 2018-2020 in accordance with EPP disability terms, and exercise of previously vested equity awards (in accordance with their terms as provided for in the case of a disability termination).  EPP payouts will be made in accordance with Mr. Nuti’s retirement agreement notwithstanding the committee’s termination of the EPP on February 27, 2019.  The retirement agreement further affirmed Mr. Nuti’s rights to vested welfare and pension plan benefits, including previously agreed medical benefit coverage under a prior medical benefits agreement with Mr. Nuti.  The amount of $214,948 represents the estimated present value of the current accrued benefit, as provided under this Medical Benefits Agreement, of continued participation in certain of the Company’s medical benefit plans.  This estimated value is based on Company COBRA rates, assumed premiums and usage, assumed demographic adjustments and/or other relevant factors.  For more details about this medical benefit, see the Agreements with Our Named Executives section and Exhibit 10.5 to our Quarterly Report on Form 10-Q for the period ended March 31, 2015.  Mr. Nuti also agreed to provide consulting services to NCR on a limited basis for up to two years, with a $150,000 fee during the first year of his two-year consulting agreement, and a $100,000 fee during the second year.

Mr. Fishman: Mr. Fishman retired from employment pursuant to a retirement agreement with the Company effective March 12, 2019. In determining to approve Mr. Fishman’s retirement agreement, the

Committee took into consideration the circumstances of his departure, his past performance as NCR’s CFO for 9 years, NCR’s prior achievement of the applicable performance criteria pertaining to Mr. Fishman’s outstanding performance-based equity awards, and his efforts to support an effective transition in leadership for NCR’s stockholders, employees and customers. Mr. Fishman’s retirement agreement includes restrictive covenants and a general release, and provides for a lump sum cash severance payment in the gross amount of $2,312,500 (comprised of a $1,312,500 payment under our Executive Severance Plan and a discretionary severance payment of $1,000,000). With respect to Mr. Fishman’s outstanding unvested equity awards, these generally vest pro rata and become payable in accordance with the terms of the applicable plans and his equity agreements, except that the Committee approved a modification to the remaining 2/3 unvested portion of his previously granted 2018 performance-vesting restricted stock unit award to permit full vesting of such portion, the performance goals for which award had already been achieved as of February 8, 2019. Mr. Fishman’s retirement agreement also includes terms reflecting the Committee’s termination of the EPP effective February 27, 2019, as a result of which his EPP Bonus Bank of $653,679 as of that date (which was earned before 2018) became fully vested, and he will receive his regularly scheduled 2019 Bonus Bank distribution of $215,714 after September 1, 2019, followed by a final distribution of his then remaining Bonus Bank balance of $437,965 after February 28, 2020. In accordance with our Executive Severance Plan, Mr. Fishman’s retirement agreement provides for certain continued welfare benefits and outplacement services.

Potential Payments Upon Termination or Change in Control Table

This Table shows the estimated amounts each named executive would have received upon the occurrence of the events listed in the table as of December 31, 2018, except that the actual amounts for Mr. Nuti (who retired in early 2018) are described in the Former Executive Retirement Agreement section above.  Mr. Fishman became ineligible for benefits under our Change in Control Severance Plan when he became our Senior Advisor in August 2018 and served in that position on December 31, 2018. However; the table below details payments and benefits he would have received under the Executive Severance Plan and his equity award agreements had his employment been terminated on December 31, 2018. For information on the actual payments and benefits under Mr. Fishman’s retirement agreement with the Company effective March 12, 2019, see the Agreements With Former Executives section and the Former Executive Retirement Agreements section above.

Potential Payments Upon Termination or Change in Control ($)
Named Executive	Termination Upon Change in Control(1)	Involuntary Termination Without Cause(2)	Death or Disability	Retirement	Voluntary Resignation or Termination for Cause
Michael Hayford
Cash Severance	7,500,000	3,750,000	—	—	—
Pro rata Bonus(3)	1,010,959	—	1,010,959	—	—
Equity Awards(4),(5),(6)	3,704,663	3,704,663	828,140	—	—
Welfare Benefits	71,569	35,707	—	—	—
Outplacement	10,000	10,000	—	—	—
Total Benefits Payable upon Termination	12,297,191	7,500,370	1,839,099

Named Executive	Termination Upon Change in Control(1)	Involuntary Termination Without Cause(2)	Death or Disability	Retirement	Voluntary Resignation or Termination for Cause
Frank Martire
Cash Severance	5,625,000	2,812,500	—	—	—
Pro rata Bonus(3)	662,671	—	662,671	—	—
Equity Awards(4),(5),(6)	1,723,522	1,723,522	336,526	—	—
Welfare Benefits	155	—	—	—	—
Outplacement	10,000	10,000	—	—	—
Total Benefits Payable upon Termination	8,021,348	4,546,022	999,197	—	—

Named Executive	Termination Upon Change in Control(1)	Involuntary Termination Without Cause(2)	Death or Disability	Retirement	Voluntary Resignation or Termination for Cause
Owen Sullivan
Cash Severance	5,437,500	2,718,750	—	—	—
Pro rata Bonus(3)	482,671	—	482,671	—	—
Equity Awards(4),(5),(6)	1,909,893	1,909,893	266,619	—	—
Welfare Benefits	51,738	24,747	—	—	—
Outplacement	10,000	10,000	—	—	—
Total Benefits Payable upon Termination	7,891,802	4,663,390	749,290	—	—

Named Executive	Termination Upon Change in Control(1)	Involuntary Termination Without Cause(2)	Death or Disability	Retirement	Voluntary Resignation or Termination for Cause
Andre Fernandez
Cash Severance	4,218,750	2,109,375	—	—	—
Pro rata Bonus(3)	267,551	—	267,551	—	—
Equity Awards(4), (5), (6)	2,437,179	2,437,179	271,282	—	—
Welfare Benefits	73,349	35,707	—	—	—
Outplacement	10,000	10,000	—	—	—
Total Benefits Payable upon Termination	7,006,829	4,592,261	538,833	—	—

Named Executive	Termination Upon Change in Control(1)	Involuntary Termination Without Cause(2)	Death or Disability	Retirement	Voluntary Resignation or Termination for Cause
Daniel Campbell
Cash Severance	2,415,000	1,207,500	—	—	—
Pro rata Bonus(3)	632,500	—	—	—	—
Equity Awards(4), (5), (6)	3,195,333	2,366,577	852,822	—	—
Welfare Benefits	48,796	35,707	—	—	—
Outplacement	10,000	10,000	—	—	—
Total Benefits Payable upon Termination	6,301,629	3,619,784	852,822	—	—

Named Executive	Termination Upon Change in Control(1)	Involuntary Termination Without Cause(2)	Death or Disability	Retirement	Voluntary Resignation or Termination for Cause
Robert Fishman
Cash Severance	1,312,500	1,312,500	—	—	—
Pro rata Bonus(3)	—	—	—	—	—
Equity Awards(4), (5), (6)	6,996,749	4,280,117	4,280,117	—	—
Welfare Benefits	35,707	35,707	—	—	—
Economic Profit Plan(7)	653,679	360,242	653,679
Outplacement	10,000	10,000	—	—	—
Total Benefits Payable upon Termination(8)	9,008,635	5,998,566	4,933,796	—	—

(1) This column shows payments based on occurrence of a “double trigger” event occurring (a qualifying change in control and a qualifying termination), together with assumption of applicable equity awards in the change in control and vesting based on actual performance.  For annual performance-based RSU awards, this column reflects that performance was achieved at 148.2% for the 2016 awards, 0% for the 2017 awards, and 0% for the 2018 awards.  For Vision 2020 Awards, and the 2017 and 2018 performance-vesting RSU awards, performance is reflected at 100%.

(2) This column shows the amount the executive would receive upon a termination without cause or for good reason under the terms of our Executive Severance Plan and an applicable agreement with the Company.

(3) This row shows payments based on the MIP 2018 target bonus in the event of a Termination Upon Change in Control and actual 2018 bonus for other termination scenarios.  No actual bonus was earned or paid based on performance under the MIP for 2018.  For Messrs. Hayford, Martire, Sullivan, and Fernandez, this row shows prorated 2018 MIP target bonus (proration based on 2018 service) payable under their negotiated new hire employment agreements.

(4) Equity valuations reflect a closing price of NCR common stock on December 31, 2018 of $23.08.

(5) The payments in this row include only unvested awards for which payment would accelerate in connection with the applicable termination scenario.

(6) The payments in this row reflect accelerated vesting of any applicable performance-based RSU awards, based on actual performance.  Performance was achieved at 148.2% for 2016 awards, and 0% for the 2017 and 2018 performance-based RSU awards.  Performance was achieved at 100% for Vision 2020 Awards and 2017 and 2018 performance-vesting RSU awards.

(7) For payout of the Bonus Bank, this row shows 100% payout in the event of death or disability and Termination Upon Change in Control, and upon involuntary termination without cause a 33% payment of his outstanding Bonus Bank balance in August 2019 plus a payout of 33% of the amount remaining based on service through 12/31/18. On February 27, 2019, the Committee terminated the EPP. For details about final EPP Bonus Bank distributions following such termination, see the 2018 Long-Term Incentives section above.

(8) Amounts shown in the Termination Upon Change in Control column presume an involuntary termination without cause, with cash severance, welfare benefits and outplacement provided under the Executive Severance Plan.

Equity Compensation Plan Information Table

This Table shows details about awards outstanding and shares available for issuance as of December 31, 2018 under our Management Stock Plan that was in effect through April 25, 2006, our NCR Corporation 2011 Amended and Restated Stock Incentive Plan that was in effect through April 24, 2013 (“2011 Stock Incentive Plan”), our NCR Corporation 2013 Stock Incentive Plan that was in effect through April 30, 2017 (“2013 Stock Plan”), and our NCR Corporation 2017 Stock Incentive Plan which is our most recently adopted equity compensation plan (referred to below as our “2017 Stock Plan”):

Equity Compensation Plan Information – 2018
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted average exercise price of outstanding options, warrants and rights(1)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities shown in column a)
Equity compensation plans approved by stockholders:	(a)		(b)	(c)
Management Stock Plan(2)	28,415	(3)	—	—
2011 Stock Plan(4)	275,889	(5)	$15.22	—
2013 Stock Plan(6)	2,824,854	(7)	—	—
2017 Stock Plan(8)	6,424,398	(9)	$30.22	12,886,347
Equity compensation plans not approved by stockholders	—		—	—
Total	9,553,556		$29.08	12,886,347

(1) The weighted average exercise price does not take into account outstanding time-based, performance-based and performance-vesting restricted stock unit awards.

(2) We adopted the NCR Management Stock Plan with stockholder approval effective January 1, 1997.  We terminated the NCR Management Stock Plan as of April 26, 2006, upon stockholder approval of the 2006 Stock Incentive Plan, which we subsequently amended and restated as the 2011 Stock Incentive Plan.  However, termination of the NCR Management Stock Plan did not affect awards previously granted and outstanding under its terms.

(3) Outstanding awards consist of 28,415 restricted stock unit awards.

(4) We adopted the 2006 Stock Incentive Plan with stockholder approval effective April 26, 2006.  On April 27, 2011, we amended and restated the 2006 Stock Plan as the 2011 Stock Plan.  We froze the 2011 Stock Plan effective April 24, 2013, when stockholders approved our 2013 Stock Plan.  Previously granted 2011 Stock Plan Awards remain outstanding under their terms.

(5) Outstanding awards consist of 197,034 nonqualified stock options and 78,855 restricted stock unit awards.

(6) Stockholders approved our 2013 Stock Plan on April 24, 2013.  We froze the 2013 Stock Plan on May 1, 2017, when our 2017 Stock Plan became effective.  Previously granted 2013 Stock Plan awards remain outstanding under their terms.

(7) Outstanding awards consist of 2,824,854 restricted stock unit awards including performance-vesting restricted stock unit awards payable at 100%, and additional shares that would be issued if outstanding performance-based restricted stock unit awards earned the maximum payout possible under their terms.

(8) Stockholders approved our 2017 Stock Plan on April 26, 2017, and it became effective on May 1, 2017.

(9) Outstanding awards consist of 2,408,596 nonqualified stock options, and 3,282,407 restricted stock unit awards including restricted stock unit awards payable at 100%, and an additional 733,395 shares that would be issued if outstanding performance-based restricted stock unit awards earned the maximum payout possible under their terms.

CEO Pay Ratio Disclosure

Rules adopted under the Dodd-Frank Wall Street Reform and Consumer Protection Act require us to disclose the ratio of our CEO’s annual total compensation to the annual total compensation of the “median compensated” employee of all our employees other than the CEO (the “Median Compensated Employee”).  The 2018 annual total compensation of the Median Compensated Employee was $61,705.  Mr. Hayford’s (our President and CEO as of April 30, 2018) annualized 2018 annual total compensation was $14,605,382.  The ratio of these amounts was 1:237.

This pay ratio is a reasonable estimate calculated in a manner consistent with SEC rules based on our payroll records and the methodology described below.  Because SEC rules for identifying the Median Compensated Employee and calculating the pay ratio based on his or her annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions and to make reasonable estimates and assumptions that reflect their compensation practices, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies may have different employment and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios.

As permitted under SEC rules, given that there have been no changes in our employee population or employee compensation arrangements that we reasonably believe would result in a significant change to our pay ratio disclosure we have used the same Median Compensated Employee that we identified last year in calculating our 2018 CEO pay ratio.  To identify this Median Compensated Employee last year, we used Target Total Cash, which includes base salary or base wages, target cash bonus incentives and other cash-based incentive allowances, such as housing, automobile, meal and other types of allowances, as reported in our payroll data, to determine our Median Compensated Employee as of October 2, 2017.  For hourly employees, we calculated base wages based on a reasonable estimate of hours worked during 2017 and the relevant employee’s hourly wage rate as in effect on October 2, 2017.  For salaried employees, we calculated base salary using the relevant employee’s annual salary level as in effect on October 2, 2017.  We annualized Target Total Cash for all permanent employees who did not work for all of 2017.

As of October 2, 2017, NCR employed approximately 9,443 US employees and 20,419 non-US employees.  In determining the Median Compensated Employee, we prepared a listing of approximately 9,442 of our US-based employees and approximately 19,011 of our non-US based employees who were employed as of October 2, 2017.  This listing excluded our then-current CEO and approximately 34 employees from Bosnia & Herzegovina, 1 employee from Brunei, 13 employees from the Dominican Republic, 140 employees from Egypt, 30 employees from Ghana, 1 employee from Luxembourg, 121 employees from Nigeria, 92 employees from Pakistan, and 976 employees from the Philippines.  The excluded non-US employees, in the aggregate, represented less than 5% of our total employee population.  In determining that there had been no changes to our employee population that were reasonably likely to result in a significant change to our pay ratio disclosure for 2018, we considered that this October 2, 2017 employee population also excludes approximately 433 employees that we acquired in connection with 2018 acquisitions.  We identified the Median Compensated Employee from the list, who was an employee from Chile.  Because the median employee we initially identified had anomalous compensation characteristics, we substituted the identified Median Compensated Employee with a US employee with substantially similar compensation, based on the compensation measure used to select the Median Compensated Employee and determined this individual’s 2018 compensation in accordance with the requirements of Regulation S-K, Item 402(c)(2)(x).

Related Person Transactions

Under its charter, the CODG is responsible for the review of all related person transactions.  In January 2007 the Board formalized in writing a Related Person Transactions Policy that provides that each related person transaction must be considered for approval or ratification (i) by the CODG, or (ii) by all of the disinterested members of the Board, if the CODG so determines.

The policy requires each director and executive officer of the Company to use reasonable efforts to report to the Company’s General Counsel any transaction that could constitute a related person transaction prior to undertaking the transaction.  The General Counsel must advise the Chairman of the CODG of any related person transaction of which the General Counsel becomes aware, whether as a result of reporting or otherwise.  The CODG then considers each such related person transaction, unless the Committee determines that the approval or ratification of such transaction should be considered by all of the disinterested members of the Board, in which case such disinterested members of the Board will consider the transaction.  Except as set forth below, the Company will not enter into a related person transaction that is not approved in advance unless the effectiveness of the transaction is expressly subject to ratification by the CODG or the disinterested members of the Board, as applicable.

If the Company enters into a transaction that it subsequently determines is a related person transaction or a transaction that was not a related person transaction at the time it was entered into but thereafter became a related person transaction, then, in either case, the related person transaction shall be presented to the CODG or the disinterested members of the Board, as applicable, for ratification.  If such related person transaction is not ratified, then the Company shall take all reasonable actions to attempt to terminate the Company’s participation in that transaction.

Under the policy, a related person transaction generally means any transaction involving or potentially involving an amount in excess of $120,000 in which the Company or any of its subsidiaries is a participant and in which any of its directors or director nominees, executive officers or 5% stockholders, or any immediate family members of any of the foregoing, or any entity controlled by any of the foregoing or in which any of the foregoing has a 10% or greater ownership interest, has or will have a direct or indirect material interest.

In considering whether to approve or ratify a related person transaction or relationship, the CODG or the disinterested members of the Board, as applicable, considers all relevant factors, including:

•	the size of the transaction and the amount payable to a related person or any other benefit received by a related person;

•	the nature of the interest of the related person in the transaction;

•	whether the transaction may involve a conflict of interest; and

•

whether the transaction involves the provision of goods or services to the Company that are available from unaffiliated third parties and, if so, whether the transaction is on terms and made under circumstances that are at least as favorable to the Company as would be available in comparable transactions with or involving unaffiliated third parties.

Transactions and relationships that are required to be disclosed under applicable securities laws and regulations are disclosed in the Company’s proxy statement.  Since the beginning of the Company’s 2018 fiscal year, the CODG has identified the following related person transactions requiring such disclosure:

In December 2015, the Company issued 820,000 shares of Series A Convertible Preferred Stock to entities affiliated with The Blackstone Group L.P. (collectively, “Blackstone”) for an aggregate purchase price of $820 million, or $1,000 per share, pursuant to the Investment Agreement.

Holders of Series A Convertible Preferred Stock are entitled to a cumulative dividend at the rate of 5.5% per annum, payable quarterly in arrears.  If the Company does not declare and pay that dividend, the dividend rate will increase by 2.5% to 8.0% per annum until all accrued but unpaid dividends have been paid in full.  Dividends are paid in-kind, through the issuance of additional shares of Series A Convertible Preferred Stock, for the first sixteen dividend payment dates, after which dividends are payable in cash or in-kind (or a combination of both) at the option of the Company.

Blackstone was granted certain customary registration rights with respect to the Series A Convertible Preferred Stock and the common stock issuable upon conversion thereof under the terms of a registration rights agreement between Blackstone and the Company.  Pursuant to these rights, on March 29, 2016, the Company filed a Registration Statement on Form S-3 with the Securities and Exchange Commission to register for resale an aggregate of (i) 1,021,314 shares of Series A Convertible Preferred Stock, consisting of the 820,000 shares of Series A Convertible Preferred Stock issued to Blackstone in December 2015, and 201,314 shares of Series A Convertible Preferred Stock to be issued as dividends paid in-kind on such shares over a four-year period beginning in December 2015;  and (ii) 34,043,460 shares of the Company’s common stock, which represents the total number of shares of common stock issuable upon conversion of all such shares of Series A Convertible Preferred Stock.  Under the registration statement, Blackstone may offer and sell shares of Series A Convertible Preferred Stock or shares of common stock in public or private transactions, or both.  These sales may occur at fixed prices, at market prices prevailing at the time of sale, at prices related to prevailing market prices, or at negotiated prices.

Under the original terms of the Investment Agreement, Blackstone agreed not to sell or otherwise transfer its shares of Series A Convertible Preferred Stock (or any shares of common stock issued upon conversion thereof) without the Company’s consent until June 4, 2017.  In March 2017, the Company agreed to provide Blackstone with an early partial release from this lock-up, allowing Blackstone to sell approximately 49% of its shares of Series A Convertible Preferred Stock, which in the aggregate represented approximately 14,400,000 shares of common stock on an as-converted basis.  In return, Blackstone agreed to amend the Investment Agreement to extend the lock-up on the remaining 51% of its shares of Series A Convertible Preferred Stock for six months until December 1, 2017.

In connection with the early release of the lock-up, Blackstone offered for sale 342,000 shares of Series A Convertible Preferred Stock in an underwritten offering conducted pursuant to the registration rights described above.  In addition, the Company entered into a stock repurchase agreement whereby Blackstone agreed to convert 90,000 shares of Series A Convertible Preferred Stock into approximately 3,000,000 shares of the Company’s common stock and to sell such shares to the Company for $48.47 per share.  The underwritten offering and the stock repurchase were consummated on March 17, 2017.  In accordance with the registration rights agreement, the Company paid certain expenses incurred by Blackstone in connection with the underwritten offering.

Following the sales described above, Blackstone retained its right to designate two nominees for election as a director on the Company’s board of directors.

As of the Record Date, taking into account dividends paid in-kind and the transactions described above, Blackstone held 491,666 shares of Series A Preferred Stock, which shares represented approximately 11.1% of the Company’s common stock on an as-converted basis.

Except as set forth above, since the beginning of the Company’s 2018 fiscal year, the CODG has not identified any related person transactions requiring disclosure.

Fees Paid to Independent Registered Public Accounting Firm

The following table presents the approximate fees for professional audit services rendered by the Company’s independent registered public accounting firm, PricewaterhouseCoopers LLP, for the audit of the Company’s financial statements for the fiscal years ended December 31, 2018 and December 31, 2017, as well as the approximate worldwide fees billed for other services rendered by PricewaterhouseCoopers in such years:

Service	2018	2017
Audit Fees(1)	$5,570,300	$6,162,400
Audit-Related Fees(2)	$962,300	$$503,000
Subtotal	$6,532,600	$6,665,400
Tax Fees(3)	$1,029,000	$233,000
All Other Fees(4)	$8,800	$482,800
Subtotal	$1,037,800	$715,800
Total Fees	$7,570,400	$7,381,200

(1) Includes fees required for the review and examination of NCR’s consolidated financial statements, the audit of internal controls over financial reporting, quarterly reviews of interim financial statements, statutory audit and consultations by management as to the accounting or disclosure treatment of transactions or events and the actual or potential impact of final or proposed rules, standards or interpretations by regulatory and standard-setting bodies.  This also includes attestation services and review services associated with the Company’s filings with the SEC.

(2) Includes fees related to financial audits of employee benefit plans and services related to due diligence and technical accounting assistance.

(3) Generally includes tax compliance, tax advice, tax planning and expatriate services.  In 2018 and 2017, respectively, fees for tax services include:

(a) $384,000 and $167,000 for tax compliance including the preparation, review and filing of tax returns; and

(b) $645,000 and $66,000 for tax audit consultation and assistance.

(4) Includes fees for all other work performed by PricewaterhouseCoopers that does not meet the above category descriptions.  In 2018, of these fees 83% related to licenses to research and benchmarking applications and 17% related to inventory certification assistance.  In 2017, of these fees, approximately 92% related to advisory services associated with integrated business planning related to assessment of the Company’s supply chain operations, and 8% related to licenses to research and benchmarking applications.  These items were evaluated by the Audit Committee to be permissible services and determined not to impact the independence and objectivity of the independent registered public accounting firm.

The charter of the Audit Committee requires that all auditing and non-auditing services to be provided to the Company by its independent accountants be pre-approved by the Audit Committee.  The Audit Committee has adopted policies and procedures regarding its pre-approval of these services (the “Pre-Approval Policy”).  The Pre-Approval Policy is designed to assure that the provision of such services does not impair the independence of the Company’s independent registered public accounting firm and includes the following principles and restrictions, among others:

•

In no case should NCR or its consolidated subsidiaries retain the Company’s independent registered public accounting firm or its affiliates to provide management consulting services or any non-audit services that are not permitted under applicable laws and regulations, including, without limitation, the Sarbanes-Oxley Act of 2002 and the SEC’s related rules and regulations.

•

Unless a type of service to be provided by the independent registered public accounting firm has received general pre-approval, it will require specific pre-approval by the Audit Committee.  Any other non-audit services and tax consulting services will require specific pre-approval by the Audit Committee and a determination that such services would not impair the independence of the Company’s independent registered public accounting firm.  Specific pre-approval by the Audit Committee will also be required for any material changes or additions to the pre-approved services.

•

The Audit Committee recommends that the ratio of total fees for tax and all other non-audit services to total fees for audit and audit-related services procured by the Company in a fiscal year be less than 1 to 1.

•

The Audit Committee will not permit the exclusive retention of NCR’s independent registered public accounting firm in connection with a transaction initially recommended by the independent auditors if the purpose may be tax avoidance and the proposed tax treatment is not supported in applicable tax law.

•

Pre-approval fee levels for all services to be provided by the independent registered public accounting firm will be established annually by the Audit Committee and updated on a quarterly basis by the Audit Committee at its regularly scheduled meetings.  Any proposed services significantly exceeding these levels will require separate pre-approval by the Audit Committee.

•

The Corporate Controller will report to the Audit Committee on a quarterly basis regarding the status of all pre-approved audit, audit-related, tax and all other non-audit services provided by the Company’s independent registered public accounting firm or its affiliates to NCR or its consolidated subsidiaries.

•

Back-up documentation will be provided to the Audit Committee by management and/or the independent registered public accounting firm when requesting pre-approval of services by the Company’s independent registered public accounting firm.  At the request of the Audit Committee, additional detailed documentation regarding the specific services will be provided.

•

Requests or applications to provide services that require separate approval by the Audit Committee will be submitted to the Audit Committee by the Chief Financial Officer or Corporate Controller, with the support of the independent registered public accounting firm, and must include a joint statement as to whether, in the view of management and the independent registered public accounting firm, the request or application is consistent with the SEC’s rules on auditor independence.

At the beginning of each fiscal year, management and the Company’s independent registered public accounting firm propose to the Audit Committee the audit and non-audit services to be provided by the firm during that year.  The Audit Committee reviews and pre-approves the proposed services taking into account, among other things, the principles and restrictions set forth in the Pre-Approval Policy.  Under the Pre-Approval Policy, the Audit Committee has delegated to its Chair limited authority to grant pre-approvals for audit, audit-related, tax and other non-audit services in the event that immediate approval of a service is needed, and the Chair can further delegate such authority to another Audit Committee member.  The Chair (or his or her delegate) must report any pre-approval decisions to the Audit Committee at its next scheduled meeting for its review and approval.  The Audit Committee may not delegate to management its responsibilities to pre-approve services performed by the independent registered public accounting firm.

The audit, non-audit, tax and all other non-audit services provided by PricewaterhouseCoopers to the Company, and the fees charged for such services, are actively monitored by the Audit Committee as set forth in the Pre-Approval Policy on a quarterly basis to maintain the appropriate level of objectivity and independence in the firm’s audit work for NCR.  Part of the Audit Committee’s ongoing monitoring includes a review of any de minimis exceptions as provided in the applicable SEC rules for non-audit services that were not pre-approved by the Audit Committee.  In 2018 and 2017, of those total amounts reported above, all activities were pre-approved by the Audit Committee prior to commencement, and therefore no de minimis activity was reported.

Board Audit Committee Report

The Audit Committee consists of five directors, each of whom is independent as determined by the Board of Directors based on independence standards set forth in the Board’s Corporate Governance Guidelines, which meet, and in some cases exceed, the listing standards of the New York Stock Exchange (“NYSE”) and the applicable rules of the U.S. Securities and Exchange Commission (“SEC”).  In accordance with NYSE rules, all members are “financially literate.”  In addition, four of its members are “audit committee financial experts” as defined under applicable SEC rules.  A brief description of the responsibilities of the Audit Committee is set forth above under the caption Committees of the Board.  The Audit Committee acts under a charter adopted by the Board of Directors, which is periodically reviewed and revised as appropriate.  The Audit Committee charter is available on the Company’s website at https://www.ncr.com/company/corporate-governance/board-of-directors-committee-membership-and-charters.

In general, NCR’s management is responsible for the preparation, presentation and integrity of the Company’s financial statements, accounting and financial reporting principles, internal controls, and procedures designed to ensure compliance with accounting standards, applicable laws, and regulations.  PricewaterhouseCoopers LLP (“PricewaterhouseCoopers”), NCR’s independent registered public accounting firm, is responsible for performing an independent audit of the Company’s consolidated financial statements and expressing an opinion on the conformity of those financial statements with generally accepted accounting principles, as well as an independent audit of the Company’s internal controls over financial reporting.

In the course of fulfilling its oversight responsibilities, the Audit Committee has reviewed and discussed with NCR’s management the Company’s audited financial statements for fiscal year 2018, as well as its quarterly public earnings releases and its quarterly reports on Form 10-Q, and, together with the Board, has reviewed and discussed the Company’s Annual Report on Form 10-K and this proxy statement.  In addition, the Audit Committee discussed with PricewaterhouseCoopers, the Company’s independent registered public accounting firm, the matters required to be discussed by the Public Company Accounting Oversight Board’s (“PCAOB”) Auditing Standard No. 16 (as codified, AS 1301).  The Audit Committee also has received the written disclosures and the letter from PricewaterhouseCoopers required by applicable requirements of the PCAOB’s Rule 3526 and has discussed with PricewaterhouseCoopers its independence, and the Audit Committee concurred, based on those disclosures and discussions as well as its own review and consideration, that PricewaterhouseCoopers is independent.  In connection with its discussions concerning the independence of its independent registered public accounting firm, the Audit Committee adopted its annual policy requiring that the Audit Committee pre-approve all audit and non-audit services provided by the Company’s independent registered public accounting firm or its affiliates to NCR or its consolidated subsidiaries.  The Audit Committee also reviewed its procedures for processing and addressing complaints regarding accounting, internal controls, or auditing matters, and the confidential, anonymous submission by Company employees of concerns regarding questionable accounting or auditing matters.  Finally, the Audit Committee has reviewed NCR’s critical accounting policies and alternative policies with NCR’s management and the Company’s independent registered public accounting firm to determine that both are in agreement that the policies currently being used are appropriate.

The Audit Committee met in executive session at its regular meetings periodically throughout the year with both PricewaterhouseCoopers and the internal auditors.  It also met privately on occasion with the Chief Financial Officer, who has unrestricted access to the Audit Committee.

Based on the reviews and the discussions referred to above, the Audit Committee recommended to the Board that the Company’s audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018 for filing with the SEC.

Dated: February 27, 2019	The Audit Committee: Kurt P. Kuehn, Chair Gregory R. Blank Robert P. DeRodes Deborah A. Farrington Matthew A. Thompson

Proposal 3 – Ratify the Appointment of Independent Registered Public Accounting Firm for 2019

FOR	The Board of Directors recommends that you vote FOR the proposal to ratify the appointment of PricewaterhouseCoopers as our Independent Registered Public Accounting Firm for 2019.

Proposal Details

The Audit Committee has appointed PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019 and the Board has approved this selection.  Although stockholder ratification of the appointment of the Company’s independent registered public accounting firm is not required, the Board is asking that you ratify this appointment as a matter of good corporate governance.

PricewaterhouseCoopers has been the Company’s independent registered public accounting firm since 1993 and is a leader in providing audit services to companies in the high-technology industry.  The Board believes that PricewaterhouseCoopers is well qualified to serve as NCR’s independent registered public accounting firm due to its experience, global presence with offices or affiliates in or near most locations where NCR does business and quality audit work in serving the Company.  PricewaterhouseCoopers rotates its audit partners assigned to audit NCR at least once every five years and the Audit Committee has placed restrictions on the Company’s ability to hire any employees or former employees of PricewaterhouseCoopers or its affiliates.  Based on its “Pre-Approval Policy” as defined on page 80 of this proxy statement and applicable SEC rules and guidance, the Audit Committee considered whether the provision during 2018 of the tax and other non-audit services described above under the caption “Fees Paid to Independent Registered Public Accounting Firm” was compatible with maintaining the independence of PricewaterhouseCoopers and concluded that it was.

PricewaterhouseCoopers representatives will be present at the virtual Annual Meeting where they will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

How Does the Board Recommend that I Vote on this Proposal?

Board Recommendation

The Board of Directors and the Audit Committee recommend that you vote FOR this proposal.  Proxies received by the Board will be voted FOR this proposal unless they specify otherwise.  If the stockholders do not ratify the appointment of PricewaterhouseCoopers, the Audit Committee will reconsider the appointment, but may elect to maintain it.

Vote Required for Approval

The resolution will be approved if it receives the affirmative vote of a majority of the votes cast on the proposal.  Abstentions and broker “non-votes”, if any, will not be counted as votes cast and will have no effect on the approval of the resolution.  As brokers generally have discretionary authority to vote on this proposal if they do not receive voting instructions, we do not expect any broker non-votes.  The vote is not binding on the Board and Audit Committee but the Board and Audit Committee will review and consider the voting results when evaluating selection of the Company’s independent registered public accounting firm in the future.

 Proposal 4 –Directors’ proposal to amend and restate
 the charter of the Company to eliminate the
 supermajority provisions contemplated by the
 Maryland General Corporation Law and the
 Company’s charter and make certain conforming
changes to the charter

FOR

The Board of Directors recommends that you vote FOR the proposal to amend and restate the charter of the Company to eliminate the supermajority provisions contemplated by the Maryland General Corporation Law and the Company’s charter and make certain conforming changes to the charter.

Proposal Details

NCR submits this proposal to amend and restate the charter of NCR (the “Charter”) to (i) eliminate the supermajority voting provisions contemplated thereby for certain matters and require the affirmative vote of a majority of all the votes entitled to be cast to approve such matters, and (ii) make certain changes to the Charter to conform the language more closely to the Maryland General Corporation Law (the “MGCL”).  As background, under the MGCL, a Maryland corporation generally is not permitted to dissolve, amend its charter, merge or consolidate with another entity, convert into another form of entity, sell all or substantially all of its assets or engage in a statutory share exchange (commonly referred to as “extraordinary transactions”), unless approved by the affirmative vote of stockholders holding at least two-thirds of all the votes entitled to be cast on the matter.  However, a Maryland corporation may provide in its charter for approval of these extraordinary transactions by a lesser percentage, but not less than a majority, of all the votes entitled to be cast on the matter.  In addition, a corporation may require that other matters, such as the removal or election of directors, or bylaw amendments, may only be undertaken upon a supermajority vote of stockholders.

At present, the vote of eighty percent of the voting power of all shares of NCR entitled to vote generally in the election of directors then outstanding, voting together as a single class, is required with respect to ARTICLE VII, Section 7.1(c) (director removal); ARTICLE VII, Section 7.1(d) (director replacement after removal); ARTICLE VIII, Section 8.2 (amendments to certain provisions of the Bylaws of NCR (the “Bylaws”)) and ARTICLE IX, Section 9.1 (amendments to certain provisions of the Charter) of the Charter.

While a supermajority vote requirement protects against amendments to key provisions of a charter or bylaws, the removal and subsequent replacement of a director, or the entering into of extraordinary transactions without broad stockholder support, the Board of Directors of NCR (the “Board”) has determined, following its deliberation and consideration regarding the rationale for such provisions in light of current corporate governance standards and practices and as permitted by Maryland law, that requiring only a majority of all the votes entitled to be cast on the matter to amend all provisions of the Charter and to approve the extraordinary transactions noted above is advisable and in the best interests of NCR.  Similarly, after deliberation and consideration, the Board has determined, also as permitted by Maryland law, that requiring only a majority of all the votes entitled to be cast on the matter to amend all provisions of the Bylaws, to remove a director, and to replace a director after removal, is advisable and in the best interests of NCR.

NCR is also submitting this proposal to amend ARTICLE VI, Section 6.2 of the Charter to provide that, notwithstanding any provision of law requiring any action to be taken or approved by the affirmative vote of stockholders entitled to cast a greater number of votes, and except as may otherwise be specifically provided elsewhere in the Charter or the Bylaws, any such action shall be effective and valid if declared advisable by the Board and taken or approved by the affirmative vote of stockholders entitled to cast a majority of all the votes entitled to be cast on the matter.  The requirement that the Board first declare the action advisable contained in the prior sentence is required by the MGCL for approval of charter amendments and the other extraordinary transactions noted above.

Accordingly, the Board has unanimously declared such amendments advisable and in the best interest of NCR and has directed that these amendments be submitted to the stockholders of NCR for their consideration.

NCR received a stockholder proposal on this issue, which proposed replacing the supermajority provisions in the Charter and the Bylaws with a voting standard requiring only a majority of the votes cast (or the closest standard thereto permitted by law).  As noted above, Maryland law does not permit a corporation to engage in an extraordinary transaction or remove a director without first obtaining the affirmative vote of stockholders entitled to cast not less than a majority of all the votes entitled to be cast on the matter.  Further, consistent with the practice of a majority of the public corporations incorporated in the State of Maryland that provide stockholders with the concurrent power to amend their bylaws, the amendment provides that stockholders entitled to cast not less than a majority of all the votes entitled to be cast on the matter may amend the Bylaws.

The full text of the amendments to the Charter is set forth in the Articles of Amendment and Restatement attached hereto as Exhibit A to this proxy statement.

In accordance with the Bylaws, the Board has approved, subject to the approval of this proposal by the stockholders of NCR, amendments to the Bylaws to permit all amendments to the Bylaws by stockholders to be made by a majority of all the votes entitled to be cast on the matter, rather than requiring eighty percent of the votes entitled to be cast.  For all other matters on which stockholders vote and unless otherwise required by law, the Charter or the Bylaws, the Bylaws currently provide for a default voting standard of a majority of the votes cast.  We believe this proposal strikes the proper balance of protecting against the actions of a few large stockholders while recognizing that broad supermajority provisions are no longer viewed by many parties as consistent with current best practices for corporate governance at U.S. public companies.

How Does the Board Recommend that I Vote on this Proposal?

Board Recommendation

The Board of Directors recommends that you vote FOR this proposal.  Proxies received by the Board will be voted FOR this proposal unless they specify otherwise.

Vote Required for Approval

Pursuant to the Charter, the amendments to the Charter contemplated by the Articles of Amendment and Restatement (other than the amendment to Section 6.2) must be approved by the affirmative vote of holders entitled to cast not less than eighty percent of the voting power of all shares of outstanding stock of NCR entitled to vote generally in the election of directors (currently, the common stock and the Series A

Convertible Preferred Stock voting on an as-converted basis, together as a single class).  The amendment to Section 6.2 requires the affirmative vote of a majority of the voting power of all shares of outstanding stock of NCR entitled to vote thereon.  Abstentions and broker non-votes will have the effect of votes against the proposed amendments.

If this proposal is approved by the affirmative vote of holders representing eighty percent or more of the voting power of all shares of outstanding stock of NCR entitled to vote generally in the election of directors, the Company will cause to be filed with the State Department of Assessments and Taxation of Maryland the Articles of Amendment and Restatement attached as Exhibit A to this proxy statement.  If this proposal is approved by the affirmative vote of a majority of the voting power of shares of outstanding stock of NCR entitled to vote thereon, but less than the affirmative vote of holders representing eighty percent of the voting power of all shares of outstanding stock of NCR entitled to vote generally in the election of directors, the Company will cause to be filed with the State Department of Assessments and Taxation of Maryland Articles of Amendment and Restatement including the amendment to Section 6.2 of the Charter included in the Articles of Amendment and Restatement attached as Exhibit A to this proxy statement, but such filed Articles of Amendment and Restatement will not include the amendments relating to the elimination of the supermajority voting provisions in this proposal or the changes to the Charter to conform the language more closely to the MGCL.

Other Matters

The Board of Directors does not know of any matters that will be brought before the Annual Meeting other than those listed in the notice of meeting.  If any other matters are properly introduced at the Annual Meeting for consideration, including consideration of a motion to adjourn the Annual Meeting to another time or place, the individuals named on the enclosed form of proxy will have authority to vote on such matters in their discretion.

Additional Information

Cost of Proxy Solicitation

We will pay the expenses of soliciting proxies in connection with the Annual Meeting.  Proxies may be solicited on our behalf through the mail, in person or by telephone, electronic or facsimile transmission.  We have hired Innisfree M&A Incorporated to assist in the solicitation of proxies at an estimated cost of $35,000 plus reimbursement of reasonable out-of-pocket expenses.  In accordance with SEC and NYSE rules, NCR also will reimburse brokerage houses and other custodians, nominees and fiduciaries for their expenses of sending proxies and proxy materials to the beneficial owners of NCR common stock and Series A Convertible Preferred Stock.

Procedures for Nominations Using Proxy Access

Stockholders interested in submitting nominations to the Board of Directors to be included in the Company’s 2020 proxy materials pursuant to the proxy access provisions in Article I, Section 9 of the Company’s current bylaws must follow the procedures found in the Company’s bylaws.  Nominations (containing the information specified in the bylaws regarding the stockholders and the proposed nominee) must be received by NCR’s Corporate Secretary no earlier than October 17, 2019, nor later than 5:00 p.m. Eastern Time on November 16, 2019.

Procedures for Stockholder Proposals and Nominations for 2020 Annual Meeting Pursuant to SEC Rule 14a-8

Stockholders interested in presenting a proposal pursuant to SEC Rule 14a-8 for possible inclusion in the proxy materials for NCR’s 2020 Annual Meeting of Stockholders must follow the procedures found in SEC Rule 14a-8 and the Company’s bylaws.  To be eligible for possible inclusion in the Company’s 2020 proxy materials, all qualified proposals must be received by NCR’s Corporate Secretary no later than 5:00 p.m. Eastern Time on November 16, 2019.

Procedures for Stockholder Proposals and Nominations for 2020 Annual Meeting Outside of SEC Rule 14a-8

Under the Company’s current bylaws, nominations for election of directors and proposals for other business to be considered by the stockholders at an annual meeting outside of SEC Rule 14a-8 may be made only:  (i) pursuant to the Company’s notice of meeting; (ii) by or at the direction of the Board; or (iii) by any stockholder of the Company who was a stockholder of record both at the time of giving of notice as provided for in our bylaws and at the time of the annual meeting, who is entitled to vote at the meeting in the election of each individual so nominated or on any such other business and who has provided the information required by our Bylaws and delivered notice to the Company no earlier than 150 days (October 17, 2019) nor later than 5:00 p.m., Eastern Time, 120 days (November 16, 2019) before the first anniversary of the date of the proxy statement for the preceding year’s annual meeting.

A copy of the full text of the Company’s current bylaws may be obtained upon written request to the Corporate Secretary at the address provided on page 27 of this proxy statement and online at http://www.ncr.com/company/corporate-governance.

Supplementary Non-GAAP Information

While NCR reports its results in accordance with Generally Accepted Accounting Principles in the United States, or GAAP, in this proxy statement NCR also uses certain non-GAAP measures which are described below.

Free Cash Flow.  NCR defines free cash flow as net cash provided by/used in operating activities and cash flow provided by/used in discontinued operations less capital expenditures for property, plant and equipment, additions to capitalized software, discretionary pension contributions and pension settlements.  NCR’s management uses free cash flow to assess the financial performance of the Company and believes it is useful for investors because it relates the operating cash flow of the Company to the capital that is spent to continue and improve business operations.  In particular, free cash flow indicates the amount of cash generated after capital expenditures which can be used for, among other things, investment in the Company’s existing businesses, strategic acquisitions, strengthening the Company’s balance sheet, repurchase of Company stock and repayment of the Company’s debt obligations.  Free cash flow does not represent the residual cash flow available for discretionary expenditures as there may be other nondiscretionary expenditures that are not deducted from the measure.  Free cash flow does not have a uniform definition under GAAP and, therefore, NCR’s definitions may differ from other companies’ definitions of these measures.  Free cash flow is reconciled to its most directly comparable GAAP measure in NCR’s Annual Report on Form 10-K on page 37.

Non-GAAP (or Adjusted) Operating Income.  NCR’s Non-GAAP (or Adjusted) Operating Income is determined by excluding pension mark-to-market adjustments, pension settlements, pension curtailments and pension special termination benefits and other special items, including amortization of acquisition-related intangibles, from NCR’s GAAP income from operations.  Due to the non-operational nature of these pension and other special items, NCR’s management uses Non-GAAP Operating Income to evaluate year-over-year operating performance.  NCR also uses Non-GAAP Operating Income to manage and determine the effectiveness of its business managers and as a basis for incentive compensation.  NCR believes this measure is useful for investors because it provides a more complete understanding of NCR’s underlying operating performance, as well as consistency and comparability with NCR’s past reports of financial results.  Non-GAAP Operating Income is reconciled to its most directly comparable GAAP measure in NCR’s Annual Report on Form 10-K on page 103.

Non-GAAP Diluted Earnings Per Share (EPS).  NCR’s Non-GAAP Diluted EPS is determined by excluding pension mark-to-market adjustments, pension settlements, pension curtailments and pension special termination benefits and other special items, including amortization of acquisition related intangibles, from NCR’s GAAP earnings per share.  Due to the non-operational nature of these pension and other special items, NCR’s management uses this non-GAAP measure to evaluate year-over-year operating performance.  NCR also uses

Non-GAAP Diluted EPS to manage and determine the effectiveness of its business managers and as a basis for incentive compensation.  NCR believes this measure is useful for investors because it provides a more complete understanding of NCR’s underlying operational performance, as well as consistency and comparability with NCR’s past reports of financial results.  NCR’s Non-GAAP EPS is reconciled to its most directly comparable GAAP measure below.

2018
Diluted Earnings Per Share (GAAP)(1)	$(0.72)
Transformation/Restructuring Costs	1.21
Acquisition-related amortization of intangibles	0.45
Acquisition-related costs	0.03
Goodwill & long-lived asset impairments	1.16
Pension mark-to-market adjustments	(0.29)
Impact of U.S. tax reform	0.30
Diluted Earnings Per Share (non-GAAP)(1)	$2.62

(1) Non-GAAP diluted EPS is determined using the conversion of the Series A Convertible Preferred Stock into common stock in the calculation of weighted average diluted shares outstanding.  GAAP EPS is determined using the most dilutive measure, either including the impact of dividends or deemed dividends on the Company’s Series A Convertible Preferred Stock in the calculation of net income or loss available to common stockholders or including the impact of the conversion of the Series A Convertible Preferred Stock into common stock in the calculation of the weighted average diluted shares outstanding.  Therefore, GAAP diluted EPS and non-GAAP diluted EPS may not mathematically reconcile.

NCR management’s definitions and calculations of these non-GAAP measures may differ from similarly-titled measures reported by other companies and cannot, therefore, be compared with similarly-titled measures of other companies.  These non-GAAP measures should not be considered as substitutes for, or superior to, results determined in accordance with GAAP.

The above notice and proxy statement are sent by order of the Board of Directors.

James M. Bedore

Executive Vice President, General Counsel and Secretary

Dated:  March 15, 2019

Exhibit A to 2019 Proxy Statement

ARTICLES OF AMENDMENT AND RESTATEMENT

OF

NCR CORPORATION

FIRST:  NCR Corporation, a Maryland corporation (the “Corporation”), desires to amend and restate its charter as currently in effect and as hereinafter amended.

SECOND:  The following provisions and Exhibit A are all of the provisions of the Charter currently in effect and as hereinafter amended:

ARTICLE I

Name

Section 1.1.    The name of the Corporation (the “Corporation”) is:  NCR Corporation.

ARTICLE II

Principal Office, Registered Office and Agent

Section 2.1.    The address of the Corporation’s principal office in the State of Maryland is 20370 Seneca Meadows Parkway, Germantown, Maryland 20876.  The resident agent of the Corporation in the State of Maryland is CSC-Lawyers Incorporating Service Company.  The address of the resident agent is 7 St. Paul Street, Suite 820, Baltimore, Maryland 21202.  Such resident agent is a Maryland corporation.

ARTICLE III

Purposes

Section 3.1.    The purpose of the Corporation is to engage in any lawful act, activity or business for which corporations may be organized under the General Laws of the State of Maryland as now or hereafter in force.  The Corporation shall have all the general powers granted by law to Maryland corporations and all other powers not inconsistent with law which are appropriate to promote and attain its purpose.

ARTICLE IV

Capital Stock

Section 4.1.    The Corporation shall be authorized to issue 600,000,000 shares of capital stock, of which 500,000,000 shares shall be classified as “Common Stock”, $.01 par value per share (“Common Stock”) (having an aggregate par value of $5,000,000.00), and 100,000,000 shares shall be classified as “Preferred Stock”, $.01 par value per share (“Preferred Stock”) (having an aggregate par value of $1,000,000.00), including those shares of Preferred Stock described in Exhibit A attached hereto.  The aggregate par value of all authorized shares is $6,000,000.00.  The Board of Directors may classify and reclassify any unissued shares of capital stock by setting or changing in any one or more respects the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of such shares of stock.

Section 4.2.    The Common Stock shall be subject to the express terms of the Preferred Stock and any series thereof.  The holders of shares of Common Stock shall be entitled to one vote for each such share upon all proposals presented to the stockholders on which the holders of Common Stock are entitled to vote, except for proposals on which only the holders of another specified class or series of capital stock are entitled to vote.  Subject to the provisions of law and any preference rights with respect to the payment of dividends attaching to the Preferred Stock or any series thereof, the holders of Common Stock shall be entitled to receive, as and when declared by the Board of Directors, dividends and other distributions authorized by the Board of Directors in accordance with Maryland General Corporation Law, as in effect from time to time (the “MGCL”) and to all other rights of a stockholder pursuant thereto.  Except as otherwise provided by law or in the Charter of the Corporation (including in any Articles Supplementary (as defined below)) (the “Charter”), the Common Stock shall have the exclusive right to vote for the election of directors and for all other purposes, and holders of Preferred Stock shall not be entitled to receive notice of any meeting of stockholders at which they are not entitled to vote.  In the event of a liquidation, dissolution or winding up of the Corporation or other distribution of the Corporation’s assets among stockholders for the purpose of winding up the Corporation’s affairs, whether voluntary or involuntary, after payment or provision for payment of the debts and other liabilities of the Corporation and subject to the rights, privileges, conditions and restrictions attaching to the Preferred Stock or any series thereof, the Common Stock shall entitle the holders thereof, together with the holders of any other class of stock hereafter classified or reclassified not having a preference on distributions in the liquidation, dissolution or winding up of the Corporation or other distribution of the Corporation’s assets among stockholders for the purpose of winding up the Corporation’s affairs, whether voluntary or involuntary, to share ratably in the remaining net assets of the Corporation.

Section 4.3.    The Preferred Stock may be issued from time to time in one or more series as authorized by the Board of Directors.  The Board of Directors shall have the power from time to time to the maximum extent permitted by the MGCL to classify or reclassify, in one or more series, any unissued shares of Preferred Stock, and to reclassify any unissued shares of any series of Preferred Stock, in any such case, by setting or changing the number of shares constituting such series and the designation, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption of the stock.  In any such event, the Corporation shall file for record with the State Department of Assessments and Taxation of Maryland (or other appropriate entity) articles supplementary in form and substance prescribed by the MGCL (each, an “Articles Supplementary”).  Subject to the express terms of any series of Preferred Stock outstanding at the time, the Board of Directors may increase or decrease the number or alter the designation or classify or reclassify any unissued shares of a particular series of Preferred Stock by fixing or altering in one or more respects, from time to time before issuing the shares, any terms, rights, restrictions and qualifications of the shares, including any preference, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of the shares of the series.

Section 4.4.    Subject to the foregoing, the power of the Board of Directors to classify and reclassify any of the shares of capital stock shall include, without limitation, subject to the provisions of the Charter, authority to classify or reclassify any unissued shares of such stock into a class or classes of preferred stock, preference stock, special stock or other stock, and to divide and classify shares of any class into one or more series of such class, by determining, fixing or altering one or more of the following:

(a)    the designation of such class or series, which may be by distinguishing number, letter or title:

(b)    the number of shares of such class or series, which number the Board of Directors may thereafter (except where otherwise provided in the Articles Supplementary) increase or decrease (but not below the number of shares thereof then outstanding) and any shares of any class or series which have been redeemed, purchased, otherwise acquired or converted into shares of Common Stock or any other class or series shall become part of the authorized capital stock and be subject to classification and reclassification as provided in this Section;

(c)    whether dividends, if any, shall be cumulative or noncumulative, and, in the case of shares of any class or series having cumulative dividend rights, the date or dates or method of determining the date or dates from which dividends on the shares of such class or series shall be cumulative;

(d)    the rate of any dividends (or method of determining such dividends) payable to the holders of the shares of such class or series, any conditions upon which such dividends shall be paid and the date or dates or the method for determining the date or dates upon which such dividends shall be payable, and whether any such dividends shall rank senior or junior to or on a parity with the dividends payable on any other class or series of stock;

(e)    the price or prices (or method of determining such price or prices) at which, the form of payment of such price or prices (which may be cash, property or rights, including securities of the same or another corporation or other entity) for which, the period or periods within which and the terms and conditions upon which the shares of such class or series may be redeemed, in whole or in part, at the option of the Corporation or at the option of the holder or holders thereof or upon the happening of a specified event or events, if any;

(f)    the obligation, if any, of the Corporation to purchase or redeem shares of such class or series pursuant to a sinking fund or otherwise and the price or prices at which, the form of payment of such price or prices (which may be cash, property or rights, including securities of the same or another corporation or other entity) for which, the period or periods within which and the terms and conditions upon which the shares of such class or series shall be redeemed or purchased, in whole or in part, pursuant to such obligation;

(g)    the rights of the holders of shares of such class or series upon the liquidation, dissolution or winding up of the affairs of, or upon any distribution of the assets of, the Corporation, which rights may vary depending upon whether such liquidation, dissolution or winding up is voluntary or involuntary and, if voluntary, may vary at different dates, and whether such rights shall rank senior or junior to or on a parity with such rights of any other class or series of stock;

(h)    provisions, if any, for the conversion or exchange of the shares of such class or series, at any time or times at the option of the holder or holders thereof or at the option of the Corporation or upon the happening of a specified event or events, into shares of any other class or classes or any other series of the same or any other class or classes of stock, or any other security, of the Corporation, or any other corporation or other entity, and the price or prices or rate or rates of conversion or exchange and any adjustments applicable thereto, and all other terms and conditions upon which such conversion or exchange may be made;

(i)    restrictions on the issuance of shares of the same series or of any other class or series, if any;

(j)    the voting rights, if any, of the holders of shares of such class or series in addition to any voting rights required by law;

(k)    whether or not there shall be any limitations applicable, while shares of such class or series are outstanding, upon the payment of dividends or making of distributions on, or the acquisition of, or the use of moneys for purchase or redemption of, any stock of the Corporation, or upon any other action of the Corporation, including action under this Section, and, if so, the terms and conditions thereof; and

(l)    any other preferences, rights, restrictions, including restrictions on transferability, and qualifications of shares of such class or series, not inconsistent with law and the Charter.

Section 4.5.    For the purposes hereof and of any Articles Supplementary to the Charter providing for the classification or reclassification of any shares of capital stock or of any other charter document of the Corporation (unless otherwise provided in any such article or document), any class or series of stock of the Corporation shall be deemed to rank:

(a)    prior to another class or series either as to dividends or upon liquidation, if the holders of such class or series shall be entitled to the receipt of dividends or of amounts distributable on liquidation, dissolution or winding up, as the case may be, in preference or priority to holders of such other class or series;

(b)    on a parity with another class or series either as to dividends or upon liquidation, whether or not the dividend rates, dividend payment dates or redemption or liquidation price per share thereof be different from those of such others, if the holders of such class or series of stock shall be entitled to receipt of dividends or amounts distributable upon liquidation, dissolution or winding up, as the case may be, in proportion to their respective dividend rates or redemption or liquidation prices, without preference or priority over the holders of such other class or series; and

(c)    junior to another class or series either as to dividends or upon liquidation, if the rights of the holders of such class or series shall be subject or subordinate to the rights of the holders of such other class or series in respect of the receipt of dividends or the amounts distributable upon liquidation, dissolution or winding up, as the case may be.

Section 4.6.    (a) In determining whether a distribution (other than upon voluntary or involuntary liquidation), by dividend, redemption or other acquisition of shares or otherwise, is permitted under the MGCL, no effect shall be given to amounts that would be needed, if the Corporation were to be dissolved at the time of the distribution, to satisfy the preferential rights upon dissolution of stockholders whose preferential rights upon dissolution are junior to those receiving the distribution.

(b)    The Corporation shall be entitled to treat the person in whose name any share of its stock is registered as the owner thereof for all purposes and shall not be bound to recognize any equitable or other claim to, or interest in, such share on the part of any other person, whether or not the Corporation shall have notice thereof, except as expressly provided by applicable law.

(c)    Except as may be set forth in any Articles Supplementary, the Board of Directors is hereby expressly authorized pursuant to Section 2-309(b)(5) of the MGCL (or any successor similar or comparable provision) to declare or pay a dividend payable in shares of one class of the Corporation’s stock to the holders of shares of such class of the Corporation’s stock or to the holders of shares of any other class of stock of the Corporation.

ARTICLE V

Stockholder Action

Section 5.1.    Except as may be provided in any Articles Supplementary, any corporate action upon which a vote of stockholder is required or permitted may be taken without a meeting or vote of stockholders only with the unanimous written consent of stockholders entitled to vote thereon.

Section 5.2.    Except as otherwise required by the MGCL or as provided elsewhere in the Charter or in the Bylaws, special meetings of stockholders of the Corporation for any purpose or purposes may be called only by the Board of Directors or by the President of the Corporation.  No business other than that stated in the notice of the special meeting shall be transacted at such special meeting.  Each of the Board of Directors, the President and Secretary of the Corporation shall have the maximum power and authority permitted by the MGCL with respect to the establishment of the date of any special meeting of stockholders, the establishment of the record date for stockholders entitled to vote thereat, the imposition of conditions on the conduct of any special meeting of stockholders and all other matters relating to the call, conduct, adjournment or postponement of any special meeting, regardless of whether the meeting was convened by the Board of Directors, the President, the stockholders of the Corporation or otherwise.

ARTICLE VI

Provisions Defining, Limiting and Regulating Powers

Section 6.1.    The following provisions are hereby adopted for the purposes of defining, limiting and regulating the powers of the Corporation and the directors and stockholders, subject, however, to any provisions, conditions and restrictions hereafter authorized pursuant to Article IV hereof:

(a)    The Board of Directors of the Corporation is empowered to authorize the issuance from time to time of shares of its stock of any class, whether now or hereafter authorized, and securities convertible into shares of its stock of any class, whether now or hereafter authorized, for such consideration as the Board of Directors may deem advisable, and without any action by the stockholders.

(b)    No holder of any stock or any other securities of the Corporation, whether now or hereafter authorized, shall have any preemptive right to subscribe for or purchase any stock or any other securities of the Corporation other than such, if any, as the Board of Directors, in its sole discretion, may determine and at such price or prices and upon such other terms as the Board of Directors, in its sole discretion, may fix; and any stock or other securities which the Board of Directors may determine to offer for subscription may, as the Board of Directors in its sole discretion shall determine, be offered to the holders of any class, series or type of stock or other securities at the time outstanding to the exclusion of the holders of any or all other classes, series or types of stock or other securities at the time outstanding.

(c)    The Board of Directors of the Corporation shall, consistent with applicable law, have power in its sole discretion to determine from time to time in accordance with sound accounting practice or other reasonable valuation methods what constitutes annual or other net profits, earnings, surplus, or net assets in excess of capital; to fix and vary from time to time the amount to be reserved as working capital, or determine that retained earnings or surplus shall remain in the hands of the Corporation; to set apart out of any finds of the Corporation such reserve or reserves in such amount or amounts and for such proper purpose or purposes as it shall determine and to abolish any such reserve or any part thereof; to distribute and pay distributions or dividends in stock, cash or other securities or property, out of surplus or any other funds or amounts legally available therefor, at such times and to the stockholders of record on such dates as it may, from time to time, determine.

Section 6.2. ~~Unless provided to the contrary in the MGCL or other applicable law,~~Notwithstanding any provision of law requiring any action to be taken or approved by the affirmative vote of stockholders entitled to cast a greater number of votes, except as may otherwise be specifically provided elsewhere in the Charter or the Bylaws, any such action shall be effective and valid if declared advisable by the Board of Directors and taken or approved by the affirmative vote of stockholders entitled to cast a majority of ~~the voting power of the shares present in person or represented by proxy at the meeting and~~all the votes entitled to ~~vote~~be cast on the matter ~~shall be the act of the stockholders~~.

Section 6.3.    No directors shall be disqualified from voting or acting on behalf of the Corporation in contracting with any other corporation in which he may be a director, officer or stockholder, nor shall any director of the Corporation be disqualified from voting or acting in its behalf by reason of any personal interest.

Section 6.4.    The Board of Directors shall have power to determine from time to time whether and to what extent and at what times and places and under what conditions and regulations the books, records, accounts and documents of the Corporation, or any of them, shall be open to inspection by stockholders, except as otherwise provided by law or by the Bylaws; and except as so provided no stockholder shall have any right to inspect any book, record, account or document of the Corporation unless authorized to do so by resolution of the Board of Directors.

Section 6.5.    The enumeration and definition of particular powers of the Board of Directors included in the foregoing shall in no way be limited or restricted by reference to or inference from the terms of any other clause of this or any other Article of the Charter of the Corporation, or construed as or deemed by inference or otherwise in any manner to exclude or limit any powers conferred upon the Board of Directors under the General Laws of the State of Maryland now or hereafter in force.

ARTICLE VII

Board of Directors

Section 7.1.    (a) The Corporation shall have nine1 directors, which number may be increased or decreased from time to time in such lawful manner as the Bylaws of the Corporation shall provide, but shall never be less than the minimum number permitted by the General Laws of the State of Maryland, as now or hereafter in force.

(b)    At the annual meeting of stockholders of the Corporation held in 2017, the successors to the directors whose terms expire at the annual meeting of stockholders in 2017 shall be elected to serve until the next annual meeting of stockholders and until their successors are duly elected and qualify; at the annual meeting of stockholders of the Corporation held in 2018, the successors to the directors whose terms expire at the annual meeting of stockholders in 2018 shall be elected to serve until the next annual meeting of stockholders and until their successors are duly elected and qualify; and beginning with the annual meeting of stockholders in 2019, all directors shall be elected to serve until the next annual meeting of stockholders and until their successors are duly elected and qualify.

(c)    Except as provided by law with respect to directors elected by stockholders of a class or series, any director or the entire Board of Directors may be removed only for cause, and then only by the affirmative vote of ~~the holders of not less than 80% of the voting power of all Voting Stock (as defined below) then outstanding, voting together as a single class.~~  a majority of all the votes entitled to be cast on the matter.  Subject to such removal, or the death, resignation or retirement of a director, a director shall ~~hold office~~serve until the annual meeting of the stockholders for the year in which such director’s term expires and until a successor shall be elected and qualified, except as provided in Section 7.1(d) hereof.

(d)    Except as provided by law with respect to directors elected by stockholders of a class or series, the stockholders of any class or series of stock (including holders of Common Stock) may elect a successor to fill a vacancy on the Board of Directors which results from the removal of a director ~~may be filled by the affirmative vote of the holders of not less than 80% of the voting power of the then outstanding Voting Stock, voting together as a single class, and a vacancy which results from any such removal or from any other cause~~elected by holders of that class or series of stock (including holders of Common Stock).  Any vacancy on the Board of Directors created by any reason other than an increase in the number of directors may be filled by a majority of the remaining directors, whether or not sufficient to constitute a quorum.  Any vacancy on the Board of Directors created by an increase in the number of directors may be filled by a majority of the Board of

1	Total number of directors will be updated, as applicable to match the current number of directors at the time of filing.

Directors.  Any director ~~so~~ elected by the Board of Directors shall ~~hold office~~serve until the next annual meeting of stockholders and until his successor is elected and qualifies and any director ~~so~~ elected by the stockholders shall ~~hold office~~serve for the remainder of the term of the removed director.  No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

(e)    Except to the extent prohibited by law or limited by the Charter or the Bylaws, the Board of Directors shall have the power (which, to the extent exercised, shall be exclusive) to fix the number of directors and to establish the rules and procedures that govern the internal affairs of the Board of Directors and nominations for director, including without limitation the vote required for any action by the Board of Directors, and that from time to time ~~shall~~may affect the ~~directors’ power to manage~~power of the Board of Directors to direct the management of the business and affairs of the Corporation and no Bylaw shall be adopted by the stockholders which shall modify the foregoing.

Section 7.2.    Advance notice of stockholder nominations for the election of directors and of the proposal of business by stockholders shall be given in the manner provided in the Bylaws of the Corporation, as amended and in effect from time to time.  Unless and except to the extent that the Bylaws of the Corporation shall so require, the election of directors of the Corporation need not be by written ballot.

ARTICLE VIII

Bylaws

Section 8.1.    The Bylaws may contain any provision for the regulation and management of the affairs of the Corporation not inconsistent with law or the provisions of the Charter.  Without limiting the foregoing, to the maximum extent permitted by the MGCL from time to time, the Corporation may in its Bylaws confer upon the Board of Directors powers and authorities in addition to those set forth in the Charter and in addition to those expressly conferred upon the Board of Directors by statute as long as such powers and authorities are not inconsistent with the provisions of the Charter.

~~Section 8.2.    Except as provided in the Charter, the Bylaws may be altered or repealed and new Bylaws may be adopted (a) subject to Section 7.1(e), at any annual or special meeting of stockholders, by the affirmative vote of the holders of a majority of the voting power of all shares of the Corporation entitled to vote generally in the election of directors (the “Voting Stock”) then outstanding, voting together as a single class; provided, however, that any proposed alteration or repeal of, or the adoption of any Bylaw inconsistent with, Sections 2, 8 or 11 of Article I of the Bylaws, with Section 1, 2 or 3 of Article II of the Bylaws, or Article X of the Bylaws or this sentence, by the stockholders shall require the affirmative vote of the holders of at least 80% of the voting power of all Voting Stock then outstanding, voting together as a single class; and provided, further, however, that in the case of any such stockholder action at a special meeting of stockholders, notice of the proposed alteration, repeal or adoption of the new Bylaw or Bylaws must be contained in the notice of such special meeting, or (b) by the affirmative vote of a majority of the total number of directors which the Corporation would have if there were no vacancies on the Board.~~  Section 8.2. The Board of Directors is vested with the power to alter or repeal any provision of the Bylaws and to adopt new Bylaws.  In addition, to the extent permitted by law, the stockholders may alter or repeal any provision of the Bylaws and adopt new Bylaw provisions if any such alteration, repeal or adoption is approved by the affirmative vote of a majority of the votes entitled to be cast on the matter.

ARTICLE IX

Amendment of Charter

Section 9.1.    The Corporation reserves the right to adopt, repeal, rescind, alter or otherwise amend in any respect any provision contained in this Charter, including but not limited to, any amendments changing the terms or contract rights of any class of its stock by classification, reclassification or otherwise, and all rights now or hereafter conferred on stockholders are granted subject to this reservation.  Any amendment ~~of~~to the Charter shall be ~~valid and effective if such amendment shall have been authorized~~effective and valid if declared advisable by the Board of Directors and taken or approved by the affirmative vote ~~at a meeting~~ of ~~the~~ stockholders ~~duly called for such purpose of~~entitled to cast a majority of ~~the total number of shares outstanding and entitled to vote thereon, except that the affirmative vote of the holders of at least 80% of the Voting Stock then outstanding, voting together as a single class, at a meeting of the stockholders duly called for such purpose shall be required to alter, amend, adopt any provision inconsistent with or repeal Article V, Article VII, Section 8.2 of Article VIII, or this Article IX of the Charter~~all the votes entitled to be cast on the matter.

ARTICLE X

Limited Liability; Indemnification

Section 10.1.    To the fullest extent permitted by Maryland statutory or decisional law, as amended or interpreted, no director or officer of the Corporation shall be personally liable to the Corporation or its stockholders for money damages.  No amendment of the Charter of the Corporation or repeal of any of its provisions shall limit or eliminate the benefits provided to directors and officers under this provision with respect to any act or omission which occurred prior to such amendment or repeal or with respect to any cause of action, suit or claim that, but for this Section 10.1 of this Article X, would accrue or arise, prior to such amendment or repeal.

Section 10.2.    The Corporation shall indemnify (a) its directors and officers, whether serving the Corporation or, at its request, any other entity, to the fullest extent required or permitted by the General Laws of the State of Maryland now or hereafter in force, including the advance of expenses under the procedures and to the fullest extent permitted by law and (b) other employees and agents to such extent as shall be authorized by the Board of Directors or the Corporation’s Bylaws and be permitted by law.  The foregoing rights of indemnification shall not be exclusive of any other rights to which those seeking indemnification may be entitled.  The Board of Directors may take such action as is necessary to carry out these indemnification provisions and is expressly empowered to adopt, approve and amend from time to time such bylaws, resolutions or contracts implementing such provisions or such further indemnification arrangements as may be permitted by law.  No amendment of the Charter, or of any such bylaw, resolution or contract, or repeal of any of their provisions shall limit or eliminate the right to indemnification provided hereunder or thereunder with respect to acts or omissions occurring prior to such amendment or repeal.

ARTICLE XI

Duration

Section 11.1.    The duration of the Corporation shall be perpetual.

THIRD:  The amendment to and restatement of the charter as hereinabove set forth have been duly advised by the Board of Directors and approved by the stockholders of the Corporation as required by law.

FOURTH:  The current address of the principal office of the Corporation is as set forth in Article II of the foregoing amendment and restatement of the charter.

FIFTH:  The name and address of the Corporation’s current resident agent is as set forth in Article II of the foregoing amendment and restatement of the charter.

SIXTH:  The number of directors of the Corporation is as set forth in Article VII of the foregoing amendment and restatement of the charter.  The names of the directors currently in office ~~and the classes of each director~~ are as follows:

~~Class A: William R. Nuti, Gary J. Daichendt, Robert P. DeRodes~~

~~Class B: Edward Boykin, Linda Fayne Levinson, Chinh E. Chu~~

~~Class C: Gregory R. Blank, Richard L. Clemmer, Kurt P. Kuehn~~

[•]

SEVENTH:  The undersigned officer of the Corporation acknowledges these Articles of Amendment and Restatement to be the corporate act of the Corporation and as to all matters or facts required to be verified under oath, the undersigned officer acknowledges that, to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.

- Signature Page Follows -

IN WITNESS WHEREOF, the Corporation has caused these Articles of Amendment and Restatement to be signed in its name and on its behalf by its ~~Senior Vice President, General Counsel and Corporate Secretary~~[•] and attested to by its ~~Assistant Secretary~~[•] on this ~~18th~~[•] day of ~~May~~[•], ~~2016.~~[•].

ATTEST:                                                                                                                               NCR

CORPORATION:

~~/s/ Justin Heineman    By: /s/ Edward Gallagher~~ [•]

                                     By: [•] (SEAL)

Name: ~~Justin Heineman~~    [•]         Name: ~~Edward Gallagher~~ [•]

Title: ~~Assistant Secretary~~    [•]         Title: ~~SVP and General Counsel~~ [•]

EXHIBIT A

SERIES A CONVERTIBLE PREFERRED STOCK

PAR VALUE $0.01

OF

NCR CORPORATION

Under a power contained in the charter (the “Charter”) of NCR Corporation, a Maryland corporation (the “Company”), the Board of Directors of the Company classified and designated [3,000,000] shares (the “Shares”) of the Preferred Stock, $0.01 par value per share (as defined in the Charter), as shares of Series A Convertible Preferred Stock, liquidation preference $1,000 per share (“Series A Preferred Stock”), with the following preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications and terms and conditions of redemption set forth below, which upon any restatement of the Charter, shall be deemed to be part of Article IV of the Charter, with any necessary or appropriate changes to the enumeration or lettering of sections or subsections hereof:

SECTION 1. Classification and Number of Shares.  The shares of such series of Preferred Stock shall be classified as “Series A Convertible Preferred Stock” (the “Series A Preferred Stock”).  The number of authorized shares constituting the Series A Preferred Stock shall be ~~3,000,000~~.[3,000,000].  That number from time to time may be increased or decreased (but not below the number of shares of Series A Preferred Stock then outstanding) by (a) further resolution duly adopted by the Board, or any duly authorized committee thereof, and (b) the filing of articles supplementary pursuant to the provisions of the MGCL stating that such increase or decrease, as applicable, has been so authorized.  The Company shall not have the authority to issue fractional shares of Series A Preferred Stock.

SECTION 2. Ranking.  The Series A Preferred Stock will rank, with respect to dividend rights and rights on the distribution of assets on any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company:

(a)    on a parity basis with each other class or series of Capital Stock of the Company now existing or hereafter authorized, classified or reclassified, the terms of which expressly provide that such class or series ranks on a parity basis with the Series A Preferred Stock as to dividend rights and rights on the distribution of assets on any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company (such Capital Stock, “Parity Stock”);

(b)    junior to each other class or series of Capital Stock of the Company now existing or hereafter authorized, classified or reclassified, the terms of which expressly provide that such class or series ranks senior to the Series A Preferred Stock as to dividend rights and rights on the distribution of assets on any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company (such Capital Stock, “Senior Stock”); and

(c)    senior to the Common Stock and each other class or series of Capital Stock of the Company now existing or hereafter authorized, classified or reclassified, the terms of which do not expressly provide that such class or series ranks on a parity basis with or senior to the Series A Preferred Stock as to dividend rights and rights on the distribution of assets on any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company (such Capital Stock, “Junior Stock”).

SECTION 3. Definitions.  As used herein with respect to Series A Preferred Stock:

“50% Beneficial Ownership Requirement” has the meaning set forth in the Investment Agreement.

“Accrued Dividend Record Date” has the meaning set forth in Section 4(e).

“Accrued Dividends” means, as of any date, with respect to any share of Series A Preferred Stock, all Dividends that have accrued on such share pursuant to Section 4(b), whether or not declared, but that have not, as of such date, been paid.

“Affiliate” means, as to any Person, any other Person that, directly or indirectly, controls, or is controlled by, or is under common control with, such Person; provided, however, (i) that the Company and its Subsidiaries shall not be deemed to be Affiliates of any Purchaser Party or any of its Affiliates, (ii) portfolio companies in which any Purchaser Party or any of its Affiliates has an investment (whether as debt or equity) shall not be deemed an Affiliate of such Purchaser Party and (iii) the Excluded Blackstone Parties shall not be deemed to be Affiliates of any Purchaser Party, the Company or any of the Company’s Subsidiaries.  For this purpose, “control” (including, with its correlative meanings, “controlled by” and “under common control with”) shall mean the possession, directly or indirectly, of the power to direct or cause the direction of management or policies of a Person, whether through the ownership of securities or partnership or other ownership interests, by contract or otherwise.

“Articles Supplementary” means these Articles Supplementary classifying the Series A Preferred Stock.

“Base Amount” means, with respect to any share of Series A Preferred Stock, as of any date of determination, the sum of (a) the Liquidation Preference and (b) the Base Amount Accrued Dividends with respect to such share as of such date.

“Base Amount Accrued Dividends” means, with respect to any share of Series A Preferred Stock, as of any date of determination, (a) if a Dividend Payment Date has occurred since the issuance of such share, the Accrued Dividends with respect to such share as of the Dividend Payment Date immediately preceding such date of determination (taking into account the payment of Dividends, if any, on or with respect to such Dividend Payment Date) or (b) if no Dividend Payment Date has occurred since the issuance of such share, zero.

Any Person shall be deemed to “beneficially own”, to have “beneficial ownership” of, or to be “beneficially owning” any securities (which securities shall also be deemed “beneficially owned” by such Person) that such Person is deemed to “beneficially own” within the meaning of Rules 13d-3 and 13d-5 under the Exchange Act; provided that any Person shall be deemed to beneficially own any securities that such Person has the right to acquire, whether or not such right is exercisable within sixty (60) days or thereafter (including assuming conversion of all Series A Preferred Stock, if any, owned by such Person to Common Stock).

“Board” has the meaning set forth in the recitals above.

“close of business” means 5:00 p.m. (New York City time).

“Business Day” means any weekday that is not a day on which banking institutions in New York, New York are authorized or required by law, regulation or executive order to be closed.

“Bylaws” means the Amended and Restated Bylaws of the Company, as amended and as may be amended from time to time.

“Capital Stock” means, with respect to any Person, any and all shares of, interests in, rights to purchase, warrants to purchase, options for, participations in or other equivalents of or interests in (however designated) stock issued by such Person.

“Cash Dividend” has the meaning set forth in Section 4(c).

“Change of Control” means (i) prior to the earlier of the (x) Initial Redemption Date or (y) the date that is 91 days after the date of repayment, defeasance, satisfaction, cancellation, termination or other permanent discharge in full of the Credit Agreement and the Indentures (the “Relevant Change of Control Date”), the occurrence of one of the following:

(a)    any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act), is or becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of a majority of the total voting power of the Voting Stock of the Company, other than as a result of a transaction in which (1) the holders of securities that represented 100% of the Voting Stock of the Company immediately prior to such transaction are substantially the same as the holders of securities that represent a majority of the Voting Stock of the surviving Person or its Parent Entity immediately after such transaction and (2) the holders of securities that represented 100% of the Voting Stock of the Company immediately prior to such transaction own directly or indirectly Voting Stock of the surviving Person or its Parent Entity in substantially the same proportion to each other as immediately prior to such transaction; or

(b)    the merger or consolidation of the Company with or into another Person or the merger of another Person with or into the Company, or the sale of all or substantially all the assets of the Company (determined on a consolidated basis) to another Person, other than a transaction following which (1) in the case of a merger or consolidation transaction, holders of securities that represented 100% of the Voting Stock of the Company immediately prior to such transaction (or other securities into which such securities are converted as part of such merger or consolidation transaction) own directly or indirectly at least a majority of the voting power of the Voting Stock of the surviving Person in such merger or consolidation transaction immediately after such transaction, and (2) in the case of a sale of all or substantially all of the assets of the Company, other than to a Subsidiary or a Person that becomes a Subsidiary of the Company, or

(ii) on or after the Relevant Change of Control Date, the occurrence of one of the following:

(a)    any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act), is or becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of a majority of the total voting power of the Voting Stock of the Company, other than as a result of a transaction in which (1) the holders of securities that represented 100% of the Voting Stock of the Company immediately prior to such transaction are substantially the same as the holders of securities that represent a majority of the Voting Stock of the surviving Person or its Parent Entity immediately following such transaction and (2) the holders of securities that represented 100% of the Voting Stock of the Company immediately prior to such transaction own directly or indirectly Voting Stock of the surviving Person or its Parent Entity in substantially the same proportion to each other as immediately prior to such transaction;

(b)    the merger or consolidation of the Company with or into another Person or the merger of another Person with or into the Company, or the sale, transfer or lease of all or substantially all the assets of the Company (determined on a consolidated basis), whether in a single transaction or a series of transactions, to another Person, or any recapitalization, reclassification or other transaction in which all or substantially all of the Common Stock is exchanged for or converted into cash, securities or other property, other than a transaction following which (1) in the case of a merger or consolidation transaction, holders of securities that represented 100% of the Voting Stock of the Company immediately prior to such transaction (or other securities into which such securities are converted as part of such merger or consolidation transaction) own directly or indirectly at least a majority of the voting power of the Voting Stock of the surviving Person in such merger or consolidation transaction immediately after such transaction, and (2) in the case of a sale, transfer or lease of all or substantially all of the assets of the Company, other than to a Subsidiary or a Person that becomes a Subsidiary of the Company; or

(c)    any transaction or series of transactions by which the Company or any successor or Parent Entity thereto is organized outside the United States of America.

“Change of Control Effective Date” has the meaning set forth in Section 9(c).

“Change of Control Purchase Date” means, with respect to each share of Series A Preferred Stock, the date on which the Company makes the payment in full of the Change of Control Purchase Price for such share to the Holder thereof.

“Change of Control Purchase Price” has the meaning set forth in Section 9(a).

“Change of Control Put” has the meaning set forth in Section 9(a).

“Change of Control Put Deadline” has the meaning set forth in Section 9(c)(i).

“Charter” has the meaning set forth in the recitals above.

“Closing Price” of the Common Stock on any date of determination means the closing sale price or, if no closing sale price is reported, the last reported sale price, of the shares of the Common Stock on the NYSE on such date.  If the Common Stock is not traded on the NYSE on any date of determination, the Closing Price of the Common Stock on such date of determination means the closing sale price as reported in the composite transactions for the principal United States securities exchange or automated quotation system on which the Common Stock is so listed or quoted, or, if no closing sale price is reported, the last reported sale price on the principal United States securities exchange or automated quotation system on which the Common Stock is so listed or quoted, or if the Common Stock is not so listed or quoted on a United States securities exchange or automated quotation system, the last quoted bid price for the Common Stock in the over-the-counter market as reported by OTC Markets Group Inc.  or any similar organization, or, if that bid price is not available, the market price of the Common Stock on that date as determined by an Independent Financial Advisor retained by the Company for such purpose.

“Common Stock” has the meaning set forth in the recitals above.

“Company” has the meaning set forth in the recitals above.

“Constituent Person” has the meaning set forth in Section 12(a).

“Conversion Agent” means the Transfer Agent acting in its capacity as conversion agent for the Series A Preferred Stock, and its successors and assigns.

“Conversion Date” has the meaning set forth in Section 8(a).

“Conversion Notice” has the meaning set forth in Section 8(a).

“Conversion Price” means, for each share of Series A Preferred Stock, a dollar amount equal to $1,000 divided by the Conversion Rate.

“Conversion Rate” means, for each share of Series A Preferred Stock, 33.333 shares of Common Stock, subject to adjustment as set forth herein.

“Credit Agreement” has the meaning set forth in the Investment Agreement.

“Current Market Price” per share of Common Stock, as of any date of determination, means the arithmetic average of the VWAP per share of Common Stock for each of the ten (10) consecutive full Trading Days ending on the Trading Day immediately preceding such day, appropriately adjusted to take into account the occurrence during such period of any event described in Section 11.

“Designated Redemption Date” means (i) any date within the three (3) month period commencing on and immediately following the Initial Redemption Date and (ii) any date within the three (3) month period commencing on and immediately following each successive third anniversary of the Initial Redemption Date.

“Distributed Property” has the meaning set forth in Section 11(a)(iv).

“Distribution Transaction” means any transaction by which a Subsidiary of the Company ceases to be a Subsidiary of the Company by reason of the distribution of such Subsidiary’s equity securities to holders of Common Stock, whether by means of a spin-off, split-off, redemption, reclassification, exchange, stock dividend, share distribution, rights offering or similar transaction.

“Dividend” has the meaning set forth in Section 4(a).

“Dividend Payment Date” means March 10, June 10, September 10 and December 10 of each year, commencing on the later of (i) March 10, 2016 and (ii) the first such date to occur following the Original Issuance Date (the “Initial Dividend Payment Date”); provided that if any such Dividend Payment Date is not a Business Day, then the applicable Dividend shall be payable on the next Business Day immediately following such Dividend Payment Date, without any interest.

“Dividend Payment Period” means (i) in respect of any share of Series A Preferred Stock issued on the Original Issuance Date, the period from and including the Original Issuance Date to but excluding the Initial Dividend Payment Date and, subsequent to the Initial Dividend Payment Date, the period from and including any Dividend Payment Date to but excluding the next Dividend Payment Date, and (ii) for any share of Series A Preferred Stock issued subsequent to the Original Issuance Date, the period from and including the Issuance Date of such share to but excluding the next Dividend Payment Date and, subsequently, in each case the period from and including any Dividend Payment Date to but excluding the next Dividend Payment Date.

“Dividend Rate” means 5.5%, or, to the extent and during the period with respect to which such rate has been adjusted as provided in Sections 4(d), Section 9(i) or Section 10(e), such adjusted rate.

“Dividend Record Date” has the meaning set forth in Section 4(e).

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Exchange Property” has the meaning set forth in Section 12(a).

“Excluded Blackstone Parties” has the meaning set forth in the Investment Agreement.

“Expiration Date” has the meaning set forth in Section 11(a)(iii).

“Fair Market Value” means, with respect to any security or other property, the fair market value of such security or other property as reasonably determined in good faith by a majority of the Board, or an authorized committee thereof, (i) after consultation with an Independent Financial Advisor, as to any security or other property with a Fair Market Value of less than $50,000,000, or (ii) otherwise using an Independent Financial Advisor to provide a valuation opinion.

“Fall-Away of Purchaser Board Rights” has the meaning set forth in the Investment Agreement.

“Governmental Authority” means any government, court, regulatory or administrative agency, commission, arbitrator or authority or other legislative, executive or judicial governmental entity (in each case including any self-regulatory organization), whether federal, state or local, domestic, foreign or multinational.

“Holder” means a Person in whose name the shares of the Series A Preferred Stock are registered, which Person shall be treated by the Company, Transfer Agent, Registrar, paying agent and Conversion Agent as the absolute owner of the shares of Series A Preferred Stock for the purpose of making payment and settling conversions and for all other purposes; provided that, to the fullest extent permitted by law, no Person that has received shares of Series A Preferred Stock in violation of the Investment Agreement shall be a Holder, the Transfer Agent, Registrar, paying agent and Conversion Agent, as applicable, shall not, unless directed otherwise by the Company, recognize any such Person as a Holder and the Person in whose name the shares of the Series A Preferred Stock were registered immediately prior to such transfer shall remain the Holder of such shares.

“Implied Quarterly Dividend Amount” means, with respect to any share of Series A Preferred Stock, as of any date, the product of (a) the Base Amount of such share on the first day of the applicable Dividend Payment Period (or in the case of the first Dividend Payment Period for such share, as of the Issuance Date of such share) multiplied by (b) one fourth of the Dividend Rate applicable on such date.

“Indebtedness” means (a) all obligations of the Company or any of its Subsidiaries for borrowed money or with respect to deposits or advances of any kind, (b) all obligations of the Company or any of its Subsidiaries evidenced by bonds, debentures, notes or similar instruments, (c) all letters of credit and letters of guaranty in respect of which the Company or any of its Subsidiaries is an account party, (d) all securitization or similar facilities of the Company or any of its Subsidiaries and (e) all guarantees by the Company or any of its Subsidiaries of any of the foregoing.

“Indebtedness Agreement” means any agreement, document or instrument governing or evidencing any Indebtedness of the Company or its Subsidiaries.

“Indentures” has the meaning set forth in the Investment Agreement.

“Independent Financial Advisor” means an accounting, appraisal, investment banking firm or consultant of nationally recognized standing; provided, however, that such firm or consultant is (i) not an Affiliate of the Company and (ii) so long as the Purchasers meet the 50% Beneficial Ownership Requirement, is reasonably acceptable to the Purchasers.

“Initial Redemption Date” means March 16, 2024.

“Investment Agreement” means that certain Investment Agreement between the Company and the Purchasers dated as of November 11, 2015, as it may be amended, supplemented or otherwise modified from time to time, with respect to certain terms and conditions concerning, among other things, the rights of and restrictions on the Holders.

“Issuance Date” means, with respect to any share of Series A Preferred Stock, the date of issuance of such share.

“Junior Stock” has the meaning set forth in Section 2(c).

“Liquidation Preference” means, with respect to any share of Series A Preferred Stock, as of any date, $1,000 per share.

“Mandatory Conversion” has the meaning set forth in Section 7(a).

“Mandatory Conversion Date” has the meaning set forth in Section 7(a).

“Mandatory Conversion Price” means $54.00, as adjusted pursuant to the provisions of Section 11(a).

“Market Disruption Event” means any of the following events:

(a)    any suspension of, or limitation imposed on, trading of the Common Stock by any exchange or quotation system on which the Closing Price is determined pursuant to the definition of the term “Closing Price” (the “Relevant Exchange”) during the one-hour period prior to the close of trading for the regular trading session on the Relevant Exchange (or for purposes of determining the VWAP per share of Common Stock, any period or periods aggregating one half-hour or longer during the regular trading session on the relevant day) and whether by reason of movements in price exceeding limits permitted by the Relevant Exchange as to securities generally, or otherwise relating to the Common Stock or options contracts relating to the Common Stock on the Relevant Exchange; or

(b)    any event that disrupts or impairs (as determined by the Company in its reasonable discretion) the ability of market participants during the one-hour period prior to the close of trading for the regular trading session on the Relevant Exchange (or for purposes of determining the VWAP per share of Common Stock, any period or periods aggregating one half-hour or longer during the regular trading session on the relevant day) in general to effect transactions in, or obtain market values for, the Common Stock on the Relevant Exchange or to effect transactions in, or obtain market values for, options contracts relating to the Common Stock on the Relevant Exchange.

“MGCL” has the meaning set forth in the recitals above.

“Notice of Mandatory Conversion” has the meaning set forth in Section 7(b).

“Notice of Redemption” has the meaning set forth in Section 10(b).

“NYSE” means the New York Stock Exchange.

“Officer’s Certificate” means a certificate signed by the Chief Executive Officer, the Chief Financial Officer or the Secretary of the Company.

“open of business” means 9:00 a.m.  (New York City time).

“Original Issuance Date” and “Original Issuance Time” mean the date and time, respectively, of closing pursuant to the Investment Agreement.

“Parent Entity” means, with respect to any Person, any other Person of which such first Person is a direct or indirect wholly owned Subsidiary.

“Parity Stock” has the meaning set forth in Section 2(a).

“Permitted Transferee” means, with respect to any Person, (i) any Affiliate of such Person, (ii) any successor entity of such Person and (iii) with respect to any Person that is an investment fund, vehicle or similar entity, any other investment fund, vehicle or similar entity of which such Person or an Affiliate, advisor or manager of such Person serves as the general partner, manager or advisor.

“Person” means any individual, corporation, estate, partnership, joint venture, association, joint-stock company, limited liability company, trust, unincorporated organization or any other entity.

“PIK Dividend” has the meaning set forth in Section 4(c). “Preferred Stock” has the meaning set forth in the recitals above.  “Purchasers” has the meaning set forth in the Investment Agreement.

“Purchaser Designee” means an individual nominated by the Board as a “Purchaser Designee” for election to the Board pursuant to Section 5.10(a) or Section 5.10(d) of the Investment Agreement.

“Purchaser Parties” means the Purchasers and each Permitted Transferee of the Purchasers to whom shares of Series A Preferred Stock or Common Stock are transferred pursuant to Section 5.08(b)(i) of the Investment Agreement.

“Record Date” means, with respect to any dividend, distribution or other transaction or event in which the holders of the Common Stock have the right to receive any cash, securities or other property or in which the Common Stock is exchanged for or converted into any combination of cash, securities or other property, the date fixed for determination of holders of the Common Stock entitled to receive such cash, securities or other property (whether such date is fixed by the Board or by statute, contract or otherwise).

“Redemption Date” means, with respect to each share of Series A Preferred Stock, the date on which the Company makes the payment in full in cash of the Redemption Price for such share to the Holder of such share.

“Redemption Right” has the meaning set forth in Section 10(a).

“Redemption Price” has the meaning set forth in Section 10(a).

“Registrar” means the Transfer Agent acting in its capacity as registrar for the Series A Preferred Stock, and its successors and assigns.

“Relevant Exchange” has the meaning set forth in the definition of the term “Market Disruption Event”.

“Reorganization Event” has the meaning set forth in Section 12(a).

“Satisfaction of the Indebtedness Obligations” means, in connection with any Change of Control, (i) the payment in full in cash of all principal, interest, fees and all other amounts due or payable in respect of any Indebtedness of the Company or any of its Subsidiaries (including in respect of any penalty or premium) that is required to be prepaid, repaid, redeemed, repurchased or otherwise retired as a result of or in connection with such Change of Control or in order for the Series A Preferred Stock not to constitute or be deemed as “indebtedness”, “disqualified stock”, “disqualified capital stock”, “disqualified equity interests”, or similar instruments, however denominated, under the terms of any Indebtedness Agreement, (ii) the cancellation or termination, or if permitted by the terms of such Indebtedness, cash collateralization, of any letters of credit or letters of guaranty that are required to be cancelled or terminated or cash collateralized as a result of or in connection with such Change of Control or in order for the Series A Preferred Stock not to constitute or be deemed as “indebtedness”, “disqualified stock”, “disqualified capital stock”, “disqualified equity interests”, or similar instruments, however denominated, under the terms of any Indebtedness Agreement, (iii) compliance with any requirement to effect an offer to purchase any bonds, debentures, notes or other instruments of Indebtedness as a result of or in connection with such Change of Control or in order for the Series A Preferred Stock not to constitute or be deemed as “indebtedness”, “disqualified stock”, “disqualified capital stock”, “disqualified equity interests”, or similar instruments, however denominated, under the terms of any Indebtedness Agreement, and the purchase of any such instruments tendered in such offer and the payment in full of any other amounts due or payable in connection with such purchase and (iv) the termination of any lending commitments required to be terminated as a result of or in connection with such Change of Control or in order for the Series A Preferred Stock not to constitute or be deemed as “indebtedness”, “disqualified stock”, “disqualified capital stock”, “disqualified equity interests”, or similar instruments, however denominated, under the terms of any Indebtedness Agreement.

“SDAT” has the meaning set forth in the recitals above.

“Senior Stock” has the meaning set forth in Section 2(b).

“Series A Preferred Stock” has the meaning set forth in Section 1.

“Specified Contract Terms” means the covenants, terms and provisions of any indenture, credit agreement or any other agreement, document or instrument evidencing, governing the rights of the holders of or otherwise relating to any Indebtedness of the Company or any of its Subsidiaries.

“Subsidiary”, when used with respect to any Person, means any corporation, limited liability company, partnership, association, trust or other entity of which (i) securities or other ownership interests representing more than 50% of the ordinary voting power (or, in the case of a partnership, more than 50% of the general partnership interests) or (ii) sufficient voting rights to elect at least a majority of the board of directors or other governing body are, as of such date, owned by such Person or one or more Subsidiaries of such Person or by such Person and one or more Subsidiaries of such Person.

“Trading Day” means a Business Day on which the Relevant Exchange is scheduled to be open for business and on which there has not occurred a Market Disruption Event.

“Transfer Agent” means the Person acting as Transfer Agent, Registrar and paying agent and Conversion Agent for the Series A Preferred Stock, and its successors and assigns.  The Transfer Agent initially shall be Wells Fargo Bank, N. A.

“Trigger Event” has the meaning set forth in Section 11(a)(vii).

“Voting Stock” means (i) with respect to the Company, the Common Stock, the Series A Preferred Stock and any other Capital Stock of the Company having the right to vote generally in any election of directors of the Board and (ii) with respect to any other Person, all Capital Stock of such Person having the right to vote generally in any election of directors of the board of directors of such Person or other similar governing body.

“VWAP” per share of Common Stock on any Trading Day means the per share volume-weighted average price as displayed under the heading Bloomberg VWAP on Bloomberg (or, if Bloomberg ceases to publish such price, any successor service reasonably chosen by the Company) page “NCR <equity> AQR” (or its equivalent successor if such page is not available) in respect of the period from the open of trading on the relevant Trading Day until the close of trading on such Trading Day (or if such volume-weighted average price is unavailable, the market price of one share of Common Stock on such Trading Day determined, using a volume-weighted average method, by an Independent Financial Advisor retained for such purpose by the Company).

SECTION 4. Dividends.  (a) Holders shall be entitled to receive dividends of the type and in the amount determined as set forth in this Section 4 (such dividends, “Dividends”).

(b)    Accrual of Dividends.  Dividends on each share of Series A Preferred Stock (i) shall accrue on a daily basis from and including the Issuance Date of such share, whether or not declared and whether or not the Company has assets legally available to make payment thereof, at a rate equal to the Dividend Rate as further specified below and (ii) shall be payable quarterly in arrears, if, as and when authorized by the Board, or any duly authorized committee thereof, and declared by the Company, to the extent not prohibited by law, on each Dividend Payment Date, commencing on the first Dividend Payment Date following the Issuance Date of such share.  The amount of Dividends accruing with respect to any share of Series A Preferred Stock for any day shall be determined by dividing (x) the Implied Quarterly Dividend Amount as of such day by (y) the actual number of days in the Dividend Payment Period in which such day falls; provided that if during any Dividend Payment Period any Accrued Dividends in respect of one or more prior Dividend Payment Periods are paid, then after the date of such payment the amount of Dividends accruing with respect to any share of Series A Preferred Stock for any day shall be determined by dividing (x) the Implied Quarterly Dividend Amount (recalculated to take into account such payment of Accrued Dividends) by (y) the actual number of days in such Dividend Payment Period.  The amount of Dividends payable with respect to any share of Series A Preferred Stock for any Dividend Payment Period shall equal the sum of the daily Dividend amounts accrued in accordance with the prior sentence of this Section 4(b) with respect to such share during such Dividend Payment Period.  For the avoidance of doubt, for any share of Series A Preferred Stock with an Issuance Date that is not a Dividend Payment Date, the amount of Dividends payable with respect to the initial Dividend Payment Period for such share shall equal the product of (A) the daily accrual determined as specified in the prior sentence, assuming a full Dividend Payment Period in accordance with the definition of such term, and (B) the number of days from and including such Issuance Date to but excluding the next Dividend Payment Date.

(c)    Payment of Dividend.  (x) With respect to the first sixteen (16) Dividend Payment Dates, the Company will issue, to the extent permitted by applicable law, as a dividend in kind, additional duly authorized, validly issued and fully paid and nonassessable shares of Series A Preferred Stock (any Dividend or portion of a Dividend paid in the manner provided in this clause, a “PIK Dividend”) having value (as determined in accordance with the immediately following sentence) equal to the amount of Accrued Dividends during such Dividend Payment Period and (y) with respect to any Dividend Payment Date occurring after the sixteenth (16th) Dividend Payment Date, the Company will pay, to the extent permitted by applicable law, in its sole discretion, Dividends (i) in cash (any Dividend or portion of a Dividend paid in cash, a “Cash Dividend”), if, as and when authorized by the Board, or any duly authorized committee thereof, and declared by the Company, (ii) as a PIK Dividend or (iii) through a combination of either of the foregoing; provided that (A) Cash Dividend payments shall be aggregated per Holder and shall be made to the nearest cent (with $.005 being rounded upward) and (B) if the Company pays a PIK Dividend, no fractional shares of Series A Preferred Stock shall be issued to any Holder (after taking into account all shares of Series A Preferred Stock held by such Holder) and in lieu of any such fractional share, the Company shall pay to such Holder, at the Company’s option, either (1) an amount in cash equal to the applicable fraction of a share of Series A Preferred Stock multiplied by the Liquidation Preference per share of Series A Preferred Stock or (2) one additional whole share of Series A Preferred Stock.  In the event that the Company pays a PIK Dividend, each share of Series A Preferred Stock paid in connection therewith shall have a deemed value for such purpose equal to the Liquidation Preference per share of Series A Preferred Stock, and the number of additional shares of Series A Preferred Stock issuable to Holders in connection with the payment of a PIK Dividend will be, with respect to each share of Series A Preferred Stock, and without limiting the proviso above concerning fractional shares, the number (or fraction) obtained from the quotient of (1) the amount of the applicable PIK Dividend per share of Series A Preferred Stock divided by (2) the Liquidation Preference per share of Series A Preferred Stock.  Accrued Dividends in respect of any prior Dividend Payment Periods may be paid on any date (whether or not such date is a Dividend Payment Date) if, as and when authorized by the Board, or any duly authorized committee thereof as declared by the Company.

(d)    Arrearages.  If the Company fails to declare and pay a full Dividend on the Series A Preferred Stock on any Dividend Payment Date, then any Dividends otherwise payable on such Dividend Payment Date on the Series A Preferred Stock shall continue to accrue and cumulate at a Dividend Rate of 8.0% per annum, payable quarterly in arrears on each Dividend Payment Date, for the period from and including the first Dividend Payment Date (or the Issuance Date, as applicable) upon which the Company fails to pay a full Dividend on the Series A Preferred Stock through but not including the latest of the day upon which the Company pays in accordance with Section 4(c) all Dividends on the Series A Preferred Stock that are then in arrears.  Dividends shall accumulate from the most recent date through which Dividends shall have been paid, or, if no Dividends have been paid, from the Issuance Date.

(e)    Record Date.  The record date for payment of Dividends that are declared and paid on any relevant Dividend Payment Date will be the close of business on the first (1st) day of the calendar month which contains the relevant Dividend Payment Date (each, a “Dividend Record Date”), and the record date for payment of any Accrued Dividends that were not declared and paid on any relevant Dividend Payment Date will be the close of business on the date that is established by the Board, or a duly authorized committee thereof, as such, which will not be more than forty-five (45) days prior to the date on which such Dividends are paid (each, an “Accrued Dividend Record Date”), in each case whether or not such day is a Business Day.

(f)    Priority of Dividends.  So long as any shares of Series A Preferred Stock remain outstanding, unless full dividends on all outstanding shares of Series A Preferred Stock have been declared and paid, including any accrued and unpaid dividends on the Series A Preferred Stock that are then in arrears, or have been or contemporaneously are declared and a sum sufficient for the payment of those dividends has been or is set aside for the benefit of the Holders, the Company may not declare any dividend on, or make any distributions relating to, Junior Stock or Parity Stock, or redeem, purchase, acquire (either directly or through any Subsidiary) or make a liquidation payment relating to, any Junior Stock or Parity Stock, other than:

(i)    purchases, redemptions or other acquisitions of shares of Junior Stock in connection with any employment contract, benefit plan or other similar arrangement with or for the benefit of current or former employees, officers, directors or consultants;

(ii)    purchases of Junior Stock through the use of the proceeds of a substantially contemporaneous sale of other shares of Junior Stock;

(iii)    as a result of an exchange or conversion of any class or series of Parity Stock or Junior Stock for any other class or series of Parity Stock (in the case of Parity Stock) or Junior Stock (in the case of Parity Stock or Junior Stock);

(iv)    purchases of fractional interests in shares of Parity Stock or Junior Stock pursuant to the conversion or exchange provisions of such Parity Stock or Junior Stock or the security being converted or exchanged;

(v)    payment of any dividends in respect of Junior Stock where the dividend is in the form of the same stock or rights to purchase the same stock as that on which the dividend is being paid;

(vi)    distributions of Junior Stock or rights to purchase Junior Stock;

(vii)    any dividend in connection with the implementation of a shareholders’ rights or similar plan, or the redemption or repurchase of any rights under any such; or

(viii)    purchases of shares of Common Stock by the Company in an amount not to exceed $1,000,000,000 to be consummated within 9 months following the Original Issuance Date.

Notwithstanding the foregoing, for so long as any shares of Series A Preferred Stock remain outstanding, if dividends are not declared and paid in full upon the shares of Series A Preferred Stock and any Parity Stock, all dividends declared upon shares of Series A Preferred Stock and any Parity Stock will be declared on a proportional basis so that the amount of dividends declared per share will bear to each other the same ratio that all accrued and unpaid dividends as of the end of the most recent Dividend Payment Period per share of Series A Preferred Stock and accrued and unpaid dividends as of the end of the most recent dividend period per share of any Parity Stock bear to each other.

Subject to the provisions of this Section 4, dividends may be authorized by the Board, or any duly authorized committee thereof, and declared and paid by the Company, or any duly authorized committee thereof, on any Junior Stock and Parity Stock from time to time and the Holders will not be entitled to participate in those dividends (other than pursuant to the adjustments otherwise provided under Section 11(a) or Section 12(a), as applicable).

(g)    Conversion Following a Record Date.  If the Conversion Date for any shares of Series A Preferred Stock is prior to the close of business on a Dividend Record Date or an Accrued Dividend Record Date, the Holder of such shares will not be entitled to any dividend in respect of such Dividend Record Date or Accrued Dividend Record Date, as applicable, other than through the inclusion of Accrued Dividends as of the Conversion Date in the calculation under Section 6(a) or Section 7(a), as applicable.  If the Conversion Date for any shares of Series A Preferred Stock is after the close of business on a Dividend Record Date or an Accrued Dividend Record Date but prior to the corresponding payment date for such dividend, the Holder of such shares as of such Dividend Record Date or Accrued Dividend Record Date, as applicable, shall be entitled to receive such dividend, notwithstanding the conversion of such shares prior to the applicable Dividend Payment Date; provided that the amount of such dividend shall not be included for the purpose of determining the amount of Accrued Dividends under Section 6(a) or Section 7(a), as applicable, with respect to such Conversion Date.

SECTION 5. Liquidation Rights.  (a) Liquidation.  In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company, the Holders shall be entitled, out of assets legally available therefor, before any distribution or payment out of the assets of the Company may be made to or set aside for the holders of any Junior Stock, and subject to the rights of the holders of any Senior Stock or Parity Stock and the rights of the Company’s existing and future creditors, to receive in full a liquidating distribution in cash and in the amount per share of Series A Preferred Stock equal to the greater of (i) the sum of (A) the Liquidation Preference plus (B) the Accrued Dividends with respect to such share of Series A Preferred Stock as of the date of such voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company and (ii) the amount such Holders would have received had such Holders, immediately prior to such voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company, converted such shares of Series A Preferred Stock into Common Stock (pursuant to Section 6 without regard to any of the limitations on convertibility contained therein).  Holders shall not be entitled to any further payments in the event of any such voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company other than what is expressly provided for in this Section 5 and will have no right or claim to any of the Company’s remaining assets.

(b)    Partial Payment.  If in connection with any distribution described in Section 5(a) above, the assets of the Company or proceeds therefrom are not sufficient to pay in full the aggregate liquidating distributions required to be paid pursuant to Section 5(a) to all Holders and the liquidating distributions payable all holders of any Parity Stock, the amounts distributed to the Holders and to the holders of all such Parity Stock shall be paid pro rata in accordance with the respective aggregate liquidating distributions to which they would otherwise be entitled if all amounts payable thereon were paid in full.

(c)    Merger, Consolidation and Sale of Assets Not Liquidation.  For purposes of this Section 5, the sale, conveyance, exchange or transfer (for cash, shares of stock, securities or other consideration) of all or substantially all of the property and assets of the Company shall not be deemed a voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company, nor shall the merger, consolidation, statutory exchange or any other business combination transaction of the Company into or with any other Person or the merger, consolidation, statutory exchange or any other business combination transaction of any other Person into or with the Company be deemed to be a voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company.

SECTION 6. Right of the Holders to Convert.

(a)    Each Holder shall have the right, at such Holder’s option, subject to the conversion procedures set forth in Section 8, to convert each share of such Holder’s Series A Preferred Stock at any time into (i) the number of shares of Common Stock equal to the quotient of (A) the sum of the Liquidation Preference and the Accrued Dividends with respect to such share of Series A Preferred Stock as of the applicable Conversion Date divided by (B) the Conversion Price as of the applicable Conversion Date plus (ii) cash in lieu of fractional shares as set out in Section 11(i).  The right of conversion may be exercised as to all or any portion of such Holder’s Series A Preferred Stock from time to time; provided that, in each case, no right of conversion may be exercised by a Holder in respect of fewer than 1,000 shares of Series A Preferred Stock (unless such conversion relates to all shares of Series A Preferred Stock held by such Holder).

(b)    The Company shall at all times reserve and keep available out of its authorized and unissued Common Stock, solely for issuance upon the conversion of the Series A Preferred Stock, such number of shares of Common Stock as shall from time to time be issuable upon the conversion of all the shares of Series A Preferred Stock then outstanding.  Any shares of Common Stock issued upon conversion of Series A Preferred Stock shall be duly authorized, validly issued, fully paid and nonassessable.

SECTION 7. Mandatory Conversion by the Company.  (a) At any time after the third anniversary of the Original Issuance Date, if the VWAP per share of Common Stock was greater than the Mandatory Conversion Price for at least thirty (30) Trading Days in any period of forty-five (45) consecutive Trading Days, the Company may elect to convert (a “Mandatory Conversion”) all, but not less than all, of the outstanding shares of Series A Preferred Stock into shares of Common Stock (the date selected by the Company for any Mandatory Conversion pursuant to this Section 7(a), the “Mandatory Conversion Date”).  In the case of a Mandatory Conversion, each share of Series A Preferred Stock then outstanding shall be converted into (i) the number of shares of Common Stock equal to the quotient of (A) the sum of the Liquidation Preference and the Accrued Dividends with respect to such share of Series A Preferred Stock as of the Mandatory Conversion Date divided by (B) the Conversion Price of such share in effect as of the Mandatory Conversion Date plus (ii) cash in lieu of fractional shares as set out in Section 11(i).

(b)    Notice of Mandatory Conversion.  If the Company elects to effect Mandatory Conversion, the Company shall, within ten (10) Business Days following the completion of the applicable forty-five (45) day Trading Period referred to in Section 7(a) above, provide notice of Mandatory Conversion to each Holder (such notice, a “Notice of Mandatory Conversion”).  The Mandatory Conversion Date selected by the Company shall be no less than ten (10) Business Days and no more than twenty (20) Business Days after the date on which the Company provides the Notice of Mandatory Conversion to the Holders.  The Notice of Mandatory Conversion shall state, as appropriate:

(i)    the Mandatory Conversion Date selected by the Company; and

(ii)    the Conversion Rate as in effect on the Mandatory Conversion Date, the number of shares of Common Stock to be issued to such Holder upon conversion of each share of Series A Preferred Stock held by such Holder and, if applicable, the amount of Accrued Dividends to be paid to such Holder upon conversion of each share of Series A Preferred Stock held by such Holder.

SECTION 8. Conversion Procedures and Effect of Conversion.  (a) Conversion Procedure.  A Holder must do each of the following in order to convert shares of Series A Preferred Stock pursuant to this Section 8(a):

(i)    in the case of a conversion pursuant to Section 6(a), complete and manually sign the conversion notice provided by the Conversion Agent (the “Conversion Notice”), and deliver such notice to the Conversion Agent; provided that a Conversion Notice may be conditional on the completion of a Change of Control or other corporate transaction;

(ii)    deliver to the Conversion Agent the certificate or certificates (if any) representing the shares of Series A Preferred Stock to be converted;

(iii)    if required, furnish appropriate endorsements and transfer documents; and

(iv)    if required, pay any stock transfer, documentary, stamp or similar taxes not payable by the Company pursuant to Section 21.

The foregoing clauses (ii), (iii) and (iv) shall be conditions to the issuance of shares of Common Stock to the Holders in the event of a Mandatory Conversion pursuant to Section 7 (but, for the avoidance of doubt, not to the Mandatory Conversion of the shares of Series A Preferred Stock on the Mandatory Conversion Date).

The “Conversion Date” means (A) with respect to conversion of any shares of Series A Preferred Stock at the option of any Holder pursuant to Section 6(a), the date on which such Holder complies with the procedures in this Section 8(a) (including the satisfaction of any conditions to conversion set forth in the Conversion Notice) and (B) with respect to Mandatory Conversion pursuant to Section 7(a), the Mandatory Conversion Date.

(b)    Effect of Conversion.  Effective immediately prior to the close of business on the Conversion Date applicable to any shares of Series A Preferred Stock, Dividends shall no longer accrue or be declared on any such shares of Series A Preferred Stock, and such shares of Series A Preferred Stock shall cease to be outstanding.

(c)    Record Holder of Underlying Securities as of Conversion Date.  The Person or Persons entitled to receive the Common Stock and, to the extent applicable, cash, securities or other property issuable upon conversion of Series A Preferred Stock on a Conversion Date shall be treated for all purposes as the record holder(s) of such shares of Common Stock and/or cash, securities or other property as of the close of business on such Conversion Date.  As promptly as practicable on or after the Conversion Date and compliance by the applicable Holder with the relevant procedures contained in Section 8(a) (and in any event no later than three (3) Trading Days thereafter), the Company shall issue the number of whole shares of Common Stock issuable upon conversion (and deliver payment of cash in lieu of fractional shares as set out in Section 11(i)) and, to the extent applicable, any cash, securities or other property issuable thereon.  Such delivery of shares of Common Stock, securities or other property shall be made, at the option of the Company, in certificated form or by book-entry.  Any such certificate or certificates shall be delivered by the Company to the appropriate Holder on a book-entry basis or by mailing certificates evidencing the shares to the Holders at their respective addresses as set forth in the Conversion Notice (in the case of a conversion pursuant to Section 6(a)) or in the records of the Company (in the case of a Mandatory Conversion).  In the event that a Holder shall not by written notice designate the name in which shares of Common Stock (and payments of cash in lieu of fractional shares) and, to the extent applicable, cash, securities or other property to be delivered upon conversion of shares of Series A Preferred Stock should be registered or paid, or the manner in which such shares, cash, securities or other property should be delivered, the Company shall be entitled to register and deliver such shares, securities or other property, and make such payment, in the name of the Holder and in the manner shown on the records of the Company.

(d)    Status of Converted or Reacquired Shares.  Shares of Series A Preferred Stock converted in accordance with these Articles Supplementary, or otherwise acquired by the Company in any manner whatsoever, shall return to the status of and constitute authorized but unissued shares of Preferred Stock, without classification as to series until such shares are once more classified as a particular series by the Board pursuant to the provisions of the Charter.

SECTION 9. Change of Control.  (a) Repurchase at the Option of the Holder.  Upon the occurrence of a Change of Control, each Holder of outstanding shares of Series A Preferred Stock shall have the option to require the Company to purchase (a “Change of Control Put”) any or all of its shares of Series A Preferred Stock at a purchase price per share of Series A Preferred Stock, payable in cash (in the case of clause (i)) or the applicable consideration (in the case of clause (ii)), equal to the greater of (i) the Liquidation Preference of such share of Series A Preferred Stock plus the Accrued Dividends in respect of such share of Series A Preferred Stock, in each case as of the applicable Change of Control Purchase Date and (ii) the amount of cash and/or other assets such Holder would have received had such Holder, immediately prior to such Change of Control, converted such share of Series A Preferred Stock into Common Stock (pursuant to Section 6 without regard to any of the limitations on convertibility contained therein) (the “Change of Control Purchase Price”); provided that, in each case (but, for purposes of clarity, not in the event where such holder actually converts its shares of Series A Preferred Stock into Common Stock), the Company shall only be required to pay the Change of Control Purchase Price after (i) the Satisfaction of the Indebtedness Obligations and to the extent permitted by the Specified Contract Terms and (ii) to the extent such purchase can be made out of funds legally available therefor.

(b)    Initial Change of Control Notice.  On or before the twentieth (20th) Business Day prior to the date on which the Company anticipates consummating a Change of Control (or, if later, promptly after the Company discovers that a Change of Control may occur), a written notice shall be sent by or on behalf of the Company to the Holders as they appear in the records of the Company, which notice shall contain the date on which the Change of Control is anticipated to be effected (or, if applicable, the date on which a Schedule TO or other schedule, form or report disclosing a Change of Control was filed).

(c)    Final Change of Control Notice.  Within 10 days following the effective date of the Change of Control (the “Change of Control Effective Date”) (or if the Company discovers later than such date that a Change of Control has occurred, promptly following the date of such discovery), a final written notice shall be sent by or on behalf of the Company to the Holders as they appear in the records of the Company, which notice shall contain:

(i)    the date by which the Holder must elect to exercise a Change of Control Put (which shall be no earlier than 30 days before the purchase date) (the “Change of Control Put Deadline”);

(ii)    the amount of cash and/or other consideration payable per share of Series A Preferred Stock, if such Holder elects to exercise a Change of Control Put;

(iii)    a description of the payments and other actions required to be made or taken in order to effect the Satisfaction of the Indebtedness Obligations;

(iv)    the purchase date for such shares (which shall be the later of (A) 61 days from the date such notice is mailed or (B) the day the Satisfaction of Indebtedness Obligations has occurred); and

(v)    the instructions a Holder must follow to exercise a Change of Control Put in connection with such Change of Control.

(d)    Change of Control Put Procedure.  To exercise a Change of Control Put, a Holder must, no later than 5:00 p.m., New York City time, on the Change of Control Put Deadline, surrender to the Conversion Agent the certificates representing the shares of Series A Preferred Stock to be repurchased by the Company or lost stock affidavits therefor.

(e)    Delivery upon Change of Control Put.  Upon a Change of Control Put, after the Satisfaction of the Indebtedness Obligations and subject to Section 9(i) below, the Company (or its successor) shall deliver or cause to be delivered to the Holder by mail or wire transfer the Change of Control Purchase Price of such Holder’s shares of Series A Preferred Stock.

(f)    Treatment of Shares.  If a Holder does not elect to effect a Change of Control Put pursuant to this Section 9 with respect to all of its shares of Series A Preferred Stock, the shares of Series A Preferred Stock held by it and not surrendered for purchase by the Company will remain outstanding until otherwise subsequently converted, redeemed, reclassified or canceled in accordance with the terms of these Articles Supplementary.  From and after the Change of Control Purchase Date with respect to any share of Series A

Preferred Stock for which a Holder elected to effect a Change of Control Put and that the Company has repurchased in accordance with the provisions of this Section 9, (i) Dividends shall cease to accrue on such share, (ii) such share shall no longer be deemed outstanding and (iii) all rights with respect to such share shall cease and terminate.  For the avoidance of doubt, notwithstanding anything contained herein to the contrary, until a share of Series A Preferred Stock is purchased by the payment in full of the applicable Change of Control Purchase Price, such share of Series A Preferred Stock will remain outstanding and will be entitled to all of the powers, designations, preferences and other rights provided herein, including that such share (x) may be converted pursuant to Section 6 and, if not so converted, (y) shall (A) accrue Dividends and (B) entitle the Holder thereof to the voting rights provided in Section 13; provided that any such shares that are converted prior to or on the Change of Control Purchase Date in accordance with these Articles Supplementary shall not be entitled to receive any payment of the Change of Control Purchase Price.

(g)    Partial Exercise of Change of Control Put.  In the event that a Change of Control Put is effected with respect to shares of Series A Preferred Stock representing less than all the shares of Series A Preferred Stock held by a Holder, upon such Change of Control Put, the Company shall execute and the Transfer Agent shall countersign and deliver to such Holder, at the expense of the Company, a certificate evidencing the shares of Series A Preferred Stock held by the Holder as to which a Change of Control Put was not effected (or book-entry interests representing such shares).

(h)    Redemption by the Company.  In the case of a Change of Control (other than pursuant to clause (ii)(c) of the definition of such term) (provided that for purposes of this Section 9(h), the references to “a majority” in the definition of Change of Control shall be deemed to be references to “80%”), any shares of Series A Preferred Stock as to which a Change of Control Put was not exercised may be redeemed, at the option of the Company (or its successor or the acquiring or surviving Person in such Change of Control), upon not less than thirty (30) nor more than sixty (60) days’ notice, which notice must be received by the affected Holders within thirty (30) days of the Change of Control Put Deadline, at a redemption price per share, payable in cash (in the case of clause (i)) or the applicable consideration (in the case of clause (ii)), equal to the greater of (i) (x) the Liquidation Preference as of the date of redemption plus (y) Accrued Dividends as of the date of redemption, plus (z) if the applicable redemption date is prior to the fifth anniversary of the first Dividend Payment Date, the amount equal to the net present value (computed using a discount rate of 10%) of the sum of all Dividends that would otherwise be payable on such share of Series A Preferred Stock on and after the applicable redemption date to and including the fifth anniversary of the first Dividend Payment Date and assuming the Company chose to pay such Dividends in cash and (ii) the amount of cash and/or other assets a Holder would have received had such Holder, immediately prior to such Change of Control, converted such share of Series A Preferred Stock into Common Stock (pursuant to Section 6 without regard to any of the limitations on convertibility contained therein).  Unless the Company (or its successor or the acquiring or surviving Person in such Change of Control) defaults in making the redemption payment on the applicable redemption date, on and after the redemption date, (A) Dividends shall cease to accrue on the shares of Series A Preferred Stock so called for redemption, (B) all shares of Series A Preferred Stock called for redemption shall no longer be deemed outstanding and (C) all rights with respect to such shares of Series A Preferred Stock shall on such redemption date cease and terminate, except only the right of the Holders thereof to receive the amount payable in such redemption.

(i)    Specified Contract Terms.  If the Company (A) shall not have sufficient funds legally available under the MGCL to purchase all shares of Series A Preferred Stock that Holders have requested to be purchased under Section 9(a) (the “Required Number of Shares”) or (B) will be in violation of Specified Contract Terms if it purchases the Required Number of Shares, the Company shall (i) purchase, pro rata among the Holders that have requested their shares be purchased pursuant to Section 9(a), a number of shares of Series A

Preferred Stock with an aggregate Change of Control Purchase Price equal to the lesser of (1) the amount legally available for the purchase of shares of Series A Preferred Stock under the MGCL and (2) the largest amount that can be used for such purchase not prohibited by Specified Contract Terms and (ii) purchase any shares of Series A Preferred Stock not purchased because of the foregoing limitations at the applicable Change of Control Purchase Price as soon as practicable after the Company is able to make such purchase out of assets legally available for the purchase of such share of Series A Preferred Stock and without violation of Specified Contract Terms.  The inability of the Company (or its successor) to make a purchase payment for any reason shall not relieve the Company (or its successor) from its obligation to effect any required purchase when, as and if permitted by applicable law and Specified Contract Terms.  If the Company fails to pay the Change of Control Purchase Price in full when due in accordance with this Section 9 in respect of some or all of the shares or Series A Preferred Shares to be repurchased pursuant to the Change of Control Put, the Company will pay Dividends on such shares not repurchased at a Dividend Rate equal to 8.0% per annum, accruing daily from such date until the Change of Control Purchase Price, plus all Accrued Dividends thereon, are paid in full in respect of such shares of Series A Preferred Stock.  Notwithstanding the foregoing, in the event a Holder elects to exercise a Change of Control Put pursuant to this Section 9 at a time when the Company is restricted or prohibited (contractually or otherwise) from redeeming some or all of the Series A Preferred Stock subject to the Change of Control Put, the Company will use its commercially reasonable efforts to obtain the requisite consents to remove or obtain an exception or waiver to such restrictions or prohibition.  Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity, including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to comply with its obligations under this Section 9.

(j)    Change of Control Agreements.  The Company shall not enter into any agreement for a transaction constituting a Change of Control unless (i) such agreement provides for or does not interfere with or prevent (as applicable) the exercise by the Holders of their Change of Control Put in an manner that is consistent with and gives effect to this Section 9, and (ii) the acquiring or surviving Person in such Change of Control represents or covenants, in form and substance reasonably satisfactory to the Board acting in good faith, that at the closing of such Change of Control that such Person shall have sufficient funds (which may include, without limitation, cash and cash equivalents on the Company’s balance sheet, the proceeds of any debt or equity financing, available lines of credit or uncalled capital commitments) to consummate such Change of Control and effect the Satisfaction of the Indebtedness Obligations and the payment of the Change of Control Put Price in respect of shares of Series A Preferred Stock that have not been converted into Common Stock prior to the Change of Control Effective Date pursuant to Section 6 or 7, as applicable.

SECTION 10. Redemption at the Option of the Holder.  (a) On each Designated Redemption Date, each Holder of shares of Series A Preferred Stock shall have the right (a “Redemption Right”) to require the Company to redeem any or all of the shares of Series A Preferred Stock of such Holder outstanding on such Designated Redemption Date, in each case to the extent not prohibited by law, at a redemption price, in cash, equal to the sum of (i) the Liquidation Preference of the shares of Series A Preferred Stock to be redeemed plus (ii) the Accrued Dividends with respect to such shares of Series A Preferred Stock as of the applicable Redemption Date (such price, the “Redemption Price”).

(b)    To exercise its Redemption Right pursuant to this Section 10 in respect of any Designated Redemption Date, a Holder must, no later than 5:00 p.m., New York City time, on the date that is 120 days prior to the Designated Redemption Date, deliver written notice thereof (a “Notice of Redemption”) to the Company and the Transfer Agent and surrender to the Transfer Agent the certificates representing the shares of Series A Preferred Stock to be redeemed by the Company.  On each Designated Redemption Date, the Company shall deliver or cause to be delivered to each Holder that has exercised its Redemption Right with respect to such Designated Redemption Date, by mail or wire transfer, the Redemption Price of the shares of Series A Preferred Stock in respect of which such Holder has delivered a Notice of Redemption in accordance herewith.

(c)    If a Holder does not elect to exercise its Redemption Right pursuant to this Section 10 with respect to all of its shares of Series A Preferred Stock, the shares of Series A Preferred Stock held by it and not surrendered for redemption by the Company will remain outstanding until otherwise subsequently converted, redeemed, reclassified or canceled.  From and after the Redemption Date with respect to any share of Series A Preferred Stock for which a Holder elected to effect a Redemption Right and the Company has redeemed in accordance with the provisions of this Section 10, (i) Dividends shall cease to accrue on such share, (ii) such share shall no longer be deemed outstanding and (iii) all rights with respect to such share shall cease and terminate.  For the avoidance of doubt, notwithstanding anything contained herein to the contrary, until a share of Series A Preferred Stock is redeemed by the payment in cash in full of the applicable Redemption Price, such share of Series A Preferred Stock will remain outstanding and will be entitled to all of the powers, designations, preferences and other rights provided herein.

(d)    In the event that a Redemption Right is exercised with respect to shares of Series A Preferred Stock representing less than all the shares of Series A Preferred Stock held by a Holder, upon such redemption, the Company shall execute and the Transfer Agent shall countersign and deliver to such Holder, at the expense of the Company, a certificate representing the shares of Series A Preferred Stock held by the Holder as to which a Redemption Right was not exercised (or book-entry interests representing such shares).

(e)    If the Company shall not have sufficient funds legally available under the MGCL to redeem, as of any Designated Redemption Date, all shares of Series A Preferred Stock with respect to which Holders have exercised a Redemption Right pursuant to this Section 10, the Company shall redeem on such Designated Redemption Date, pro rata among the Holders that have exercised their Redemption Right, a number of shares of Series A Preferred Stock with an aggregate Redemption Price equal to the amount legally available for the redemption of shares of Series A Preferred Stock under the MGCL on such Designated Redemption Date.  At such time, as soon as practicable thereafter, that the Company has sufficient funds legally available under the MGCL to redeem such shares of Series A Preferred Stock not redeemed because of the foregoing limitation at the applicable Redemption Price, the Company shall provide notice to the Holders of the availability of such funds and the Holders at that time may elect to invoke their Redemption Right pursuant to and in accordance with the provisions of this Section 10.  In addition, if the Company does not make the redemption payment as of any Designated Redemption Date relating to all of the shares of Series A Preferred Stock with respect to which Holders have exercised a Redemption Right pursuant to this Section 10, the Company will pay Dividends on such shares not redeemed at a Dividend Rate equal to 8.0% per annum, accruing daily from the Designated Redemption Date until the Redemption Price, plus all Accrued Dividends thereon, are paid in full in respect of such shares of Series A Preferred Stock.  The inability of the Company to make a redemption payment for any reason shall not relieve the Company from its obligation to effect any required redemption when, as and if permitted by applicable law.

SECTION 11. Anti-Dilution Adjustments.  (a) Adjustments.  The Conversion Rate will be subject to adjustment, without duplication, upon the occurrence of the following events, except that the Company shall not make any adjustment to the Conversion Rate if Holders of the Series A Preferred Stock participate, at the same time and upon the same terms as holders of Common Stock and solely as a result of holding shares of Series A Preferred Stock, in any transaction described in this Section 11(b), without having to convert their

Series A Preferred Stock, as if they held a number of shares of Common Stock equal to the Conversion Rate multiplied by the number of shares of Series A Preferred Stock held by such Holders:

(i)    The issuance of Common Stock as a dividend or distribution to all or substantially all holders of Common Stock, or a subdivision or combination of Common Stock or a reclassification of Common Stock into a greater or lesser number of shares of Common Stock, in which event the Conversion Rate shall be adjusted based on the following formula:

CR1    =     CR0 x (OS1 / OS0)

CR0    =     the Conversion Rate in effect immediately prior to the close of business on (i) the Record Date for such dividend or distribution, or (ii) the effective date of such subdivision, combination or reclassification

CR1    =     the new Conversion Rate in effect immediately after the close of business on (i) the Record Date for such dividend or distribution, or (ii) the effective date of such subdivision, combination or reclassification

OS0    =     the number of shares of Common Stock outstanding immediately prior to the close of business on (i) the Record Date for such dividend or distribution or (ii) the effective date of such subdivision, combination or reclassification

OS1    =     the number of shares of Common Stock that would be outstanding immediately after, and solely as a result of, the completion of such event

Any adjustment made pursuant to this clause (i) shall be effective immediately after the close of business on the Record Date for such dividend or distribution, or the effective date of such subdivision, combination or reclassification.  If any such event is announced or declared but does not occur, the Conversion Rate shall be readjusted, effective as of the date the Board announces that such event shall not occur, to the Conversion Rate that would then be in effect if such event had not been declared.

(ii)    The dividend, distribution or other issuance to all or substantially all holders of Common Stock of rights (other than rights, options or warrants distributed in connection with a stockholder rights plan (in which event the provisions of Section 11(a)(vii) shall apply), options or warrants entitling them to subscribe for or purchase shares of Common Stock for a period expiring forty-five (45) days or less from the date of issuance thereof, at a price per share that is less than the Current Market Price as of the Record Date for such issuance, in which event the Conversion Rate will be increased based on the following formula:

CR1     =     CR0 x [(OS0+X))] / (OS0+Y)

CR0     =     the Conversion Rate in effect immediately prior to the close of business on the Record Date for such dividend, distribution or issuance

CR1     =     the new Conversion Rate in effect immediately following the close of business on the Record Date for such dividend, distribution or issuance

OS0     =     the number of shares of Common Stock outstanding immediately prior to the close of business on the Record Date for such dividend, distribution or issuance

X     =     the total number of shares of Common Stock issuable pursuant to such rights, options or warrants

Y     =     the number of shares of Common Stock equal to the aggregate price payable to exercise such rights, options or warrants divided by the Current Market Price as of the Record Date for such dividend, distribution or issuance.

For purposes of this clause (ii), in determining whether any rights, options or warrants entitle the holders to purchase the Common Stock at a price per share that is less than the Current Market Price as of the Record Date for such dividend, distribution or issuance, there shall be taken into account any consideration the Company receives for such rights, options or warrants, and any amount payable on exercise thereof, with the value of such consideration, if other than cash, to be the Fair Market Value thereof.

Any adjustment made pursuant to this clause (ii) shall become effective immediately following the close of business on the Record Date for such dividend, distribution or issuance.  In the event that such rights, options or warrants are not so issued, the Conversion Rate shall be readjusted, effective as of the date the Board publicly announces its decision not to issue such rights, options or warrants, to the Conversion Rate that would then be in effect if such dividend, distribution or issuance had not been declared.  To the extent that such rights, options or warrants are not exercised prior to their expiration or shares of Common Stock are otherwise not delivered pursuant to such rights, options or warrants upon the exercise of such rights, options or warrants, the Conversion Rate shall be readjusted to the Conversion Rate that would then be in effect had the adjustments made upon the dividend, distribution or issuance of such rights, options or warrants been made on the basis of the delivery of only the number of shares of Common Stock actually delivered.

(iii)    The Company or one or more of its Subsidiaries purchases Common Stock pursuant to a tender offer or exchange offer (other than an exchange offer that constitutes a Distribution Transaction subject to Section 11(a)(v)) by the Company or a Subsidiary of the Company for all or any portion of the Common Stock, or otherwise acquires Common Stock (except in an open market purchase in compliance with Rule 10b-18 promulgated under the Exchange Act or through an “accelerated share repurchase” on customary terms) (a “Covered Repurchase”), if the cash and value of any other consideration included in the payment per share of Common Stock validly tendered, exchanged or otherwise acquired through a Covered Repurchase exceeds the arithmetic average of the VWAP per share of Common Stock for each of the ten (10) consecutive full Trading Days commencing on, and including, the Trading Day next succeeding the last day on which tenders or exchanges may be made pursuant to such tender or exchange offer (as it may be amended) or shares of Common Stock are otherwise acquired through a Covered Repurchase (the “Expiration Date”), in which event the Conversion Rate shall be adjusted based on the following formula:

CR1    =     CR0 x [(FMV + (SP1 x OS1))] / (SP1 x OS0)

CR0    =     the Conversion Rate in effect immediately prior to the close of business on the Expiration Date

CR1    =     the new Conversion Rate in effect immediately after the close of business on the Expiration Date

FMV    =     the Fair Market Value, on the Expiration Date, of all cash and any other consideration paid or payable for all shares validly tendered or exchanged and not withdrawn, or otherwise acquired through a Covered Repurchase, as of the Expiration Date

OS0    =     the number of shares of Common Stock outstanding immediately prior to the last time tenders or exchanges may be made pursuant to such tender or exchange offer (including the shares to be purchased in such tender or exchange offer) or shares are otherwise acquired through a Covered Repurchase

OS1    =     the number of shares of Common Stock outstanding immediately after the last time tenders or exchanges may be made pursuant to such tender or exchange offer (after giving effect to the purchase of shares in such tender or exchange offer) or shares are otherwise acquired through a Covered Repurchase

SP1    =     the arithmetic average of the VWAP per share of Common Stock for each of the ten (10) consecutive full Trading Days commencing on, and including, the Trading Day next succeeding the Expiration Date

Such adjustment shall become effective immediately after the close of business on the Expiration Date.  If an adjustment to the Conversion Rate is required under this Section 11(a)(iii), delivery of any additional shares of Common Stock that may be deliverable upon conversion as a result of an adjustment required under this Section 11(a)(iii) shall be delayed to the extent necessary in order to complete the calculations provided for in this Section 11(a)(iii).

In the event that the Company or any of its Subsidiaries is obligated to purchase Common Stock pursuant to any such tender offer, exchange offer or other commitment to acquire shares of Common Stock through a Covered Repurchase but is permanently prevented by applicable law from effecting any such purchases, or all such purchases are rescinded, then the Conversion Rate shall be readjusted to be the Conversion Rate that would have been then in effect if such tender offer, exchange offer or Covered Repurchase had not been made.

Notwithstanding anything to the contrary set forth herein, no adjustment to the Conversion Rate shall be made pursuant to this Section 11(a)(iii) as a result of purchases of shares of Common Stock by the Company in an amount not to exceed $1,000,000,000 to be consummated within 9 months following the Original Issuance Date.

(iv)    The Company shall, by dividend or otherwise, distribute to all or substantially all holders of its Common Stock (other than for cash in lieu of fractional shares), shares of any class of its Capital Stock, evidences of its indebtedness, assets, other property or securities, but excluding (A) dividends or distributions referred to in Section 11(a)(i) or Section 11(a)(ii) hereof, (B) Distribution Transactions as to which Section 11(a)(v) shall apply, (C) dividends or distributions paid exclusively in cash as to which Section 11(a)(vi) shall apply and (D) rights, options or warrants distributed in connection with a stockholder rights plan as to which Section 11(a)(vii) shall apply (any of such shares of its Capital Stock, indebtedness, assets or property that are not so excluded are hereinafter called the “Distributed Property”), then, in each such case the Conversion Rate shall be adjusted based on the following formula:

CR1    =     CR0 x [SP0 / (SP0 - FMV)]

CR0    =     the Conversion Rate in effect immediately prior to the close of business on the Record Date for such dividend or distribution

CR1    =     the new Conversion Rate in effect immediately after the close of business on the Record Date for such dividend or distribution

SP0    =     the Current Market Price as of the Record Date for such dividend or distribution

FMV    =     the Fair Market Value of the portion of Distributed Property distributed with respect to each outstanding share of Common Stock on the Record Date for such dividend or distribution; provided that, if FMV is equal or greater than SP0, then in lieu of the foregoing adjustment, the Company shall distribute to each holder of Series A Preferred Stock on the date the applicable Distributed Property is distributed to holders of Common Stock, but without requiring such holder to convert its shares of Series A Preferred Stock, in respect of each share of Series A Preferred Stock held by such holder, the amount of Distributed Property such holder would have received had such holder owned a number of shares of Common Stock equal to the Conversion Rate on the Record Date for such dividend or distribution

Any adjustment made pursuant to this clause (iv) shall be effective immediately after the close of business on the Record Date for such dividend or distribution.  If any such dividend or distribution is declared but does not occur, the Conversion Rate shall be readjusted, effective as of the date the Board announces that such dividend or distribution shall not occur, to the Conversion Rate that would then be in effect if such dividend or distribution had not been declared.

(v)    The Company effects a Distribution Transaction, in which case the Conversion Rate in effect immediately prior to the effective date of the Distribution Transaction shall be adjusted based on the following formula:

CR1    = CR0 x [(FMV + MP0) / MP0]

CR0    = the Conversion Rate in effect immediately prior to the close of business on the effective date of the Distribution Transaction

CR1    = the new Conversion Rate in effect immediately after the close of business on the effective date of the Distribution Transaction

FMV    = the arithmetic average of the volume-weighted average prices for a share of the capital stock or other interest distributed to holders of Common Stock on the principal United States securities exchange or automated quotation system on which such capital stock or other interest trades, as reported by Bloomberg (or, if Bloomberg ceases to publish such price, any successor service chosen by the Company) in respect of the period from the open of trading on the relevant Trading Day until the close of trading on such Trading Day (or if such volume-weighted average price is unavailable, the market price of one share of such capital stock or other interest on such Trading Day determined, using a volume-weighted average method, by an Independent Financial Advisor retained for such purpose by the Company), for each of the ten consecutive full Trading Days commencing with, and including, the effective date of the Distribution Transaction

MP0    =     the arithmetic average of the VWAP per share of Common Stock for each of the ten (10) consecutive full Trading Days commencing on, and including, the effective date of the Distribution Transaction

Such adjustment shall become effective immediately following the close of business on the effective date of the Distribution Transaction.  If an adjustment to the Conversion Rate is required under this Section 11(a)(v), delivery of any additional shares of Common Stock that may be deliverable upon conversion as a result of an adjustment required under this Section 11(a)(v) shall be delayed to the extent necessary in order to complete the calculations provided for in this Section 11(a)(v).

(vi)    The Company makes a cash dividend or distribution to all or substantially all holders of the Common Stock, the Conversion Rate shall be adjusted based on the following formula:

CR1 = CR0 x [SP0 / (SP0 – C)]

CR0    = the Conversion Rate in effect immediately prior to the close of business on the Record Date for such dividend or distribution

CR1    = the new Conversion Rate in effect immediately after the close of business on the Record Date for such dividend or distribution

SP0    = the Current Market Price as of the Record Date for such dividend or distribution

C    =     the amount in cash per share of Common Stock the Company distributes to all or substantially all holders of its Common Stock; provided that, if C is equal or greater than SP0, then in lieu of the foregoing adjustment, the Company shall pay to each holder of Series A Preferred Stock on the date the applicable cash dividend or distribution is made to holders of Common Stock, but without requiring such holder to convert its shares of Series A Preferred Stock, in respect of each share of Series A Preferred Stock held by such holder, the amount of cash such holder would have received had such holder owned a number of shares of Common Stock equal to the Conversion Rate on the Record Date for such dividend or distribution

Any adjustment made pursuant to this clause (vi) shall be effective immediately after the close of business on the Record Date for such dividend or distribution.  If any dividend or distribution is declared but not paid, the Conversion Rate shall be readjusted, effective as of the date the Board announces that such dividend or distribution will not be paid, to the Conversion Rate that would then be in effect if such had dividend or distribution not been declared.

(vii)    If the Company has a stockholder rights plan in effect with respect to the Common Stock on any Conversion Date, upon conversion of any shares of the Series A Preferred Stock, Holders of such shares will receive, in addition to the applicable number of shares of Common Stock, the rights under such rights plan relating to such Common Stock, unless, prior to such Conversion Date, the rights have (i) become exercisable or (ii) separated from the shares of Common Stock (the first of such events to occur, a “Trigger Event”), in which case, the Conversion Rate will be adjusted, effective automatically at the time of such Trigger Event, as if the Company had made a distribution of such rights to all holders of the Company Common Stock as described in Section 11(a)(ii) (without giving effect to the forty-five (45) day limit on the exercisability of rights, options or warrants ordinarily subject to such Section 11(a)(ii)), subject to appropriate readjustment in the event of the expiration, termination or redemption of such rights prior to the exercise, deemed exercise or exchange thereof.  Notwithstanding the foregoing, to the extent any such stockholder rights are exchanged by the Company for shares of Common Stock or other property or securities, the Conversion Rate shall be appropriately readjusted as if such stockholder rights had not been issued, but the Company had instead issued such shares of Common Stock or other property or securities as a dividend or distribution of shares of Common Stock pursuant to Section 11(a)(i) or Section 11(a)(iv), as applicable.

To the extent that such rights are not exercised prior to their expiration, termination or redemption, the Conversion Rate shall be readjusted to the Conversion Rate that would then be in effect had the adjustments made upon the occurrence of the Trigger Event been made on the basis of the issuance of, and the receipt of the exercise price with respect to, only the number of shares of Common Stock actually issued pursuant to such rights.

Notwithstanding anything to the contrary in this Section 11(a)(vii), no adjustment shall be required to be made to the Conversion Rate with respect to any Holder which is, or is an “affiliate” or “associate” of, an “acquiring person” under such stockholder rights plan or with respect to any direct or indirect transferee of such Holder who receives Series A Preferred Stock in such transfer after the time such Holder becomes, or its affiliate or associate becomes, such an “acquiring person”.

(b)    Calculation of Adjustments.  All adjustments to the Conversion Rate shall be calculated by the Company to the nearest 1/10,000th of one share of Common Stock (or if there is not a nearest 1/10,000th of a share, to the next lower 1/10,000th of a share).  No adjustment to the Conversion Rate will be required unless such adjustment would require an increase or decrease of at least one percent of the Conversion Rate; provided, however, that any such adjustment that is not required to be made will be carried forward and taken into account in any subsequent adjustment; provided, further that any such adjustment of less than one percent that has not been made will be made upon any Conversion Date.

(c)    When No Adjustment Required.  (3) Except as otherwise provided in this Section 11, the Conversion Rate will not be adjusted for the issuance of Common Stock or any securities convertible into or exchangeable for Common Stock or carrying the right to purchase any of the foregoing, or for the repurchase of Common Stock.

(ii)    Except as otherwise provided in this Section 11, the Conversion Rate will not be adjusted as a result of the issuance of, the distribution of separate certificates representing, the exercise or redemption of, or the termination or invalidation of, rights pursuant to any stockholder rights plans.

(iii) No adjustment to the Conversion Rate will be made:

(A)    upon the issuance of any shares of Common Stock pursuant to any present or future plan providing for the reinvestment of dividends or interest payable on securities of the Company and the investment of additional optional amounts in Common Stock under any plan in which purchases are made at market prices on the date or dates of purchase, without discount, and whether or not the Company bears the ordinary costs of administration and operation of the plan, including brokerage commissions;

(B)    upon the issuance of any shares of Common Stock or options or rights to purchase such shares pursuant to any present or future employee, director or consultant benefit plan or program of or assumed by the Company or any of its Subsidiaries or of any employee agreements or arrangements or programs;

(C)    upon the issuance of any shares of Common Stock pursuant to any option, warrant, right, or exercisable, exchangeable or convertible security; or

(D) for a change in the par value of the Common Stock.

(d)    Successive Adjustments.  After an adjustment to the Conversion Rate under this Section 11, any subsequent event requiring an adjustment under this Section 11 shall cause an adjustment to each such Conversion Rate as so adjusted.

(e)    Multiple Adjustments.  For the avoidance of doubt, if an event occurs that would trigger an adjustment to the Conversion Rate pursuant to this Section 11 under more than one subsection hereof, such event, to the extent fully taken into account in a single adjustment, shall not result in multiple adjustments hereunder; provided, however, that if more than one subsection of this Section 11 is applicable to a single event, the subsection shall be applied that produces the largest adjustment.

(f) Reserved.

(g)    Notice of Adjustments.  Whenever the Conversion Rate is adjusted as provided under this Section 11, the Company shall as soon as reasonably practicable following the occurrence of an event that requires such adjustment (or if the Company is not aware of such occurrence, as soon as reasonably practicable after becoming so aware):

(i)    compute the adjusted applicable Conversion Rate in accordance with this Section 11 and prepare and transmit to the Conversion Agent an Officer’s Certificate setting forth the applicable Conversion Rate, the method of calculation thereof, and the facts requiring such adjustment and upon which such adjustment is based; and

(ii)    provide a written notice to the Holders of the occurrence of such event and a statement in reasonable detail setting forth the method by which the adjustment to the applicable Conversion Rate was determined and setting forth the adjusted applicable Conversion Rate.

(h)    Conversion Agent.  The Conversion Agent shall not at any time be under any duty or responsibility to any Holder to determine whether any facts exist that may require any adjustment of the

Conversion Rate or with respect to the nature or extent or calculation of any such adjustment when made, or with respect to the method employed in making the same.  The Conversion Agent shall be fully authorized and protected in relying on any Officer’s Certificate delivered pursuant to this Section 11(h) and any adjustment contained therein and the Conversion Agent shall not be deemed to have knowledge of any adjustment unless and until it has received such certificate.  The Conversion Agent shall not be accountable with respect to the validity or value (or the kind or amount) of any shares of Common Stock, or of any securities or property, that may at the time be issued or delivered with respect to any Series A Preferred Stock and the Conversion Agent makes no representation with respect thereto.  The Conversion Agent shall not be responsible for any failure of the Company to issue, transfer or deliver any shares of Common Stock pursuant to the conversion of Series A Preferred Stock or to comply with any of the duties, responsibilities or covenants of the Company contained in this Section 11.

(i)    Fractional Shares.  No fractional shares of Common Stock will be delivered to the Holders upon conversion.  In lieu of fractional shares otherwise issuable, the Holders will be entitled to receive, at the Company’s sole discretion, either (i) an amount in cash equal to the fraction of a share of Common Stock multiplied by the Closing Price of the Common Stock on the Trading Day immediately preceding the applicable Conversion Date or (ii) one additional whole share of Common Stock.  In order to determine whether the number of shares of Common Stock to be delivered to a Holder upon the conversion of such Holder’s shares of Series A Preferred Stock will include a fractional share, such determination shall be based on the aggregate number of shares of Series A Preferred Stock of such Holder that are being converted on any single Conversion Date.

SECTION 12.  Adjustment for Reorganization Events.

(a) Reorganization Events.  In the event of:

(i)    any reclassification, statutory exchange, merger, consolidation or other similar business combination of the Company with or into another Person, in each case, pursuant to which at least a majority of the Common Stock (but not the Series A Preferred Stock) is changed or converted into, or exchanged for, cash, securities or other property of the Company or another Person;

(ii)    any sale, transfer, lease or conveyance to another Person of all or a majority of the property and assets of the Company, in each case pursuant to which the Common Stock (but not the Series A Preferred Stock) is converted into cash, securities or other property; or

(iii)    any statutory exchange of securities of the Company with another Person (other than in connection with a merger or acquisition) or reclassification, recapitalization or reorganization of the Common Stock (but not the Series A Preferred Stock) into other securities; (each of which is referred to as a “Reorganization Event”), each share of Series A Preferred Stock outstanding immediately prior to such Reorganization Event will, without the consent of the Holders and subject to Section 12(d), remain outstanding but shall become convertible into, out of funds legally available therefor, the number, kind and amount of securities, cash and other property (the “Exchange Property”) (without any interest on such Exchange Property and without any right to dividends or distribution on such Exchange Property which have a record date that is prior to the applicable Conversion Date) that the Holder of such share of Series A Preferred Stock would have received in such Reorganization Event had such Holder converted its shares of Series A Preferred Stock into the applicable number of shares of Common Stock immediately prior to the effective date of the Reorganization Event using the Conversion Rate applicable immediately prior to the effective date of the Reorganization Event and the Liquidation Preference applicable at the time of such subsequent conversion;

provided that the foregoing shall not apply if such Holder is a Person with which the Company consolidated or into which the Company merged or which merged into the Company or to which such sale or transfer was made, as the case may be (any such Person, a “Constituent Person”), or an Affiliate of a Constituent Person, to the extent such Reorganization Event provides for different treatment of Common Stock held by such Persons.  If the kind or amount of securities, cash and other property receivable upon such Reorganization Event is not the same for each share of Common Stock held immediately prior to such Reorganization Event by a Person (other than a Constituent Person or an Affiliate thereof), then for the purpose of this Section 12(a), the kind and amount of securities, cash and other property receivable upon conversion following such Reorganization Event will be deemed to be the weighted average of the types and amounts of consideration received by the holders of Common Stock.

(b)    Successive Reorganization Events.  The above provisions of this Section 12 shall similarly apply to successive Reorganization Events and the provisions of Section 11 shall apply to any shares of Capital Stock received by the holders of the Common Stock in any such Reorganization Event.

(c)    Reorganization Event Notice.  The Company (or any successor) shall, no less than thirty (30) days prior to the anticipated effective date of any Reorganization Event, provide written notice to the Holders of such occurrence of such event and of the kind and amount of the cash, securities or other property that constitutes the Exchange Property.  Failure to deliver such notice shall not affect the operation of this Section 12.

(d)    Reorganization Event Agreements.  The Company shall not enter into any agreement for a transaction constituting a Reorganization Event unless (i) such agreement provides for or does not interfere with or prevent (as applicable) conversion of the Series A Preferred Stock into the Exchange Property in a manner that is consistent with and gives effect to this Section 12, and (ii) to the extent that the Company is not the surviving corporation in such Reorganization Event or will be dissolved in connection with such Reorganization Event, proper provision shall be made in the agreements governing such Reorganization Event for the conversion of the Series A Preferred Stock into stock of the Person surviving such Reorganization Event or such other continuing entity in such Reorganization Event.

SECTION 13. Voting Rights.

(a)    General.  Except as provided in Section 13(b) and Section 14, Holders of shares of Series A Preferred Stock shall be entitled to vote as a single class with the holders of the Common Stock and the holders of any other class or series of Capital Stock of the Company then entitled to vote with the Common Stock on all matters submitted to a vote of the holders of Common Stock (and, if applicable, holders of any other class or series of Capital Stock of the Company).  Each Holder shall be entitled to the number of votes equal to the largest number of whole shares of Common Stock into which all shares of Series A Preferred Stock held of record by such Holder could then be converted pursuant to Section 6 at the record date for the determination of stockholders entitled to vote or consent on such matters or, if no such record date is established, at the date such vote or consent is taken or any written consent of stockholders is first executed.  The Holders shall be entitled to notice of any meeting of holders of Common Stock in accordance with the Bylaws of the Company.

(b)    Adverse Changes.  The vote or consent of the Holders of at least a majority of the shares of Series A Preferred Stock outstanding at such time, voting together as a separate class, given in person or by proxy, either in writing without a meeting or by vote at any meeting called for the purpose, will be necessary for effecting or validating any of the following actions, whether or not such approval is required pursuant to the MGCL:

(i)    any amendment, alteration or repeal (whether by merger, consolidation or otherwise) of any provision of the Charter (including these Articles Supplementary) or Bylaws that would have an adverse effect on the rights, preferences, privileges or voting power of the Series A Preferred Stock or the Holder thereof; and

(ii)    any amendment or alteration (whether by merger, consolidation or otherwise) of, or any supplement (whether by articles supplementary or otherwise) to, the Charter or any provision thereof, or any other action to authorize, create or classify, or increase the number of authorized or issued shares of, or any securities convertible into shares of, or reclassify any security into, or issue, any Parity Stock or Senior Stock or any other class or series of Capital Stock of the Company ranking senior to, or on a parity basis with, the Series A Preferred Stock as to dividend rights or rights on the distribution of assets on any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company; provided, however, (A) that, with respect to the occurrence of any of the events set forth in clause (i) above, so long as (1) the Series A Preferred Stock remains outstanding with the terms thereof materially unchanged, or (2) the holders of the Series A Preferred Stock receive equity securities with rights, preferences, privileges and voting power substantially the same as those of the Series A Preferred Stock, then the occurrence of such event shall not be deemed to adversely affect such rights, preferences, privileges or voting power of the Series A Preferred Stock, and in such case such holders shall not have any voting rights with respect to the occurrence of any of the events set forth in clause (i) above and (B) that the authorization, creation or classification of, or the increase in the number of authorized or issued shares of, or any securities convertible into shares of, or the reclassification of any security (other than the Series A Preferred Stock) into, or the issuance of, Junior Stock will not require the vote the holders of the Series A Preferred Stock.

For purposes of this Section 13, the filing in accordance with applicable law of articles supplementary or any similar document setting forth or changing the designations, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications or other terms of any class or series of stock of the Company shall be deemed an amendment to the Charter.

(c)    Each Holder of Series A Preferred Stock will have one vote per share on any matter on which Holders of Series A Preferred Stock are entitled to vote separately as a class, whether at a meeting or by written consent.

(d)    The vote or consent of the Holders of a majority of the shares of Series A Preferred Stock outstanding at such time, voting together as a single class, given in person or by proxy, either in writing without a meeting or by vote at any meeting called for the purpose, will be sufficient to waive or amend the provisions of Section 9(j) of these Articles Supplementary, and any amendment or waiver of any of the provisions of Section 9(j) approved by such percentage of the Holders shall be binding on all of the Holders.

(e)    For the avoidance of doubt, the Holders of Series A Preferred Stock shall have the exclusive consent and voting rights set forth in Sections 13(b) and 14 and may take action or consent to any action with respect to such rights without a meeting by delivering a consent in writing or by electronic transmission of the Holders of the Series A Preferred Stock entitled to cast not less than the minimum number of votes that would be necessary to authorize, take or consent to such action at a meeting of stockholders.

SECTION 14. Election of Directors.  Provided that the Fall-Away of Purchaser Board Rights has not occurred, at each annual meeting of the Company’s stockholders at which the Company has agreed to nominate one or more Purchaser Designee for election to the Board pursuant to and in accordance with the Investment Agreement, the Holders of a majority of the then outstanding shares of Series A Preferred Stock shall have the exclusive right, voting separately as a class, to elect such Purchaser Designee(s) to the Board, irrespective of whether the Company has nominated such Purchaser Designee(s).

SECTION 15. Appraisal Rights; Preemptive Rights.  Holders of the Series A Preferred Stock shall not be entitled to exercise any rights of an objecting stockholder provided for under Title 3, Subtitle 2 of the MGCL or any successor statute unless the Board, upon the affirmative vote of a majority of the Board and upon such terms and conditions as specified by the Board, shall determine that such rights apply, with respect to the Series A Preferred Stock, to one or more transactions occurring after the date of such determination in connection with which Holders would otherwise be entitled to exercise such rights.  Except for the right to participate in any issuance of new equity securities by the Company, as set forth in the Investment Agreement, the Holders shall not have any preemptive rights.

SECTION 16. Term.  Except as expressly provided in these Articles Supplementary, the shares of Series A Preferred Stock shall not be redeemable or otherwise mature and the term of the Series A Preferred Stock shall be perpetual.

SECTION 17. Creation of Capital Stock.  Subject to Section 13(b)(ii), the Board, or any duly authorized committee thereof, without the vote of the Holders, may authorize and issue additional shares of Capital Stock of the Company.

SECTION 18. No Sinking Fund.  Shares of Series A Preferred Stock shall not be subject to or entitled to the operation of a retirement or sinking fund.

SECTION 19. Transfer Agent, Conversion Agent, Registrar and Paying Agent.  The duly appointed Transfer Agent, Conversion Agent, Registrar and paying agent for the Series A Preferred Stock shall be Wells Fargo Bank, N. A.  The Company may, in its sole discretion, appoint any other Person to serve as Transfer Agent, Conversion Agent, Registrar or paying agent for the Series A Preferred Stock and thereafter may remove or replace such other Person at any time.  Upon any such appointment or removal, the Company shall send notice thereof by first class mail, postage prepaid, to the Holders.

SECTION 20. Replacement Certificates.  (a) Mutilated, Destroyed, Stolen and Lost Certificates.  If physical certificates evidencing the Series A Preferred Stock are issued, the Company shall replace any mutilated certificate at the Holder’s expense upon surrender of that certificate to the Transfer Agent.  The Company shall replace certificates that become destroyed, stolen or lost at the Holder’s expense upon delivery to the Company and the Transfer Agent of satisfactory evidence that the certificate has been destroyed, stolen or lost, together with any indemnity that may be required by the Transfer Agent and the Company.

(b)    Certificates Following Conversion.  If physical certificates representing the Series A Preferred Stock are issued, the Company shall not be required to issue replacement certificates representing shares of Series A Preferred Stock on or after the Conversion Date applicable to such shares.  In place of the delivery of a replacement certificate following the applicable Conversion Date, the Transfer Agent, upon receipt of the satisfactory evidence and indemnity described in clause (a) above, shall deliver the shares of Common Stock issuable upon conversion of such shares of Series A Preferred Stock formerly evidenced by the physical certificate.

SECTION 21. Taxes.

(a)    Transfer Taxes.  The Company shall pay any and all stock transfer, documentary, stamp and similar taxes that may be payable in respect of any issuance or delivery of shares of Series A Preferred Stock or shares of Common Stock or other securities issued on account of Series A Preferred Stock pursuant hereto or certificates representing such shares or securities.  The Company shall not, however, be required to pay any such tax that may be payable in respect of any transfer involved in the issuance or delivery of shares of Series A Preferred Stock, shares of Common Stock or other securities to a beneficial owner other than the beneficial owner of the of Series A Preferred Stock immediately prior to such conversion, and shall not be required to make any such issuance, delivery or payment unless and until the Person otherwise entitled to such issuance, delivery or payment has paid to the Company the amount of any such tax or has established, to the satisfaction of the Company, that such tax has been paid or is not payable.

(b)    Withholding.  All payments and distributions (or deemed distributions) on the shares of Series A Preferred Stock (and on the shares of Common Stock received upon their conversion) shall be subject to withholding and backup withholding of taxes to the extent required by law, subject to applicable exemptions, and amounts withheld, if any, shall be treated as received by the Holders.

SECTION 22. Notices.  All notices referred to herein shall be in writing and, unless otherwise specified herein, all notices hereunder shall be deemed to have been given upon the earlier of receipt thereof or three (3) Business Days after the mailing thereof if sent by registered or certified mail (unless first class mail shall be specifically permitted for such notice under the terms of these Articles Supplementary) with postage prepaid, addressed: (i) if to the Company, to its office at NCR Corporation, ~~7 World Trade Center, 250 Greenwich Street, New York, NY, 10007~~ 864 Spring Street NW, Atlanta, GA 30308 (Attention: General Counsel), (ii) if to any Holder, to such Holder at the address of such Holder as listed in the stock record books of the Company (which may include the records of the Transfer Agent) or (iii) to such other address as the Company or any such Holder, as the case may be, shall have designated by notice similarly given.

SECTION 23. Facts Ascertainable.  When the terms of these Articles Supplementary refer to a specific agreement or other document to determine the meaning or operation of a provision hereof, the Secretary of the Company shall maintain a copy of such agreement or document at the principal executive offices of the Company and a copy thereof shall be provided free of charge to any Holder who makes a request therefor.  The Secretary of the Company shall also maintain a written record of the Issuance Date, the number of shares of Series A Preferred Stock issued to a Holder and the date of each such issuance, and shall furnish such written record free of charge to any Holder who makes a request therefor.

SECTION 24. Waiver.  Notwithstanding any provision in these Articles Supplementary to the contrary, any provision contained herein and any right of the Holders of Series A Preferred Stock granted hereunder may be waived as to all shares of Series A Preferred Stock (and the Holders thereof) upon the vote or written consent of the Holders of a majority of the shares of Series A Preferred Stock then outstanding.

SECTION 25. Severability.  If any term of the Series A Preferred Stock set forth herein is invalid, unlawful or incapable of being enforced by reason of any rule of law or public policy, all other terms set forth herein which can be given effect without the invalid, unlawful or unenforceable term will, nevertheless, remain in full force and effect, and no term herein set forth will be deemed dependent upon any other such term unless so expressed herein.

Note to Investors This proxy statement and Annual Report contains forward-looking statements.  Forward-looking statements use words such as “expect,” “anticipate,” “outlook,” “intend,” “plan,” “believe,” “will,” “should,” “would,” “could” and words of similar meaning.  Statements that describe or relate to NCR’s plans, goals, intentions, strategies or financial outlook, and statements that do not relate to historical or current fact, are examples of forward-looking statements.  The forward-looking statements in this proxy statement and Annual Report include statements regarding NCR’s revenue growth expectations and investments in strategic growth platforms; NCR’s expected shift to recurring revenue streams; NCR’s spend optimization program in 2019 and its impact on operating margins; NCR’s capital allocations for 2019 including internal investments in strategic growth platforms; NCR’s expectations regarding acquisition activity; NCR’s expected areas of focus to drive growth and create long-term stockholder value; NCR’s plans to diversify revenue and streamline costs; and expectations regarding ATM production rates and ATM revenues.  Forward-looking statements are based on our current beliefs, expectations and assumptions, which may not prove to be accurate, and involve a number of known and unknown risks and uncertainties, many of which are out of NCR’s control.  Forward-looking statements are not guarantees of future performance, and there are a number of important factors that could cause actual outcomes and results to differ materially from the results contemplated by such forward-looking statements, including those factors relating to:  the strength of demand and pricing for ATMs and other financial services hardware and its effect on the results of our businesses and reportable segments; domestic and global economic and credit conditions including, in particular, those resulting from the imposition or threat of protectionist trade policies or import or export tariffs, global and regional market conditions and spending trends in the financial services and retail industries, new comprehensive U.S. tax legislation, modified or new global or regional trade agreements, the determination by the United Kingdom to exit the European Union, uncertainty over further potential changes in Eurozone participation and fluctuations in oil and commodity prices; the transformation of our business model and shift to recurring revenue; our ability to improve execution in our sales and services organizations; our ability to successfully introduce new solutions and compete in the technology industry; cybersecurity risks and compliance with data privacy and protection requirements; the possibility of disruptions in or problems with our data center hosting facilities; defects or errors in our products; the impact of our indebtedness and its terms on our financial and operating activities; the historical seasonality of our sales; tax rates and U.S. tax legislation; foreign currency fluctuations; the success of our restructuring plans and cost reduction initiatives, including those in our Hardware segment; manufacturing disruptions, including those caused by or related to outsourced manufacturing; the availability and success of acquisitions, divestitures and alliances; our pension strategy and underfunded pension obligation; reliance on third party suppliers; the impact of the terms of our strategic relationship with Blackstone and our Series A Convertible Preferred Stock; our multinational operations, including in new and emerging markets; collectability difficulties in subcontracting relationships in certain geographical markets; development and protection of intellectual property; workforce turnover and the ability to attract and retain skilled employees; uncertainties or delays associated with the transition of key business leaders; environmental exposures from our historical and ongoing manufacturing activities; and uncertainties with regard to regulations, lawsuits, claims, and other matters across various jurisdictions.  Additional information concerning these and other factors can be found in the Company’s filings with the U.S. Securities and Exchange Commission, including the Company’s most recent annual report on Form 10-K contained in this proxy statement and Annual Report.  Any forward-looking statement speaks only as of the date on which it is made.  NCR does not undertake any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Detach Here

2019 ANNUAL MEETING OF STOCKHOLDERS

APRIL 24, 2019 9:00 A.M.

RESERVATION REQUEST FORM

If you wish to attend the 2019 Annual Meeting of Stockholders (the “Annual Meeting”) webcast at the offices of Venable LLP (located at 750 E. Pratt Street, Suite 900, Baltimore, MD 21202) please complete the following information and return to James M. Bedore, Executive Vice President, General Counsel and Secretary, NCR Corporation, 864 Spring Street NW, Atlanta, GA 30308-1007. Please note that no members of management or the Board of Directors will be in attendance at Venable LLP’s offices.

Your name and address:

Number of shares of NCR common stock you hold (if applicable):
Number of shares of NCR Series A Convertible Preferred Stock you hold (if applicable):

Please note that if you hold your shares through a bank, broker or other nominee (i.e., in street name), you may be able to authorize your proxy by telephone or the Internet as well as by mail. You should follow the instructions you receive from your bank, broker or other nominee to vote these shares. Also, if you hold your shares in street name, you must obtain a proxy executed in your favor from your bank, broker or nominee to be able to vote via the Annual Meeting webcast. If the shares listed above are not registered in your name, identify the name of the registered stockholder below and include evidence that you beneficially own the shares.

Record stockholder:

(name of your bank, broker, or other nominee)

THIS IS NOT A PROXY CARD

864 SPRING STREET NW ATLANTA, GA 30308

Your Internet or telephone authorization authorizes the named proxies to vote the shares in the same manner as if you marked, signed and returned your proxy card.

AUTHORIZE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on April 23, 2019 for shares held directly and by 11:59 p.m. Eastern Time on April 18, 2019 for shares held in a Plan. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

AUTHORIZE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on April 23, 2019 for shares held directly and by 11:59 p.m. Eastern Time on April 18, 2019 for shares held in a Plan. Have your proxy card in hand when you call and then follow the instructions.

AUTHORIZE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to NCR Corporation, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

VOTE DURING THE MEETING

During The Meeting - Go to www.virtualshareholdermeeting.com/NCR2019

You may attend the Meeting via webcast and vote during the Meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

ELECTRONIC DELIVERY OF FUTURE STOCKHOLDER COMMUNICATIONS

If you would like to reduce the costs incurred by NCR in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to authorize your vote using the Internet and, when prompted, indicate that you agree to receive or access stockholder communications electronically in future years.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E59136-P18469-Z74320                                 KEEP THIS PORTION FOR YOUR RECORDS

— — — — — — — — — — — —  — — — — — — — — — — — — — — — — — — — —  — — — — — — — — — — — — — — — — — — — —  — — — — — —

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

NCR CORPORATION (COMMON STOCK)	For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends you vote FOR the following:
Vote on Directors:	☐	☐	☐
1. Election of Directors

01) Richard L. Clemmer 02) Robert P. DeRodes 03) Deborah A. Farrington 04) Michael D. Hayford	05) Kurt P. Kuehn 06) Linda Fayne Levinson 07) Frank R. Martire 08) Matthew A. Thompson

Vote on Proposals:
The Board of Directors recommends you vote FOR the following proposals:	For	Against	Abstain

2. To approve, on an advisory basis, compensation of the named executive officers as more particularly described in the proxy materials.	☐	☐	☐

3.  To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019 as more particularly described in the proxy materials.

	☐	☐	☐

4. To approve the Directors’ proposal to amend and restate the charter of the Company to eliminate the supermajority provisions as more particularly described in the proxy materials.	☐	☐	☐

NOTE: This meeting will consider such other business as may properly come before the meeting or any postponement or adjournment thereof, and the proxy authorized herein will vote in his discretion on any such matters, provided the holders of common stock are entitled to vote.

NOTE: If you attend the meeting and decide to vote by ballot, your ballot will supersede this proxy. Please sign exactly as your name appears on the records of the Company and enter the date on which you sign. If the shares are held jointly, each holder should sign. If signing for a corporation or partnership or as an agent, attorney, guardian or fiduciary, indicate the capacity in which you are signing.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Annual Meeting of Stockholders

NCR’s 2019 Annual Meeting of Stockholders will be held at 9:00 a.m. on April 24, 2019 via a virtual meeting that will be webcast and can be accessed at www.virtualshareholdermeeting.com/NCR2019. Please see your proxy statement for instructions should you wish to attend the virtual meeting.

Important Notice Regarding the Availability of Proxy Materials for the 2019 Annual Meeting:

The Notice of 2019 Annual Meeting of Stockholders and Proxy Statement, and 2018 Annual Report

on Form 10-K, are available at www.proxyvote.com.

— — — — — — — — — — — — —  —  — — — — — —  — — — — — — — —  — — — — — —  — — — — — —  — — — — — — — — — — — — — — — — —

E59137-P18469-Z74320

NCR CORPORATION

COMMON STOCK

Proxy/Voting Instruction Card

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF NCR

FOR NCR’S 2019 ANNUAL MEETING OF STOCKHOLDERS AT 9:00 A.M. ON APRIL 24, 2019

The undersigned stockholder of NCR Corporation, a Maryland corporation (“NCR” or the “Company”), hereby appoints Michael D. Hayford, James M. Bedore and Andre J. Fernandez, and each of them, as proxies, and with full power of substitution, in each of them, with the powers the undersigned would possess if personally present at NCR’s 2019 Annual Meeting of Stockholders to be held via a live webcast on April 24, 2019, and at any postponement or adjournment thereof, to vote all shares of common stock of NCR that the undersigned is entitled to vote upon any matter that may properly come before the meeting that shares of common stock may vote upon, including the matters described in the accompanying Proxy Statement and Notice of the 2019 Annual Meeting of Stockholders. This proxy also provides voting instructions to the trustee of the NCR Savings Plan and to the trustees and administrators of other plans, with regard to shares of NCR common stock the undersigned may hold under such plans for which the undersigned is entitled to vote at said meeting to the extent permitted by such plans and their trustees and administrators. The undersigned hereby acknowledges receipt of the Notice of the 2019 Annual Meeting of Stockholders and of the accompanying Proxy Statement, the terms of each of which are incorporated by reference, and revokes any proxy heretofore given with respect to such meeting.

THE PROXIES OR THE TRUSTEES AND ADMINISTRATORS OF THE PLANS, AS THE CASE MAY BE, WILL VOTE THE SHARES IN ACCORDANCE WITH THE DIRECTIONS ON THIS PROXY CARD. IF YOU DO NOT INDICATE YOUR CHOICES ON THIS CARD, THE PROXIES WILL VOTE THE SHARES “FOR” EACH NOMINEE FOR DIRECTOR FOR WHOM HOLDERS OF SHARES OF COMMON STOCK ARE ENTITLED TO VOTE, “FOR” THE APPROVAL OF THE COMPANY’S COMPENSATION OF THE NAMED EXECUTIVE OFFICERS AS DESCRIBED IN THE PROXY MATERIALS, “FOR” THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY’S INDEPENDENT PUBLIC ACCOUNTING FIRM, AND “FOR” THE DIRECTORS’ PROPOSAL TO AMEND AND RESTATE THE CHARTER OF THE COMPANY TO ELIMINATE THE SUPERMAJORITY PROVISIONS AS MORE PARTICULARLY DESCRIBED IN THE PROXY MATERIALS. THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE DISCRETION OF THE PROXY HOLDER ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF THAT THE HOLDER WOULD BE ENTITLED TO VOTE UPON. IF YOU ARE AN NCR SAVINGS PLAN PARTICIPANT OR OTHER PLAN PARTICIPANT ENTITLED TO VOTE AT THE 2019 ANNUAL MEETING OF STOCKHOLDERS AND DO NOT INDICATE YOUR CHOICES ON THIS CARD, THOSE SHARES WILL BE SO VOTED BY THE TRUSTEES OF SUCH PLANS.

(Continued and to be signed on reverse side.)

864 SPRING STREET NW ATLANTA, GA 30308

Your Internet or telephone authorization authorizes the named proxies to vote the shares in the same manner as if you marked, signed and returned your proxy card.

AUTHORIZE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on April 23, 2019. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

AUTHORIZE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on April 23, 2019. Have your proxy card in hand when you call and follow the instructions.

AUTHORIZE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to NCR Corporation, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

VOTE DURING THE MEETING

During The Meeting - Go to www.virtualshareholdermeeting.com/NCR2019

You may attend the Meeting via webcast and vote during the Meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

ELECTRONIC DELIVERY OF FUTURE STOCKHOLDER COMMUNICATIONS

If you would like to reduce the costs incurred by NCR in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to authorize your vote using the Internet and, when prompted, indicate that you agree to receive or access stockholder communications electronically in future years.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E59138-P18469-Z74320                                 KEEP THIS PORTION FOR YOUR RECORDS

— — — — — — — — — — — —  — — — — — — — — — — — — — — — — — — — —  — — — — — — — — — — — — — — — — — — — —  — — — — — —

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

NCR CORPORATION (SERIES A CONVERTIBLE PREFERRED STOCK)	For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends you vote FOR the following:
Vote on Directors:	☐	☐	☐
1. Election of Directors

01) Gregory R. Blank 02) Chinh E. Chu 03) Richard L. Clemmer 04) Robert P. DeRodes 05) Deborah A. Farrington	06) Michael D. Hayford 07) Kurt P. Kuehn 08) Linda Fayne Levinson 09) Frank R. Martire 10) Matthew A. Thompson

Vote on Proposals:
The Board of Directors recommends you vote FOR the following proposals:	For	Against	Abstain

2. To approve, on an advisory basis, compensation of the named executive officers as more particularly described in the proxy materials.	☐	☐	☐

3.  To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019 as more particularly described in the proxy materials.

	☐	☐	☐

4. To approve the Directors’ proposal to amend and restate the charter of the Company to eliminate the supermajority provisions as more particularly described in the proxy materials.	☐	☐	☐

NOTE: This meeting will consider such other business as may properly come before the meeting or any postponement or adjournment thereof, and the proxy authorized herein will vote in the discretion on any such matters, provided that the holders of Series A Convertible Preferred Stock are entitled to vote.

NOTE: If you attend the meeting and decide to vote by ballot, your ballot will supersede this proxy. Please sign exactly as your name appears on the records of the Company and enter the date on which you sign. If the shares are held jointly, each holder should sign. If signing for a corporation or partnership or as an agent, attorney, guardian or fiduciary, indicate the capacity in which you are signing.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Annual Meeting of Stockholders

NCR’s 2019 Annual Meeting of Stockholders will be held at 9:00 a.m. on April 24, 2019 via a virtual meeting that will be webcast and can be accessed at www.virtualshareholdermeeting.com/NCR2019. Please see your proxy statement for instructions should you wish to attend the virtual meeting.

Important Notice Regarding the Availability of Proxy Materials for the 2019 Annual Meeting:

The Notice of 2019 Annual Meeting of Stockholders and Proxy Statement, and 2018 Annual Report

on Form 10-K, are available at www.proxyvote.com.

— — — — — — — — — — — — —  —  — — — — — —  — — — — — — — —  — — — — — —  — — — — — —  — — — — — — — — — — — — — — — — —

E59139-P18469-Z74320

NCR CORPORATION

SERIES A CONVERTIBLE PREFERRED STOCK

Proxy/Voting Instruction Card

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF NCR

FOR NCR’S 2019 ANNUAL MEETING OF STOCKHOLDERS AT 9:00 AM ON APRIL 24, 2019

The undersigned stockholder of NCR Corporation, a Maryland corporation (“NCR” or the “Company”), hereby appoints Michael D. Hayford, James M. Bedore and Andre J. Fernandez, and each of them, as proxies, and with full power of substitution, in each of them, with the powers the undersigned would possess if personally present at NCR’s 2019 Annual Meeting of Stockholders to be held via a live webcast on April 24, 2019, and at any postponement or adjournment thereof, to vote all shares of Series A Convertible Preferred Stock, that the undersigned is entitled to vote upon any matter that may properly come before the meeting that shares of Series A Convertible Preferred Stock may vote upon, including the matters described in the accompanying Proxy Statement and Notice of the 2019 Annual Meeting of Stockholders. The undersigned hereby acknowledges receipt of the Notice of the 2019 Annual Meeting of Stockholders and of the accompanying Proxy Statement, the terms of each of which are incorporated by reference, and revokes any proxy heretofore given with respect to such meeting.

THE PROXIES WILL VOTE THE SHARES IN ACCORDANCE WITH THE DIRECTIONS ON THIS PROXY CARD. IF YOU DO NOT INDICATE YOUR CHOICES ON THIS CARD, THE PROXIES WILL VOTE THE SHARES “FOR” EACH NOMINEE FOR DIRECTOR, “FOR” THE APPROVAL OF THE COMPANY’S COMPENSATION OF THE NAMED EXECUTIVE OFFICERS AS DESCRIBED IN THE PROXY MATERIALS, “FOR” THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY’S INDEPENDENT PUBLIC ACCOUNTING FIRM, AND “FOR” THE DIRECTORS’ PROPOSAL TO AMEND AND RESTATE THE CHARTER OF THE COMPANY TO ELIMINATE THE SUPERMAJORITY PROVISIONS AS MORE PARTICULARY DESCRIBED IN THE PROXY MATERIALS. THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE DISCRETION OF THE PROXY HOLDER ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF THAT THE HOLDER WOULD BE ENTITLED TO VOTE UPON.

(Continued and to be signed on reverse side.)

*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Stockholder Meeting to Be Held on April 24, 2019.

NCR CORPORATION

Meeting Information
Meeting Type: Virtual Annual Meeting
For holders as of: The close of business on February 22, 2019
Date: April 24, 2019 Time: 9:00 a.m.
Location: Virtual Meeting by webcast at
www.virtualshareholdermeeting.com/NCR2019.

The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet please visit www.virtualshareholdermeeting.com/NCR2019 and be sure to have available the information that is printed in the box marked by the arrow  (located on the following page).

You are receiving this communication because you hold shares of common stock in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.

—   Before You Vote   —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
NOTICE AND PROXY STATEMENT 2018 ANNUAL REPORT ON FORM 10-K
How to View Online:
Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET: www.proxyvote.com
2) BY TELEPHONE: 1-800-579-1639
3) BY E-MAIL*: sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 10, 2019 to facilitate timely delivery.

— How To Vote — Please Choose One of the Following Voting Methods

Vote By Internet:

Before The Meeting:

Go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow

(located on the following page) available and follow the instructions.

During The Meeting:

Go to www.virtualshareholdermeeting.com/NCR2019. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items

The Board of Directors recommends you vote FOR the following:

1.	Election of Directors

	01) Richard L. Clemmer	05)	Kurt P. Kuehn
	02) Robert P. DeRodes	06)	Linda Fayne Levinson
	03) Deborah A. Farrington	07)	Frank R. Martire
	04) Michael D. Hayford	08)	Matthew A. Thompson

The Board of Directors recommends you vote FOR the following proposals:

2.	To approve, on an advisory basis, compensation of the named executive officers as more particularly described in the proxy materials.

3.	To ratify the appointment of independent registered public accounting firm for the fiscal year ending December 31, 2019 as more particularly described in the proxy materials.

4.	To approve the Directors’ proposal to amend and restate the charter of the Company to eliminate the supermajority provisions as more particularly described in the proxy materials.

NOTE: This meeting will consider such other business as may properly come before the meeting or any postponement or adjournment thereof, and the proxy authorized herein will vote in his discretion on any such matters, provided the holders of common stock are entitled to vote.

*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Stockholder Meeting to Be Held on April 24, 2019.

NCR CORPORATION

Meeting Information
Meeting Type: Virtual Annual Meeting
For holders as of: The close of business on February 22, 2019
Date: April 24, 2019 Time: 9:00 a.m.
Location: Virtual Meeting by webcast at www.virtualshareholdermeeting.com/NCR2019.

The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet please visit www.virtualshareholdermeeting.com/NCR2019 and be sure to have available the information that is printed in the box marked by the arrow (located on the following page).

You are receiving this communication because you hold shares of Series A Convertible Preferred Stock in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.

—   Before You Vote   —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
NOTICE AND PROXY STATEMENT 2018 ANNUAL REPORT ON FORM 10-K
How to View Online:
Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET: www.proxyvote.com
2) BY TELEPHONE: 1-800-579-1639
3) BY E-MAIL*: sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 10, 2019 to facilitate timely delivery.

— How To Vote — Please Choose One of the Following Voting Methods

Vote By Internet:

Before The Meeting:

Go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow

(located on the following page) available and follow the instructions.

During The Meeting:

Go to www.virtualshareholdermeeting.com/NCR2019. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items

The Board of Directors recommends you vote FOR the following:

1.	Election of Directors
	01) Gregory R. Blank	06)	Michael D. Hayford
	02) Chinh E. Chu	07)	Kurt P. Kuehn
	03) Richard L. Clemmer	08)	Linda Fayne Levinson
	04) Robert P. DeRodes	09)	Frank R. Martire
	05) Deborah A. Farrington	10)	Matthew A. Thompson

The Board of Directors recommends you vote FOR the following proposals:

2.	To approve, on an advisory basis, compensation of the named executive officers as more particularly described in the proxy materials.

3.	To ratify the appointment of independent registered public accounting firm for the fiscal year ending December 31, 2019 as more particularly described in the proxy materials.

4.	To approve the Directors’ proposal to amend and restate the charter of the Company to eliminate the supermajority provisions as more particularly described in the proxy materials.

NOTE: This meeting will consider such other business as may properly come before the meeting or any postponement or adjournment thereof, and the proxy authorized herein will vote in the discretion on any such matters, provided that the holders of Series A Convertible Preferred Stock are entitled to vote.